UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2018

Item 1.

Reports to Stockholders

Fidelity® Real Estate Index Fund Institutional Class Annual Report July 31, 2018

Contents

Note to shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to shareholders:

In July, the Board of Trustees approved a proposal to consolidate the Fund’s share classes into a single share class. The consolidation will take place in November, and the surviving class name will be Fidelity Real Estate Index. The changes will not impact how the Fund is managed. As part of this initiative, effective August 1, 2018, the Board of Trustees approved a change in the expense contract limiting the total expenses paid by each class, with certain exceptions, to .07% of each class’ average net assets on an annual basis. Also, purchase minimums and eligibility requirements were removed.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Life of fundA
Institutional Class	3.90%	8.18%	9.83%

 A From September 8, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Index Fund - Institutional Class on September 8, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Select Real Estate Securities Index℠ performed over the same period.

Period Ending Values
$19,100	Fidelity® Real Estate Index Fund - Institutional Class
$19,198	Dow Jones U.S. Select Real Estate Securities Index℠

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the fiscal year, the fund's share classes gained about 4%, roughly in line with the 3.85% return of the benchmark Dow Jones U.S. Select Real Estate Securities Index℠ and significantly lagging the broad-based S&P 500®. In an up-and-down market environment for real estate investment trusts (REITs), certain sectors enjoyed very strong performance, whereas others significantly lagged. The self-storage group, for example, gained about 17% the past 12 months, bouncing back after lagging the Dow Jones real estate index coming into this period. In this category, top individual contributors were Public Storage, Extra Space Storage, Life Storage and CubeSmart. Meanwhile, hotel REITs gained 16%, benefiting partly from continued strength in the U.S. economy. Strong individual performers in this category included Host Hotels & Resorts, Ryman Hospitality Properties and Park Hotels & Resorts. Other notable individual contributors included mall operator REIT Simon Property Group – the largest position in the index and fund – and industrial REIT Prologis. In contrast, the health care REIT segment returned roughly -10%, as an excess of supply in the senior-housing industry weighed on the category. Notable detractors included Ventas, Welltower and HCP. Other challenges for performance included apartment REITs AvalonBay Communities and Essex Property Trust, as well as shopping-center REIT Kimco Realty, which struggled amid investors' concern about a tough business environment for its retail tenants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Simon Property Group, Inc.	8.1
Prologis, Inc.	5.2
Public Storage	4.8
Digital Realty Trust, Inc.	3.7
AvalonBay Communities, Inc.	3.6
Equity Residential (SBI)	3.6
Welltower, Inc.	3.4
Ventas, Inc.	3.0
Boston Properties, Inc.	2.9
Essex Property Trust, Inc.	2.3
40.6

Top Five REIT Sectors as of July 31, 2018

% of fund's net assets
REITs - Apartments	17.3
REITs - Office Property	13.5
REITs - Regional Malls	12.1
REITs - Diversified	11.2
REITs - Health Care	9.8

Asset Allocation (% of fund's net assets)

As of July 31, 2018
Stocks and Equity Futures	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 99.6%
REITs - Apartments - 17.3%
American Campus Communities, Inc.	276,322	$11,398,283
American Homes 4 Rent Class A	525,194	11,627,795
Apartment Investment & Management Co. Class A	318,098	13,566,880
AvalonBay Communities, Inc.	279,403	49,412,421
Camden Property Trust (SBI)	187,552	17,365,440
Education Realty Trust, Inc.	162,902	6,737,627
Equity Residential (SBI)	744,380	48,704,783
Essex Property Trust, Inc.	133,518	32,104,403
Independence Realty Trust, Inc.	175,824	1,784,614
Mid-America Apartment Communities, Inc.	230,040	23,183,402
UDR, Inc.	540,979	20,816,872
		236,702,520
REITs - Diversified - 11.2%
Apple Hospitality (REIT), Inc.	437,715	7,874,493
Cousins Properties, Inc.	849,564	7,917,936
Digital Realty Trust, Inc.	416,354	50,553,703
Duke Realty Corp.	721,771	21,017,972
Forest City Realty Trust, Inc. Class A	540,158	13,487,745
Liberty Property Trust (SBI)	298,768	12,805,196
NorthStar Realty Europe Corp.	105,505	1,444,363
PS Business Parks, Inc.	40,313	5,150,792
TIER REIT, Inc.	96,877	2,302,766
Vornado Realty Trust	349,845	25,160,852
Washington REIT (SBI)	158,974	4,847,117
		152,562,935
REITs - Health Care - 9.8%
HCP, Inc.	949,736	24,598,162
Healthcare Realty Trust, Inc.	253,100	7,519,601
LTC Properties, Inc.	80,114	3,378,407
Senior Housing Properties Trust (SBI)	480,390	8,570,158
Universal Health Realty Income Trust (SBI)	25,547	1,719,569
Ventas, Inc.	720,319	40,611,585
Welltower, Inc.	751,998	47,075,075
		133,472,557
REITs - Hotels - 8.3%
Ashford Hospitality Trust, Inc.	181,456	1,433,502
Braemar Hotels & Resorts, Inc.	65,712	751,088
Chatham Lodging Trust	92,733	1,997,469
Chesapeake Lodging Trust	122,066	3,908,553
DiamondRock Hospitality Co.	405,458	4,833,059
Hersha Hospitality Trust	74,741	1,613,658
Hospitality Properties Trust (SBI)	332,247	9,392,623
Host Hotels & Resorts, Inc.	1,498,684	31,382,443
LaSalle Hotel Properties (SBI)	223,150	7,736,611
Park Hotels & Resorts, Inc.	406,606	12,718,636
Pebblebrook Hotel Trust (a)	139,571	5,380,462
RLJ Lodging Trust	354,190	8,001,152
Ryman Hospitality Properties, Inc.	103,667	8,812,732
Summit Hotel Properties, Inc.	211,667	2,995,088
Sunstone Hotel Investors, Inc.	456,103	7,420,796
Xenia Hotels & Resorts, Inc.	215,985	5,267,874
		113,645,746
REITs - Management/Investment - 0.6%
American Assets Trust, Inc.	83,974	3,227,121
Retail Properties America, Inc.	443,718	5,568,661
		8,795,782
REITs - Manufactured Homes - 2.3%
Equity Lifestyle Properties, Inc.	179,396	16,323,242
Sun Communities, Inc.	161,902	15,698,018
		32,021,260
REITs - Office Property - 13.5%
Alexandria Real Estate Equities, Inc.	208,190	26,531,734
Boston Properties, Inc.	312,062	39,173,143
Brandywine Realty Trust (SBI)	360,916	5,951,505
Columbia Property Trust, Inc.	239,765	5,557,753
Corporate Office Properties Trust (SBI)	206,494	6,141,132
Douglas Emmett, Inc.	322,895	12,541,242
Easterly Government Properties, Inc. (a)	122,056	2,312,961
Equity Commonwealth (b)	245,537	7,916,113
Franklin Street Properties Corp.	216,778	1,909,814
Highwoods Properties, Inc. (SBI)	209,078	10,267,821
Hudson Pacific Properties, Inc.	316,744	10,851,649
JBG SMITH Properties	188,381	6,875,907
Kilroy Realty Corp.	199,815	14,576,504
Mack-Cali Realty Corp.	182,219	3,547,804
Paramount Group, Inc.	413,270	6,380,889
Piedmont Office Realty Trust, Inc. Class A (a)	259,096	5,124,919
SL Green Realty Corp.	178,756	18,431,531
		184,092,421
REITs - Regional Malls - 12.1%
CBL & Associates Properties, Inc. (a)	349,055	1,902,350
General Growth Properties, Inc.	1,278,738	27,262,694
Pennsylvania Real Estate Investment Trust (SBI) (a)	142,227	1,510,451
Simon Property Group, Inc.	626,068	110,319,443
Tanger Factory Outlet Centers, Inc.	190,804	4,550,675
Taubman Centers, Inc.	123,301	7,650,827
The Macerich Co.	219,472	12,962,016
		166,158,456
REITs - Shopping Centers - 7.3%
Acadia Realty Trust (SBI)	164,942	4,466,629
Brixmor Property Group, Inc.	612,192	10,829,676
Cedar Realty Trust, Inc.	158,929	756,502
DDR Corp.	309,810	4,244,397
Federal Realty Investment Trust (SBI)	148,023	18,576,887
Kimco Realty Corp.	858,970	14,336,209
Kite Realty Group Trust	169,155	2,853,645
Ramco-Gershenson Properties Trust (SBI)	161,788	2,127,512
Regency Centers Corp.	297,956	18,958,940
Retail Opportunity Investments Corp. (a)	227,874	4,309,097
Saul Centers, Inc.	24,573	1,309,249
Seritage Growth Properties (a)	54,174	2,292,102
Urban Edge Properties	214,206	4,858,192
Washington Prime Group, Inc. (a)	375,999	3,019,272
Weingarten Realty Investors (SBI)	240,931	7,280,935
		100,219,244
REITs - Storage - 8.3%
CubeSmart	368,493	11,187,447
Extra Space Storage, Inc.	254,942	23,956,900
Life Storage, Inc.	94,039	9,023,982
National Storage Affiliates Trust	114,075	3,288,782
Public Storage	302,910	65,982,885
		113,439,996
REITs - Warehouse/Industrial - 7.9%
DCT Industrial Trust, Inc.	190,392	12,731,513
EastGroup Properties, Inc.	70,643	6,733,691
First Industrial Realty Trust, Inc.	253,427	8,249,049
Prologis, Inc.	1,077,990	70,737,704
QTS Realty Trust, Inc. Class A	103,144	4,409,406
Rexford Industrial Realty, Inc.	163,903	5,021,988
		107,883,351
Residential REITs - 1.0%
Invitation Homes, Inc.	578,634	13,372,232

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		1,362,366,500

Real Estate Management & Development - 0.1%
Real Estate Services - 0.1%
Retail Value, Inc. (b)	30,981	1,023,612
TOTAL COMMON STOCKS
(Cost $1,269,896,158)		1,363,390,112
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 2% 11/8/18 (c)
(Cost $248,641)	250,000	248,629
	Shares	Value

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 1.96% (d)	9,077,657	$9,079,473
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	19,474,349	19,476,296
TOTAL MONEY MARKET FUNDS
(Cost $28,555,769)		28,555,769
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $1,298,700,568)		1,392,194,510
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(24,789,271)
NET ASSETS - 100%		$1,367,405,239

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	14	Sept. 2018	$1,971,970	$75,295	$75,295

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $248,629.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 73,186
Fidelity Securities Lending Cash Central Fund	60,008
Total	$ 133,194

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,363,390,112	$1,363,390,112	$--	$--
U.S. Treasury Obligations	248,629	--	248,629	--
Money Market Funds	28,555,769	28,555,769	--	--
Total Investments in Securities:	$1,392,194,510	$1,391,945,881	$248,629	$--
Derivative Instruments:
Assets
Futures Contracts	$75,295	$75,295	$--	$--
Total Assets	$75,295	$75,295	$--	$--
Total Derivative Instruments:	$75,295	$75,295	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$75,295	$0
Total Equity Risk	75,295	0
Total Value of Derivatives	$75,295	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $19,309,296) — See accompanying schedule: Unaffiliated issuers (cost $1,270,144,799)	$1,363,638,741
Fidelity Central Funds (cost $28,555,769)	28,555,769
Total Investment in Securities (cost $1,298,700,568)		$1,392,194,510
Cash		6,495
Receivable for fund shares sold		2,527,729
Dividends receivable		457,499
Distributions receivable from Fidelity Central Funds		21,887
Receivable for daily variation margin on futures contracts		26,121
Total assets		1,395,234,241
Liabilities
Payable for investments purchased	$7,135,506
Payable for fund shares redeemed	1,112,959
Accrued management fee	78,425
Other affiliated payables	20,372
Collateral on securities loaned	19,481,740
Total liabilities		27,829,002
Net Assets		$1,367,405,239
Net Assets consist of:
Paid in capital		$1,271,164,580
Undistributed net investment income		7,454,197
Accumulated undistributed net realized gain (loss) on investments		(4,782,775)
Net unrealized appreciation (depreciation) on investments		93,569,237
Net Assets		$1,367,405,239
Investor Class:
Net Asset Value, offering price and redemption price per share ($35,197,958 ÷ 2,235,572 shares)		$15.74
Premium Class:
Net Asset Value, offering price and redemption price per share ($952,107,835 ÷ 60,422,753 shares)		$15.76
Institutional Class:
Net Asset Value, offering price and redemption price per share ($380,099,446 ÷ 24,118,515 shares)		$15.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$34,168,902
Interest		2,016
Income from Fidelity Central Funds		133,194
Total income		34,304,112
Expenses
Management fee	$753,546
Transfer agent fees	226,028
Independent trustees' fees and expenses	4,186
Interest	925
Commitment fees	2,924
Total expenses before reductions	987,609
Expense reductions	(234)
Total expenses after reductions		987,375
Net investment income (loss)		33,316,737
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,696,790
Fidelity Central Funds	(1,610)
Futures contracts	631,061
Total net realized gain (loss)		6,326,241
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	13,501,740
Fidelity Central Funds	(388)
Futures contracts	14,273
Total change in net unrealized appreciation (depreciation)		13,515,625
Net gain (loss)		19,841,866
Net increase (decrease) in net assets resulting from operations		$53,158,603

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,316,737	$22,167,209
Net realized gain (loss)	6,326,241	3,045,141
Change in net unrealized appreciation (depreciation)	13,515,625	(70,690,365)
Net increase (decrease) in net assets resulting from operations	53,158,603	(45,478,015)
Distributions to shareholders from net investment income	(30,389,560)	(21,635,826)
Distributions to shareholders from net realized gain	(5,602,968)	(11,192,697)
Total distributions	(35,992,528)	(32,828,523)
Share transactions - net increase (decrease)	363,151,944	220,293,897
Redemption fees	27,089	171,488
Total increase (decrease) in net assets	380,345,108	142,158,847
Net Assets
Beginning of period	987,060,131	844,901,284
End of period	$1,367,405,239	$987,060,131
Other Information
Undistributed net investment income end of period	$7,454,197	$3,888,790

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Index Fund Investor Class

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.68	$17.26	$14.67	$13.59	$12.41
Income from Investment Operations
Net investment income (loss)A	.45	.36	.38	.33	.29
Net realized and unrealized gain (loss)	.11	(1.37)	2.57	1.15	1.19
Total from investment operations	.56	(1.01)	2.95	1.48	1.48
Distributions from net investment income	(.41)	(.35)	(.36)	(.32)	(.27)
Distributions from net realized gain	(.09)	(.21)	–	(.09)	(.04)
Total distributions	(.50)	(.57)B	(.36)	(.41)	(.31)
Redemption fees added to paid in capitalA	–C	–C	–C	.01	.01
Net asset value, end of period	$15.74	$15.68	$17.26	$14.67	$13.59
Total ReturnD	3.73%	(5.81)%	20.54%	11.04%	12.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	.23%	.23%	.32%	.33%	.33%
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23%
Expenses net of all reductions	.23%	.23%	.23%	.23%	.23%
Net investment income (loss)	2.96%	2.33%	2.53%	2.27%	2.33%
Supplemental Data
Net assets, end of period (000 omitted)	$35,198	$32,557	$38,444	$30,832	$12,888
Portfolio turnover rateG	6%	8%	5%	12%	14%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.57 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.211 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Index Fund Premium Class

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.70	$17.28	$14.69	$13.60	$12.43
Income from Investment Operations
Net investment income (loss)A	.47	.38	.40	.35	.31
Net realized and unrealized gain (loss)	.11	(1.37)	2.57	1.16	1.18
Total from investment operations	.58	(.99)	2.97	1.51	1.49
Distributions from net investment income	(.43)	(.38)	(.38)	(.34)	(.28)
Distributions from net realized gain	(.09)	(.21)	–	(.09)	(.04)
Total distributions	(.52)	(.59)	(.38)	(.43)	(.33)B
Redemption fees added to paid in capitalA	–C	–C	–C	.01	.01
Net asset value, end of period	$15.76	$15.70	$17.28	$14.69	$13.60
Total ReturnD	3.88%	(5.63)%	20.68%	11.26%	12.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	.09%	.09%	.18%	.19%	.19%
Expenses net of fee waivers, if any	.09%	.09%	.09%	.09%	.09%
Expenses net of all reductions	.09%	.09%	.09%	.09%	.09%
Net investment income (loss)	3.10%	2.47%	2.67%	2.41%	2.47%
Supplemental Data
Net assets, end of period (000 omitted)	$952,108	$908,637	$787,359	$496,878	$286,413
Portfolio turnover rateG	6%	8%	5%	12%	14%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.33 per share is comprised of distributions from net investment income of $.284 and distributions from net realized gain of $.041 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Index Fund Institutional Class

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.70	$17.28	$14.69	$13.60	$12.43
Income from Investment Operations
Net investment income (loss)A	.46	.39	.41	.36	.32
Net realized and unrealized gain (loss)	.13	(1.37)	2.56	1.15	1.17
Total from investment operations	.59	(.98)	2.97	1.51	1.49
Distributions from net investment income	(.44)	(.39)	(.38)	(.34)	(.29)
Distributions from net realized gain	(.09)	(.21)	–	(.09)	(.04)
Total distributions	(.53)	(.60)	(.38)	(.43)	(.33)
Redemption fees added to paid in capitalA	–B	–B	–B	.01	.01
Net asset value, end of period	$15.76	$15.70	$17.28	$14.69	$13.60
Total ReturnC	3.90%	(5.61)%	20.71%	11.29%	12.46%
Ratios to Average Net AssetsD,E
Expenses before reductions	.07%	.07%	.14%	.15%	.15%
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07%	.07%
Expenses net of all reductions	.07%	.07%	.07%	.07%	.07%
Net investment income (loss)	3.12%	2.49%	2.69%	2.43%	2.49%
Supplemental Data
Net assets, end of period (000 omitted)	$380,099	$45,866	$19,098	$13,484	$11,030
Portfolio turnover rateF	6%	8%	5%	12%	14%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Real Estate Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Investor Class, Premium Class and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund offers conversion privileges between share classes to eligible shareholders.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, short-term capital gains, market discounts and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes as follows:

Gross unrealized appreciation	$154,684,591
Gross unrealized depreciation	(72,260,567)
Net unrealized appreciation (depreciation)	$82,424,024
Tax Cost	$1,309,770,486

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$–
Undistributed ordinary income	$7,453,042
Undistributed long-term capital gain	$6,363,591
Net unrealized appreciation (depreciation) on securities and other investments	$82,424,024

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$30,389,560	$ 21,635,826
Long-term Capital Gains	5,602,968	11,192,697
Total	$35,992,528	$ 32,828,523

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $442,909,292 and $62,831,031, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .07% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed certain amounts of each class' average net assets on an annual basis with certain exceptions, as noted in the following table:

Investor Class	.23%
Premium Class	.09%
Institutional Class	.07%

Effective August 1, 2018, the Board of Trustees approved a change in the expense contract limiting the total expenses paid by each class, with certain exceptions, to .07% of each class' average net assets on an annual basis.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .21%, .11% and .035% of class-level average net assets for Investor Class, Premium Class and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Under the expense contract, Investor Class and Premium Class pay a portion of the transfer agent fees at an annual rate of .16% and .02% of class-level average net assets, respectively and Institutional Class does not pay a transfer agent fee.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
Investor Class	$53,135
Premium Class	172,893
$226,028

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,105,250	1.36%	$925

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,924 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $8,462. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $60,008, including $32 from securities loaned to FCM.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $234.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Investor Class	$901,682	$740,893
Premium Class	24,627,043	19,798,967
Institutional Class	4,860,835	1,095,966
Total	$30,389,560	$21,635,826
From net realized gain
Investor Class	$195,809	$432,872
Premium Class	5,145,321	10,356,218
Institutional Class	261,838	403,607
Total	$5,602,968	$11,192,697

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Investor Class
Shares sold	1,655,111	2,753,906	$25,009,221	$43,103,190
Reinvestment of distributions	69,789	72,804	1,063,947	1,128,867
Shares redeemed	(1,565,088)	(2,978,088)	(23,568,906)	(46,751,088)
Net increase (decrease)	159,812	(151,378)	$2,504,262	$(2,519,031)
Premium Class
Shares sold	22,252,890	27,867,364	$334,525,602	$435,688,005
Reinvestment of distributions	1,807,393	1,768,910	27,560,332	27,444,169
Shares redeemed	(21,524,541)	(17,309,705)	(325,921,346)	(268,097,001)
Net increase (decrease)	2,535,742	12,326,569	$36,164,588	$195,035,173
Institutional Class
Shares sold	24,133,975	5,876,891	$368,690,381	$90,757,244
Reinvestment of distributions	325,615	96,937	4,924,698	1,499,573
Shares redeemed	(3,262,703)	(4,157,082)	(49,131,985)	(64,479,062)
Net increase (decrease)	21,196,887	1,816,746	$324,483,094	$27,777,755

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Real Estate Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Investor Class	.23%
Actual		$1,000.00	$1,064.70	$1.18-C
Hypothetical-D		$1,000.00	$1,023.65	$1.15-C
Premium Class	.09%
Actual		$1,000.00	$1,065.90	$.46
Hypothetical-D		$1,000.00	$1,024.35	$.45
Institutional Class	.07%
Actual		$1,000.00	$1,066.00	$.36
Hypothetical-D		$1,000.00	$1,024.45	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C If fees and changes to the class level expense contract and/ or expense cap, effective August 1, 2018, had been in effect during the current period, the restated annualized expense ratio would have been .07% and the expenses paid in the actual and hypothetical examples above would have been $.36 and $.35, respectively.

 D 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Investor Class	09/10/2018	09/07/2018	$0.11200	$0.072
Premium Class	09/10/2018	09/07/2018	$0.11569	$0.072
Institutional Class	09/10/2018	09/07/2018	$0.11622	$0.072

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $7,923,964, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Real Estate Index Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) for the fund (the Amended Contract) to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company (FMR), the fund's investment adviser, to Geode by 0.10 basis points. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management and sub-advisory agreements. At its September 2017 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the management contract and sub-advisory agreements. Based on its review, the Board concluded at its September 2017 meeting that the fund's current management fee and total expenses are fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the proposed sub-advisory fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by 0.10 basis points than the current sub-advisory fee rate. The Board noted that FMR, and not the fund, pays the sub-advisory fee out of its management fee. The Board also considered that the Amended Contract would not result in any changes to the fund's management fee rate, and that the management fee rate would continue to rank below the median of its competitor funds based on the competitive mapped group data provided to the Board in connection with the annual renewal of the existing management contract. The Board also considered that FMR will retain its obligation to pay fund-level operating expenses, with certain limited exceptions, under the management contract. In addition, the Board considered that the contractual arrangements for the fund that oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total expenses, with certain exceptions, were being set at 0.07% for all classes.

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its September 2017 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive under the circumstances. Because the Board was approving an arrangement that would not result in any changes to the management fee rate, the Board did not consider FMR's costs of services and profitability to be significant factors in its decision to approve the Amended Contract.

Economies of Scale.  The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its September 2017 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with its approval of the Amended Contract, the Board did not consider economies of scale to be a significant factor in its decision to approve the agreement because FMR will continue to contractually limit fund expenses to a level below what they otherwise would be.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's advisory fee structures are fair and reasonable, and that the fund's Amended Contract should be approved.

URX-I-ANN-0918
1.929343.106

Fidelity® Real Estate Index Fund Investor Class and Premium Class Annual Report July 31, 2018

Contents

Note to shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to shareholders:

In July, the Board of Trustees approved a proposal to consolidate the Fund’s share classes into a single share class. The consolidation will take place in November, and the surviving class name will be Fidelity Real Estate Index. The changes will not impact how the Fund is managed. As part of this initiative, effective August 1, 2018, the Board of Trustees approved a change in the expense contract limiting the total expenses paid by each class, with certain exceptions, to .07% of each class’ average net assets on an annual basis. Also, purchase minimums and eligibility requirements were removed.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Life of fundA
Investor Class	3.73%	8.01%	9.65%
Premium Class	3.88%	8.16%	9.81%

 A From September 8, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Index Fund - Investor Class on September 8, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Select Real Estate Securities Index℠ performed over the same period.

Period Ending Values
$18,879	Fidelity® Real Estate Index Fund - Investor Class
$19,198	Dow Jones U.S. Select Real Estate Securities Index℠

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the fiscal year, the fund's share classes gained about 4%, roughly in line with the 3.85% return of the benchmark Dow Jones U.S. Select Real Estate Securities Index℠ and significantly lagging the broad-based S&P 500®. In an up-and-down market environment for real estate investment trusts (REITs), certain sectors enjoyed very strong performance, whereas others significantly lagged. The self-storage group, for example, gained about 17% the past 12 months, bouncing back after lagging the Dow Jones real estate index coming into this period. In this category, top individual contributors were Public Storage, Extra Space Storage, Life Storage and CubeSmart. Meanwhile, hotel REITs gained 16%, benefiting partly from continued strength in the U.S. economy. Strong individual performers in this category included Host Hotels & Resorts, Ryman Hospitality Properties and Park Hotels & Resorts. Other notable individual contributors included mall operator REIT Simon Property Group – the largest position in the index and fund – and industrial REIT Prologis. In contrast, the health care REIT segment returned roughly -10%, as an excess of supply in the senior-housing industry weighed on the category. Notable detractors included Ventas, Welltower and HCP. Other challenges for performance included apartment REITs AvalonBay Communities and Essex Property Trust, as well as shopping-center REIT Kimco Realty, which struggled amid investors' concern about a tough business environment for its retail tenants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Simon Property Group, Inc.	8.1
Prologis, Inc.	5.2
Public Storage	4.8
Digital Realty Trust, Inc.	3.7
AvalonBay Communities, Inc.	3.6
Equity Residential (SBI)	3.6
Welltower, Inc.	3.4
Ventas, Inc.	3.0
Boston Properties, Inc.	2.9
Essex Property Trust, Inc.	2.3
40.6

Top Five REIT Sectors as of July 31, 2018

% of fund's net assets
REITs - Apartments	17.3
REITs - Office Property	13.5
REITs - Regional Malls	12.1
REITs - Diversified	11.2
REITs - Health Care	9.8

Asset Allocation (% of fund's net assets)

As of July 31, 2018
Stocks and Equity Futures	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 99.6%
REITs - Apartments - 17.3%
American Campus Communities, Inc.	276,322	$11,398,283
American Homes 4 Rent Class A	525,194	11,627,795
Apartment Investment & Management Co. Class A	318,098	13,566,880
AvalonBay Communities, Inc.	279,403	49,412,421
Camden Property Trust (SBI)	187,552	17,365,440
Education Realty Trust, Inc.	162,902	6,737,627
Equity Residential (SBI)	744,380	48,704,783
Essex Property Trust, Inc.	133,518	32,104,403
Independence Realty Trust, Inc.	175,824	1,784,614
Mid-America Apartment Communities, Inc.	230,040	23,183,402
UDR, Inc.	540,979	20,816,872
		236,702,520
REITs - Diversified - 11.2%
Apple Hospitality (REIT), Inc.	437,715	7,874,493
Cousins Properties, Inc.	849,564	7,917,936
Digital Realty Trust, Inc.	416,354	50,553,703
Duke Realty Corp.	721,771	21,017,972
Forest City Realty Trust, Inc. Class A	540,158	13,487,745
Liberty Property Trust (SBI)	298,768	12,805,196
NorthStar Realty Europe Corp.	105,505	1,444,363
PS Business Parks, Inc.	40,313	5,150,792
TIER REIT, Inc.	96,877	2,302,766
Vornado Realty Trust	349,845	25,160,852
Washington REIT (SBI)	158,974	4,847,117
		152,562,935
REITs - Health Care - 9.8%
HCP, Inc.	949,736	24,598,162
Healthcare Realty Trust, Inc.	253,100	7,519,601
LTC Properties, Inc.	80,114	3,378,407
Senior Housing Properties Trust (SBI)	480,390	8,570,158
Universal Health Realty Income Trust (SBI)	25,547	1,719,569
Ventas, Inc.	720,319	40,611,585
Welltower, Inc.	751,998	47,075,075
		133,472,557
REITs - Hotels - 8.3%
Ashford Hospitality Trust, Inc.	181,456	1,433,502
Braemar Hotels & Resorts, Inc.	65,712	751,088
Chatham Lodging Trust	92,733	1,997,469
Chesapeake Lodging Trust	122,066	3,908,553
DiamondRock Hospitality Co.	405,458	4,833,059
Hersha Hospitality Trust	74,741	1,613,658
Hospitality Properties Trust (SBI)	332,247	9,392,623
Host Hotels & Resorts, Inc.	1,498,684	31,382,443
LaSalle Hotel Properties (SBI)	223,150	7,736,611
Park Hotels & Resorts, Inc.	406,606	12,718,636
Pebblebrook Hotel Trust (a)	139,571	5,380,462
RLJ Lodging Trust	354,190	8,001,152
Ryman Hospitality Properties, Inc.	103,667	8,812,732
Summit Hotel Properties, Inc.	211,667	2,995,088
Sunstone Hotel Investors, Inc.	456,103	7,420,796
Xenia Hotels & Resorts, Inc.	215,985	5,267,874
		113,645,746
REITs - Management/Investment - 0.6%
American Assets Trust, Inc.	83,974	3,227,121
Retail Properties America, Inc.	443,718	5,568,661
		8,795,782
REITs - Manufactured Homes - 2.3%
Equity Lifestyle Properties, Inc.	179,396	16,323,242
Sun Communities, Inc.	161,902	15,698,018
		32,021,260
REITs - Office Property - 13.5%
Alexandria Real Estate Equities, Inc.	208,190	26,531,734
Boston Properties, Inc.	312,062	39,173,143
Brandywine Realty Trust (SBI)	360,916	5,951,505
Columbia Property Trust, Inc.	239,765	5,557,753
Corporate Office Properties Trust (SBI)	206,494	6,141,132
Douglas Emmett, Inc.	322,895	12,541,242
Easterly Government Properties, Inc. (a)	122,056	2,312,961
Equity Commonwealth (b)	245,537	7,916,113
Franklin Street Properties Corp.	216,778	1,909,814
Highwoods Properties, Inc. (SBI)	209,078	10,267,821
Hudson Pacific Properties, Inc.	316,744	10,851,649
JBG SMITH Properties	188,381	6,875,907
Kilroy Realty Corp.	199,815	14,576,504
Mack-Cali Realty Corp.	182,219	3,547,804
Paramount Group, Inc.	413,270	6,380,889
Piedmont Office Realty Trust, Inc. Class A (a)	259,096	5,124,919
SL Green Realty Corp.	178,756	18,431,531
		184,092,421
REITs - Regional Malls - 12.1%
CBL & Associates Properties, Inc. (a)	349,055	1,902,350
General Growth Properties, Inc.	1,278,738	27,262,694
Pennsylvania Real Estate Investment Trust (SBI) (a)	142,227	1,510,451
Simon Property Group, Inc.	626,068	110,319,443
Tanger Factory Outlet Centers, Inc.	190,804	4,550,675
Taubman Centers, Inc.	123,301	7,650,827
The Macerich Co.	219,472	12,962,016
		166,158,456
REITs - Shopping Centers - 7.3%
Acadia Realty Trust (SBI)	164,942	4,466,629
Brixmor Property Group, Inc.	612,192	10,829,676
Cedar Realty Trust, Inc.	158,929	756,502
DDR Corp.	309,810	4,244,397
Federal Realty Investment Trust (SBI)	148,023	18,576,887
Kimco Realty Corp.	858,970	14,336,209
Kite Realty Group Trust	169,155	2,853,645
Ramco-Gershenson Properties Trust (SBI)	161,788	2,127,512
Regency Centers Corp.	297,956	18,958,940
Retail Opportunity Investments Corp. (a)	227,874	4,309,097
Saul Centers, Inc.	24,573	1,309,249
Seritage Growth Properties (a)	54,174	2,292,102
Urban Edge Properties	214,206	4,858,192
Washington Prime Group, Inc. (a)	375,999	3,019,272
Weingarten Realty Investors (SBI)	240,931	7,280,935
		100,219,244
REITs - Storage - 8.3%
CubeSmart	368,493	11,187,447
Extra Space Storage, Inc.	254,942	23,956,900
Life Storage, Inc.	94,039	9,023,982
National Storage Affiliates Trust	114,075	3,288,782
Public Storage	302,910	65,982,885
		113,439,996
REITs - Warehouse/Industrial - 7.9%
DCT Industrial Trust, Inc.	190,392	12,731,513
EastGroup Properties, Inc.	70,643	6,733,691
First Industrial Realty Trust, Inc.	253,427	8,249,049
Prologis, Inc.	1,077,990	70,737,704
QTS Realty Trust, Inc. Class A	103,144	4,409,406
Rexford Industrial Realty, Inc.	163,903	5,021,988
		107,883,351
Residential REITs - 1.0%
Invitation Homes, Inc.	578,634	13,372,232

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		1,362,366,500

Real Estate Management & Development - 0.1%
Real Estate Services - 0.1%
Retail Value, Inc. (b)	30,981	1,023,612
TOTAL COMMON STOCKS
(Cost $1,269,896,158)		1,363,390,112
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 2% 11/8/18 (c)
(Cost $248,641)	250,000	248,629
	Shares	Value

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 1.96% (d)	9,077,657	$9,079,473
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	19,474,349	19,476,296
TOTAL MONEY MARKET FUNDS
(Cost $28,555,769)		28,555,769
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $1,298,700,568)		1,392,194,510
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(24,789,271)
NET ASSETS - 100%		$1,367,405,239

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	14	Sept. 2018	$1,971,970	$75,295	$75,295

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $248,629.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 73,186
Fidelity Securities Lending Cash Central Fund	60,008
Total	$ 133,194

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,363,390,112	$1,363,390,112	$--	$--
U.S. Treasury Obligations	248,629	--	248,629	--
Money Market Funds	28,555,769	28,555,769	--	--
Total Investments in Securities:	$1,392,194,510	$1,391,945,881	$248,629	$--
Derivative Instruments:
Assets
Futures Contracts	$75,295	$75,295	$--	$--
Total Assets	$75,295	$75,295	$--	$--
Total Derivative Instruments:	$75,295	$75,295	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$75,295	$0
Total Equity Risk	75,295	0
Total Value of Derivatives	$75,295	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $19,309,296) — See accompanying schedule: Unaffiliated issuers (cost $1,270,144,799)	$1,363,638,741
Fidelity Central Funds (cost $28,555,769)	28,555,769
Total Investment in Securities (cost $1,298,700,568)		$1,392,194,510
Cash		6,495
Receivable for fund shares sold		2,527,729
Dividends receivable		457,499
Distributions receivable from Fidelity Central Funds		21,887
Receivable for daily variation margin on futures contracts		26,121
Total assets		1,395,234,241
Liabilities
Payable for investments purchased	$7,135,506
Payable for fund shares redeemed	1,112,959
Accrued management fee	78,425
Other affiliated payables	20,372
Collateral on securities loaned	19,481,740
Total liabilities		27,829,002
Net Assets		$1,367,405,239
Net Assets consist of:
Paid in capital		$1,271,164,580
Undistributed net investment income		7,454,197
Accumulated undistributed net realized gain (loss) on investments		(4,782,775)
Net unrealized appreciation (depreciation) on investments		93,569,237
Net Assets		$1,367,405,239
Investor Class:
Net Asset Value, offering price and redemption price per share ($35,197,958 ÷ 2,235,572 shares)		$15.74
Premium Class:
Net Asset Value, offering price and redemption price per share ($952,107,835 ÷ 60,422,753 shares)		$15.76
Institutional Class:
Net Asset Value, offering price and redemption price per share ($380,099,446 ÷ 24,118,515 shares)		$15.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$34,168,902
Interest		2,016
Income from Fidelity Central Funds		133,194
Total income		34,304,112
Expenses
Management fee	$753,546
Transfer agent fees	226,028
Independent trustees' fees and expenses	4,186
Interest	925
Commitment fees	2,924
Total expenses before reductions	987,609
Expense reductions	(234)
Total expenses after reductions		987,375
Net investment income (loss)		33,316,737
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,696,790
Fidelity Central Funds	(1,610)
Futures contracts	631,061
Total net realized gain (loss)		6,326,241
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	13,501,740
Fidelity Central Funds	(388)
Futures contracts	14,273
Total change in net unrealized appreciation (depreciation)		13,515,625
Net gain (loss)		19,841,866
Net increase (decrease) in net assets resulting from operations		$53,158,603

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,316,737	$22,167,209
Net realized gain (loss)	6,326,241	3,045,141
Change in net unrealized appreciation (depreciation)	13,515,625	(70,690,365)
Net increase (decrease) in net assets resulting from operations	53,158,603	(45,478,015)
Distributions to shareholders from net investment income	(30,389,560)	(21,635,826)
Distributions to shareholders from net realized gain	(5,602,968)	(11,192,697)
Total distributions	(35,992,528)	(32,828,523)
Share transactions - net increase (decrease)	363,151,944	220,293,897
Redemption fees	27,089	171,488
Total increase (decrease) in net assets	380,345,108	142,158,847
Net Assets
Beginning of period	987,060,131	844,901,284
End of period	$1,367,405,239	$987,060,131
Other Information
Undistributed net investment income end of period	$7,454,197	$3,888,790

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Index Fund Investor Class

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.68	$17.26	$14.67	$13.59	$12.41
Income from Investment Operations
Net investment income (loss)A	.45	.36	.38	.33	.29
Net realized and unrealized gain (loss)	.11	(1.37)	2.57	1.15	1.19
Total from investment operations	.56	(1.01)	2.95	1.48	1.48
Distributions from net investment income	(.41)	(.35)	(.36)	(.32)	(.27)
Distributions from net realized gain	(.09)	(.21)	–	(.09)	(.04)
Total distributions	(.50)	(.57)B	(.36)	(.41)	(.31)
Redemption fees added to paid in capitalA	–C	–C	–C	.01	.01
Net asset value, end of period	$15.74	$15.68	$17.26	$14.67	$13.59
Total ReturnD	3.73%	(5.81)%	20.54%	11.04%	12.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	.23%	.23%	.32%	.33%	.33%
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23%
Expenses net of all reductions	.23%	.23%	.23%	.23%	.23%
Net investment income (loss)	2.96%	2.33%	2.53%	2.27%	2.33%
Supplemental Data
Net assets, end of period (000 omitted)	$35,198	$32,557	$38,444	$30,832	$12,888
Portfolio turnover rateG	6%	8%	5%	12%	14%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.57 per share is comprised of distributions from net investment income of $.354 and distributions from net realized gain of $.211 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Index Fund Premium Class

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.70	$17.28	$14.69	$13.60	$12.43
Income from Investment Operations
Net investment income (loss)A	.47	.38	.40	.35	.31
Net realized and unrealized gain (loss)	.11	(1.37)	2.57	1.16	1.18
Total from investment operations	.58	(.99)	2.97	1.51	1.49
Distributions from net investment income	(.43)	(.38)	(.38)	(.34)	(.28)
Distributions from net realized gain	(.09)	(.21)	–	(.09)	(.04)
Total distributions	(.52)	(.59)	(.38)	(.43)	(.33)B
Redemption fees added to paid in capitalA	–C	–C	–C	.01	.01
Net asset value, end of period	$15.76	$15.70	$17.28	$14.69	$13.60
Total ReturnD	3.88%	(5.63)%	20.68%	11.26%	12.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	.09%	.09%	.18%	.19%	.19%
Expenses net of fee waivers, if any	.09%	.09%	.09%	.09%	.09%
Expenses net of all reductions	.09%	.09%	.09%	.09%	.09%
Net investment income (loss)	3.10%	2.47%	2.67%	2.41%	2.47%
Supplemental Data
Net assets, end of period (000 omitted)	$952,108	$908,637	$787,359	$496,878	$286,413
Portfolio turnover rateG	6%	8%	5%	12%	14%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.33 per share is comprised of distributions from net investment income of $.284 and distributions from net realized gain of $.041 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Index Fund Institutional Class

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.70	$17.28	$14.69	$13.60	$12.43
Income from Investment Operations
Net investment income (loss)A	.46	.39	.41	.36	.32
Net realized and unrealized gain (loss)	.13	(1.37)	2.56	1.15	1.17
Total from investment operations	.59	(.98)	2.97	1.51	1.49
Distributions from net investment income	(.44)	(.39)	(.38)	(.34)	(.29)
Distributions from net realized gain	(.09)	(.21)	–	(.09)	(.04)
Total distributions	(.53)	(.60)	(.38)	(.43)	(.33)
Redemption fees added to paid in capitalA	–B	–B	–B	.01	.01
Net asset value, end of period	$15.76	$15.70	$17.28	$14.69	$13.60
Total ReturnC	3.90%	(5.61)%	20.71%	11.29%	12.46%
Ratios to Average Net AssetsD,E
Expenses before reductions	.07%	.07%	.14%	.15%	.15%
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07%	.07%
Expenses net of all reductions	.07%	.07%	.07%	.07%	.07%
Net investment income (loss)	3.12%	2.49%	2.69%	2.43%	2.49%
Supplemental Data
Net assets, end of period (000 omitted)	$380,099	$45,866	$19,098	$13,484	$11,030
Portfolio turnover rateF	6%	8%	5%	12%	14%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Real Estate Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Investor Class, Premium Class and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund offers conversion privileges between share classes to eligible shareholders.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, short-term capital gains, market discounts and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes as follows:

Gross unrealized appreciation	$154,684,591
Gross unrealized depreciation	(72,260,567)
Net unrealized appreciation (depreciation)	$82,424,024
Tax Cost	$1,309,770,486

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$–
Undistributed ordinary income	$7,453,042
Undistributed long-term capital gain	$6,363,591
Net unrealized appreciation (depreciation) on securities and other investments	$82,424,024

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$30,389,560	$ 21,635,826
Long-term Capital Gains	5,602,968	11,192,697
Total	$35,992,528	$ 32,828,523

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $442,909,292 and $62,831,031, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .07% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed certain amounts of each class' average net assets on an annual basis with certain exceptions, as noted in the following table:

Investor Class	.23%
Premium Class	.09%
Institutional Class	.07%

Effective August 1, 2018, the Board of Trustees approved a change in the expense contract limiting the total expenses paid by each class, with certain exceptions, to .07% of each class' average net assets on an annual basis.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class. FIIOC receives transfer agent fees at an annual rate of .21%, .11% and .035% of class-level average net assets for Investor Class, Premium Class and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Under the expense contract, Investor Class and Premium Class pay a portion of the transfer agent fees at an annual rate of .16% and .02% of class-level average net assets, respectively and Institutional Class does not pay a transfer agent fee.

For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
Investor Class	$53,135
Premium Class	172,893
$226,028

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,105,250	1.36%	$925

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,924 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $8,462. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $60,008, including $32 from securities loaned to FCM.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $234.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Investor Class	$901,682	$740,893
Premium Class	24,627,043	19,798,967
Institutional Class	4,860,835	1,095,966
Total	$30,389,560	$21,635,826
From net realized gain
Investor Class	$195,809	$432,872
Premium Class	5,145,321	10,356,218
Institutional Class	261,838	403,607
Total	$5,602,968	$11,192,697

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Investor Class
Shares sold	1,655,111	2,753,906	$25,009,221	$43,103,190
Reinvestment of distributions	69,789	72,804	1,063,947	1,128,867
Shares redeemed	(1,565,088)	(2,978,088)	(23,568,906)	(46,751,088)
Net increase (decrease)	159,812	(151,378)	$2,504,262	$(2,519,031)
Premium Class
Shares sold	22,252,890	27,867,364	$334,525,602	$435,688,005
Reinvestment of distributions	1,807,393	1,768,910	27,560,332	27,444,169
Shares redeemed	(21,524,541)	(17,309,705)	(325,921,346)	(268,097,001)
Net increase (decrease)	2,535,742	12,326,569	$36,164,588	$195,035,173
Institutional Class
Shares sold	24,133,975	5,876,891	$368,690,381	$90,757,244
Reinvestment of distributions	325,615	96,937	4,924,698	1,499,573
Shares redeemed	(3,262,703)	(4,157,082)	(49,131,985)	(64,479,062)
Net increase (decrease)	21,196,887	1,816,746	$324,483,094	$27,777,755

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Real Estate Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Investor Class	.23%
Actual		$1,000.00	$1,064.70	$1.18-C
Hypothetical-D		$1,000.00	$1,023.65	$1.15-C
Premium Class	.09%
Actual		$1,000.00	$1,065.90	$.46
Hypothetical-D		$1,000.00	$1,024.35	$.45
Institutional Class	.07%
Actual		$1,000.00	$1,066.00	$.36
Hypothetical-D		$1,000.00	$1,024.45	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C If fees and changes to the class level expense contract and/ or expense cap, effective August 1, 2018, had been in effect during the current period, the restated annualized expense ratio would have been .07% and the expenses paid in the actual and hypothetical examples above would have been $.36 and $.35, respectively.

 D 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Investor Class	09/10/2018	09/07/2018	$0.11200	$0.072
Premium Class	09/10/2018	09/07/2018	$0.11569	$0.072
Institutional Class	09/10/2018	09/07/2018	$0.11622	$0.072

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $7,923,964, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Real Estate Index Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) for the fund (the Amended Contract) to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company (FMR), the fund's investment adviser, to Geode by 0.10 basis points. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management and sub-advisory agreements. At its September 2017 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the management contract and sub-advisory agreements. Based on its review, the Board concluded at its September 2017 meeting that the fund's current management fee and total expenses are fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the proposed sub-advisory fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by 0.10 basis points than the current sub-advisory fee rate. The Board noted that FMR, and not the fund, pays the sub-advisory fee out of its management fee. The Board also considered that the Amended Contract would not result in any changes to the fund's management fee rate, and that the management fee rate would continue to rank below the median of its competitor funds based on the competitive mapped group data provided to the Board in connection with the annual renewal of the existing management contract. The Board also considered that FMR will retain its obligation to pay fund-level operating expenses, with certain limited exceptions, under the management contract. In addition, the Board considered that the contractual arrangements for the fund that oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total expenses, with certain exceptions, were being set at 0.07% for all classes.

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its September 2017 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive under the circumstances. Because the Board was approving an arrangement that would not result in any changes to the management fee rate, the Board did not consider FMR's costs of services and profitability to be significant factors in its decision to approve the Amended Contract.

Economies of Scale.  The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its September 2017 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with its approval of the Amended Contract, the Board did not consider economies of scale to be a significant factor in its decision to approve the agreement because FMR will continue to contractually limit fund expenses to a level below what they otherwise would be.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's advisory fee structures are fair and reasonable, and that the fund's Amended Contract should be approved.

URX-ANN-0918
1.929332.106

Fidelity® SAI Small-Mid Cap 500 Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Life of fundA
Fidelity® SAI Small-Mid Cap 500 Index Fund	15.91%	10.51%

 A From August 12, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Small-Mid Cap 500 Index Fund on August 12, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell SMID 500 Index performed over the same period.

Period Ending Values
$13,455	Fidelity® SAI Small-Mid Cap 500 Index Fund
$13,496	Russell SMID 500 Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the fiscal year, the fund gained 15.91%, compared with an increase of 16.13% for the benchmark Russell SMID 500 Index. In a strong market environment, every index sector gained in value, with information technology (+28%) and energy (+24%) leading the way. On an individual basis, medical device maker Abiomed was the strongest contributor in absolute terms, gaining roughly 189% as the company produced robust financial results. Strong revenue growth lifted shares of payment-processing company Square nearly 150%. In the energy sector, oil refining company HollyFrontier benefited from favorable oil pricing trends. Other notable contributors included financial services companies SVB Financial Group and E*TRADE Financial, and cloud-networking company Arista Networks. In a strong performance environment, many more stocks contributed than detracted this period. In the latter camp, Colony Capital (-54%) struggled; its shares plunged in March after the real estate investment trust reported weaker-than-expected financial results and cut its dividend. Drug maker Tesaro lagged after reporting disappointing earnings and revenue and lowering its financial guidance for 2018. Pharmaceutical company Mallinckrodt also struggled this period, as did laser maker Coherent, whose solid earnings were overshadowed by a subpar financial outlook.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2018

% of fund's net assets
Advanced Micro Devices, Inc.	0.6
The Cooper Companies, Inc.	0.5
CDW Corp.	0.5
Kohl's Corp.	0.5
Cadence Design Systems, Inc.	0.5
2.6

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	17.0
Industrials	15.6
Financials	14.0
Consumer Discretionary	13.5
Real Estate	11.4

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks and Equity Futures	100.0%

 * Foreign investments - 5.7%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 13.5%
Auto Components - 0.8%
Adient PLC	79,971	$3,809,019
Gentex Corp.	234,469	5,439,681
The Goodyear Tire & Rubber Co.	205,496	4,975,058
Visteon Corp. (a)	25,233	2,954,280
		17,178,038
Automobiles - 0.4%
Harley-Davidson, Inc.	142,404	6,107,708
Thor Industries, Inc.	42,900	4,069,065
		10,176,773
Distributors - 0.2%
Pool Corp.	33,625	5,153,031
Diversified Consumer Services - 1.3%
Bright Horizons Family Solutions, Inc. (a)	48,880	5,229,671
Graham Holdings Co.	3,583	2,002,897
Grand Canyon Education, Inc. (a)	40,344	4,701,286
H&R Block, Inc.	178,945	4,502,256
Service Corp. International	151,123	5,946,690
ServiceMaster Global Holdings, Inc. (a)	116,020	6,611,980
		28,994,780
Hotels, Restaurants & Leisure - 3.2%
ARAMARK Holdings Corp.	208,912	8,400,352
Caesars Entertainment Corp. (a)(b)	507,742	5,737,485
Choice Hotels International, Inc.	29,624	2,298,822
Domino's Pizza, Inc.	36,031	9,463,902
Dunkin' Brands Group, Inc. (b)	70,782	4,928,551
Extended Stay America, Inc. unit	161,708	3,442,763
Hilton Grand Vacations, Inc. (a)	82,670	2,859,555
Hyatt Hotels Corp. Class A	38,828	3,037,514
International Game Technology PLC (b)	84,225	2,129,208
Six Flags Entertainment Corp. (b)	61,028	3,963,769
U.S. Foods Holding Corp. (a)	184,133	6,225,537
Vail Resorts, Inc.	34,282	9,491,657
Wendy's Co.	160,755	2,681,393
Wyndham Destinations, Inc.	83,674	3,859,045
Wyndham Hotels & Resorts, Inc.	83,674	4,853,092
		73,372,645
Household Durables - 1.1%
Leggett & Platt, Inc. (b)	111,994	4,879,579
NVR, Inc. (a)	2,707	7,469,777
PulteGroup, Inc.	221,723	6,316,888
Tempur Sealy International, Inc. (a)(b)	39,607	1,935,594
Toll Brothers, Inc.	120,393	4,245,057
		24,846,895
Internet & Direct Marketing Retail - 0.5%
TripAdvisor, Inc. (a)(b)	89,009	5,161,632
Wayfair LLC Class A (a)(b)	47,902	5,212,696
		10,374,328
Leisure Products - 0.6%
Brunswick Corp.	74,118	4,765,787
Mattel, Inc. (b)	294,223	4,669,319
Polaris Industries, Inc. (b)	50,845	5,360,080
		14,795,186
Media - 2.0%
AMC Networks, Inc. Class A (a)	37,861	2,282,640
Cable One, Inc.	3,647	2,639,917
Cinemark Holdings, Inc. (b)	91,517	3,287,291
GCI Liberty, Inc. (a)	86,158	4,145,061
Interpublic Group of Companies, Inc.	328,408	7,405,600
John Wiley & Sons, Inc. Class A	37,874	2,391,743
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	168,696	5,946,534
Liberty Media Class A (a)(b)	21,222	711,149
Lions Gate Entertainment Corp.:
Class A (b)	42,068	1,003,322
Class B	82,134	1,878,405
Live Nation Entertainment, Inc. (a)	117,911	5,810,654
The Madison Square Garden Co. (a)	15,747	4,915,898
Tribune Media Co. Class A	74,850	2,533,673
		44,951,887
Multiline Retail - 0.7%
Kohl's Corp.	142,916	10,557,205
Nordstrom, Inc. (b)	100,613	5,273,127
		15,830,332
Specialty Retail - 1.3%
AutoNation, Inc. (a)(b)	47,405	2,300,565
Burlington Stores, Inc. (a)	57,013	8,712,157
Dick's Sporting Goods, Inc.	66,181	2,259,419
Floor & Decor Holdings, Inc. Class A (a)(b)	32,678	1,560,375
Foot Locker, Inc.	100,404	4,900,719
Michaels Companies, Inc. (a)(b)	92,983	1,897,783
Penske Automotive Group, Inc.	30,292	1,581,242
Urban Outfitters, Inc. (a)	63,109	2,802,040
Williams-Sonoma, Inc. (b)	70,977	4,151,445
		30,165,745
Textiles, Apparel & Luxury Goods - 1.4%
Carter's, Inc.	39,526	4,143,511
Columbia Sportswear Co.	26,155	2,274,962
Hanesbrands, Inc.	306,645	6,825,918
Michael Kors Holdings Ltd. (a)	122,237	8,156,875
Ralph Lauren Corp.	46,969	6,339,876
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	113,504	3,146,331
Switch, Inc. Class A (b)	30,532	397,527
		31,285,000

TOTAL CONSUMER DISCRETIONARY		307,124,640

CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 0.3%
Casey's General Stores, Inc.	31,854	3,484,191
Sprouts Farmers Market LLC (a)	111,006	2,385,519
Welbilt, Inc. (a)	111,164	2,534,539
		8,404,249
Food Products - 1.6%
Flowers Foods, Inc.	153,267	3,126,647
Ingredion, Inc.	61,511	6,231,064
Lamb Weston Holdings, Inc.	125,230	8,799,912
Pilgrim's Pride Corp. (a)(b)	45,228	805,963
Pinnacle Foods, Inc.	101,258	6,725,556
Post Holdings, Inc. (a)(b)	55,953	4,843,292
Seaboard Corp.	223	811,274
The Hain Celestial Group, Inc. (a)	81,450	2,316,438
TreeHouse Foods, Inc. (a)(b)	46,544	2,210,375
		35,870,521
Household Products - 0.3%
Energizer Holdings, Inc.	50,409	3,210,045
Spectrum Brands Holdings, Inc.	35,829	3,130,380
		6,340,425
Personal Products - 0.4%
Herbalife Nutrition Ltd. (a)	98,140	5,066,968
Nu Skin Enterprises, Inc. Class A	46,985	3,422,857
		8,489,825

TOTAL CONSUMER STAPLES		59,105,020

ENERGY - 4.3%
Energy Equipment & Services - 0.8%
Helmerich & Payne, Inc. (b)	90,732	5,566,408
Nabors Industries Ltd.	291,610	1,743,828
Patterson-UTI Energy, Inc.	186,858	3,213,958
RPC, Inc. (b)	48,638	719,842
Transocean Ltd. (United States) (a)(b)	366,614	4,718,322
Weatherford International PLC (a)(b)	851,196	2,885,554
		18,847,912
Oil, Gas & Consumable Fuels - 3.5%
Antero Resources Corp. (a)(b)	206,302	4,237,443
Centennial Resource Development, Inc. Class A (a)(b)	156,431	2,809,501
Chesapeake Energy Corp. (a)(b)	768,588	3,627,735
CNX Resources Corp. (a)	183,284	2,983,864
Energen Corp. (a)	74,706	5,541,691
Extraction Oil & Gas, Inc. (a)(b)	94,524	1,429,203
HollyFrontier Corp.	138,456	10,326,048
Kosmos Energy Ltd. (a)	202,938	1,538,270
Murphy Oil Corp.	140,229	4,664,017
Newfield Exploration Co. (a)	170,250	4,889,580
Parsley Energy, Inc. Class A (a)	221,347	6,956,936
PBF Energy, Inc. Class A	95,325	4,451,678
QEP Resources, Inc. (a)	201,935	2,098,105
Range Resources Corp. (b)	180,243	2,781,149
SM Energy Co.	94,869	2,609,846
Targa Resources Corp.	184,883	9,441,975
Whiting Petroleum Corp. (a)	76,652	3,805,772
WPX Energy, Inc. (a)	339,313	6,368,905
		80,561,718

TOTAL ENERGY		99,409,630

FINANCIALS - 14.0%
Banks - 5.5%
Associated Banc-Corp.	144,555	3,902,985
Bank of Hawaii Corp.	35,623	2,867,295
Bank of the Ozarks, Inc.	103,706	4,241,575
BankUnited, Inc.	88,876	3,453,721
BOK Financial Corp.	22,151	2,155,957
CIT Group, Inc.	108,660	5,751,374
Commerce Bancshares, Inc.	81,111	5,418,215
Cullen/Frost Bankers, Inc.	48,847	5,397,105
East West Bancorp, Inc.	123,401	7,988,981
First Citizen Bancshares, Inc.	6,754	2,747,662
First Hawaiian, Inc.	58,562	1,654,962
First Horizon National Corp.	276,879	4,953,365
FNB Corp., Pennsylvania	275,939	3,540,297
PacWest Bancorp	107,101	5,378,612
Peoples United Financial, Inc.	295,785	5,392,161
Pinnacle Financial Partners, Inc.	64,066	4,004,125
Popular, Inc.	86,117	4,273,987
Prosperity Bancshares, Inc.	56,865	3,989,080
Signature Bank	46,256	5,074,746
Sterling Bancorp	190,496	4,229,011
Synovus Financial Corp.	100,169	4,950,352
TCF Financial Corp.	140,866	3,537,145
Texas Capital Bancshares, Inc. (a)	42,399	3,849,829
Umpqua Holdings Corp.	187,360	3,990,768
Webster Financial Corp.	78,101	5,039,858
Western Alliance Bancorp. (a)	83,977	4,763,175
Wintrust Financial Corp.	47,693	4,184,107
Zions Bancorporation	166,310	8,598,227
		125,328,677
Capital Markets - 2.2%
BGC Partners, Inc. Class A	223,841	2,404,052
Brighthouse Financial, Inc.	102,672	4,459,045
Eaton Vance Corp. (non-vtg.)	98,871	5,253,016
Evercore, Inc. Class A	34,331	3,879,403
FactSet Research Systems, Inc.	32,393	6,522,654
Lazard Ltd. Class A	99,347	5,394,542
Legg Mason, Inc.	71,582	2,443,094
LPL Financial	75,524	5,006,486
MarketAxess Holdings, Inc.	31,322	6,069,264
Morningstar, Inc.	15,521	2,048,772
SEI Investments Co.	114,030	6,834,958
Virtu Financial, Inc. Class A	33,384	672,688
		50,987,974
Consumer Finance - 0.7%
Credit Acceptance Corp. (a)(b)	9,639	3,697,520
Navient Corp.	223,436	2,951,590
OneMain Holdings, Inc. (a)	65,278	2,170,494
Santander Consumer U.S.A. Holdings, Inc.	98,771	1,900,354
SLM Corp. (a)	371,927	4,199,056
		14,919,014
Diversified Financial Services - 0.3%
Voya Financial, Inc.	144,226	7,286,298
Insurance - 4.0%
Alleghany Corp.	12,580	7,916,217
American Financial Group, Inc.	61,393	6,918,377
American National Insurance Co.	6,323	815,604
Aspen Insurance Holdings Ltd.	50,491	2,042,361
Assurant, Inc.	44,849	4,946,845
Assured Guaranty Ltd.	94,385	3,673,464
Axis Capital Holdings Ltd.	70,166	3,968,589
Brown & Brown, Inc.	196,300	5,743,738
Erie Indemnity Co. Class A	21,051	2,615,376
Everest Re Group Ltd.	34,594	7,553,600
First American Financial Corp.	92,749	5,193,944
Hanover Insurance Group, Inc.	36,222	4,542,963
Mercury General Corp.	23,344	1,200,582
Old Republic International Corp.	242,094	5,159,023
Reinsurance Group of America, Inc.	55,134	7,801,461
RenaissanceRe Holdings Ltd.	33,986	4,481,054
Torchmark Corp.	90,122	7,937,045
W.R. Berkley Corp.	81,218	6,157,137
White Mountains Insurance Group Ltd.	2,623	2,394,878
		91,062,258
Mortgage Real Estate Investment Trusts - 1.1%
AGNC Investment Corp.	359,806	7,005,423
Chimera Investment Corp.	159,211	3,040,930
MFA Financial, Inc.	339,351	2,731,776
New Residential Investment Corp.	285,541	5,108,328
Starwood Property Trust, Inc.	218,211	4,983,939
Two Harbors Investment Corp.	209,925	3,253,838
		26,124,234
Thrifts & Mortgage Finance - 0.2%
New York Community Bancorp, Inc.	407,138	4,384,876
TFS Financial Corp.	42,311	643,973
		5,028,849

TOTAL FINANCIALS		320,737,304

HEALTH CARE - 10.3%
Biotechnology - 3.1%
Agios Pharmaceuticals, Inc. (a)(b)	43,232	3,735,677
Alkermes PLC (a)(b)	131,485	5,765,617
Alnylam Pharmaceuticals, Inc. (a)	76,333	7,251,635
bluebird bio, Inc. (a)	45,705	7,079,705
Exact Sciences Corp. (a)	102,308	5,979,903
Exelixis, Inc. (a)	250,707	5,189,635
Ionis Pharmaceuticals, Inc. (a)(b)	106,706	4,660,918
Neurocrine Biosciences, Inc. (a)(b)	76,160	7,653,318
Sage Therapeutics, Inc. (a)	38,822	5,602,791
Sarepta Therapeutics, Inc. (a)(b)	52,894	6,148,399
Seattle Genetics, Inc. (a)(b)	91,571	6,446,598
TESARO, Inc. (a)(b)	32,953	1,147,753
United Therapeutics Corp. (a)	36,700	4,510,797
		71,172,746
Health Care Equipment & Supplies - 2.7%
Cantel Medical Corp.	31,460	2,916,657
DexCom, Inc. (a)(b)	74,652	7,101,645
Hill-Rom Holdings, Inc.	56,522	5,324,372
ICU Medical, Inc. (a)	13,326	3,821,897
Insulet Corp. (a)	49,913	4,150,765
Integra LifeSciences Holdings Corp. (a)	61,913	3,859,037
Masimo Corp. (a)	38,533	3,830,951
Penumbra, Inc. (a)	26,178	3,723,821
Steris PLC	71,570	8,192,618
The Cooper Companies, Inc.	41,366	10,775,843
West Pharmaceutical Services, Inc.	62,504	6,853,564
		60,551,170
Health Care Providers & Services - 1.7%
Acadia Healthcare Co., Inc. (a)(b)	73,953	2,919,664
Chemed Corp.	13,253	4,188,346
Envision Healthcare Corp. (a)	102,506	4,536,916
HealthSouth Corp.	83,692	6,329,626
MEDNAX, Inc. (a)	79,004	3,380,581
Molina Healthcare, Inc. (a)(b)	52,545	5,469,409
Premier, Inc. (a)(b)	44,578	1,667,217
Wellcare Health Plans, Inc. (a)	38,160	10,204,747
		38,696,506
Health Care Technology - 0.6%
athenahealth, Inc. (a)	34,170	5,149,761
Veeva Systems, Inc. Class A (a)	102,625	7,761,529
		12,911,290
Life Sciences Tools & Services - 1.6%
Bio-Rad Laboratories, Inc. Class A (a)	18,079	5,543,925
Bio-Techne Corp.	31,769	5,103,372
Bruker Corp.	85,833	2,780,989
Charles River Laboratories International, Inc. (a)	40,407	5,022,590
PerkinElmer, Inc.	94,031	7,445,375
PRA Health Sciences, Inc. (a)	43,159	4,537,737
QIAGEN NV (a)	189,510	6,845,101
		37,279,089
Pharmaceuticals - 0.6%
Catalent, Inc. (a)	122,042	5,089,151
Jazz Pharmaceuticals PLC (a)	50,247	8,696,751
		13,785,902

TOTAL HEALTH CARE		234,396,703

INDUSTRIALS - 15.6%
Aerospace & Defense - 2.1%
BWX Technologies, Inc.	85,050	5,592,888
Curtiss-Wright Corp.	37,579	4,999,134
HEICO Corp.	32,874	2,510,587
HEICO Corp. Class A	64,765	4,193,534
Hexcel Corp.	76,385	5,271,329
Huntington Ingalls Industries, Inc.	37,324	8,698,358
Spirit AeroSystems Holdings, Inc. Class A	96,746	9,021,565
Teledyne Technologies, Inc. (a)	30,189	6,624,070
		46,911,465
Airlines - 0.6%
Alaska Air Group, Inc.	102,758	6,456,285
Copa Holdings SA Class A	26,704	2,599,367
JetBlue Airways Corp. (a)	270,417	4,867,506
		13,923,158
Building Products - 1.7%
A.O. Smith Corp.	121,486	7,232,062
Allegion PLC	81,151	6,617,053
Armstrong World Industries, Inc. (a)	38,488	2,613,335
Fortune Brands Home & Security, Inc.	124,310	7,209,980
Lennox International, Inc.	31,381	6,812,187
Owens Corning	93,674	5,828,396
USG Corp. (a)	69,661	3,010,748
		39,323,761
Commercial Services & Supplies - 0.8%
Clean Harbors, Inc. (a)	44,000	2,504,920
KAR Auction Services, Inc.	115,028	6,838,415
Rollins, Inc.	82,615	4,538,868
Stericycle, Inc. (a)	70,824	4,947,765
		18,829,968
Construction & Engineering - 1.1%
AECOM (a)	136,459	4,579,564
Fluor Corp.	119,906	6,145,183
Jacobs Engineering Group, Inc.	109,002	7,371,805
Quanta Services, Inc. (a)	127,775	4,353,294
Valmont Industries, Inc.	18,861	2,633,939
		25,083,785
Electrical Equipment - 1.0%
Acuity Brands, Inc.	34,776	4,834,907
GrafTech International Ltd. (b)	32,666	692,519
Hubbell, Inc. Class B	46,695	5,755,159
Regal Beloit Corp.	37,374	3,212,295
Sensata Technologies, Inc. PLC (a)(b)	144,691	7,866,850
		22,361,730
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	50,924	6,255,504
ITT, Inc.	74,688	4,232,569
		10,488,073
Machinery - 4.9%
AGCO Corp.	56,914	3,586,720
Allison Transmission Holdings, Inc.	103,201	4,850,447
Apergy Corp. (a)	66,332	2,719,612
Colfax Corp. (a)	76,179	2,460,582
Crane Co.	42,724	3,869,513
Donaldson Co., Inc.	111,047	5,296,942
Flowserve Corp.	111,846	4,958,133
Gardner Denver Holdings, Inc. (a)	90,864	2,599,619
Gates Industrial Corp. PLC (a)	37,963	591,084
Graco, Inc.	141,397	6,524,058
IDEX Corp.	65,527	10,063,637
Lincoln Electric Holdings, Inc.	53,805	5,054,442
Middleby Corp. (a)(b)	46,818	4,797,909
Nordson Corp.	49,490	6,637,104
Oshkosh Corp.	62,875	4,731,344
Pentair PLC	137,560	6,142,054
Snap-On, Inc.	47,974	8,135,911
Terex Corp.	58,117	2,564,122
Timken Co.	58,610	2,886,543
Toro Co.	89,797	5,404,881
Trinity Industries, Inc.	125,711	4,789,589
WABCO Holdings, Inc. (a)	45,752	5,750,111
Wabtec Corp. (b)	73,446	8,102,563
		112,516,920
Marine - 0.2%
Kirby Corp. (a)	50,403	4,206,130
Professional Services - 0.8%
Dun & Bradstreet Corp.	31,750	3,997,008
Manpower, Inc.	56,108	5,232,632
Robert Half International, Inc.	102,812	7,789,037
		17,018,677
Road & Rail - 0.8%
AMERCO	5,976	2,253,430
Genesee & Wyoming, Inc. Class A (a)	50,869	4,374,734
Knight-Swift Transportation Holdings, Inc. Class A	110,154	3,585,513
Landstar System, Inc.	35,790	3,978,059
Ryder System, Inc.	44,492	3,483,724
Schneider National, Inc. Class B	40,568	1,060,448
		18,735,908
Trading Companies & Distributors - 1.0%
Air Lease Corp. Class A	82,993	3,648,372
HD Supply Holdings, Inc. (a)	158,557	6,973,337
MSC Industrial Direct Co., Inc. Class A	38,232	3,235,574
Univar, Inc. (a)	98,503	2,707,847
Watsco, Inc.	27,250	4,700,898
WESCO International, Inc. (a)	40,127	2,447,747
		23,713,775
Transportation Infrastructure - 0.1%
Macquarie Infrastructure Co. LLC (b)	67,959	3,086,018

TOTAL INDUSTRIALS		356,199,368

INFORMATION TECHNOLOGY - 17.0%
Communications Equipment - 0.5%
Arris International PLC (a)	149,154	3,767,630
CommScope Holding Co., Inc. (a)	162,254	5,209,976
EchoStar Holding Corp. Class A (a)	40,837	1,837,257
Ubiquiti Networks, Inc. (a)(b)	16,444	1,357,946
		12,172,809
Electronic Equipment & Components - 3.4%
ADT, Inc. (b)	90,212	812,810
Arrow Electronics, Inc. (a)	74,363	5,639,690
Avnet, Inc.	100,119	4,390,218
CDW Corp.	126,679	10,652,437
Cognex Corp.	141,351	7,460,506
Coherent, Inc. (a)	21,150	3,342,969
Dolby Laboratories, Inc. Class A	51,646	3,328,585
FLIR Systems, Inc.	114,932	6,735,015
Jabil, Inc.	143,128	4,031,916
Keysight Technologies, Inc. (a)	160,055	9,283,190
Littelfuse, Inc.	20,592	4,464,757
National Instruments Corp.	94,397	4,135,533
Trimble, Inc. (a)	213,212	7,526,384
Zebra Technologies Corp. Class A (a)	45,102	6,220,919
		78,024,929
Internet Software & Services - 2.1%
2U, Inc. (a)	46,119	3,489,364
DocuSign, Inc. (b)	21,397	1,153,298
GoDaddy, Inc. (a)	127,992	9,422,771
GrubHub, Inc. (a)	77,153	9,404,179
LogMeIn, Inc.	43,935	3,560,932
Match Group, Inc. (a)(b)	44,145	1,594,517
Nutanix, Inc. Class A (a)	90,976	4,447,817
Okta, Inc. (a)	73,256	3,637,160
Twilio, Inc. Class A (a)	61,192	3,542,405
Zillow Group, Inc.:
Class A (a)	47,537	2,679,661
Class C (a)(b)	97,539	5,432,922
		48,365,026
IT Services - 2.6%
Booz Allen Hamilton Holding Corp. Class A	121,141	5,726,335
Conduent, Inc. (a)	162,815	2,924,157
CoreLogic, Inc. (a)	69,570	3,388,059
EPAM Systems, Inc. (a)	43,358	5,645,645
Euronet Worldwide, Inc. (a)	42,078	3,868,651
Genpact Ltd.	125,724	3,819,495
Jack Henry & Associates, Inc.	65,801	8,863,395
Leidos Holdings, Inc.	122,297	8,367,561
Sabre Corp.	204,262	5,028,930
Teradata Corp. (a)(b)	103,296	3,955,204
WEX, Inc. (a)	35,255	6,692,104
		58,279,536
Semiconductors & Semiconductor Equipment - 2.8%
Advanced Micro Devices, Inc. (a)(b)	776,907	14,240,698
Cypress Semiconductor Corp.	306,265	5,454,580
First Solar, Inc. (a)	70,056	3,667,432
Marvell Technology Group Ltd.	467,052	9,952,878
MKS Instruments, Inc.	46,233	4,359,772
Monolithic Power Systems, Inc.	34,768	4,613,018
ON Semiconductor Corp. (a)	362,047	7,983,136
Teradyne, Inc.	163,431	7,068,391
Universal Display Corp. (b)	36,347	3,500,216
Versum Materials, Inc.	92,900	3,581,295
		64,421,416
Software - 5.1%
Aspen Technology, Inc. (a)	61,073	5,850,183
Black Knight, Inc. (a)	121,382	6,269,380
Cadence Design Systems, Inc. (a)	238,773	10,527,502
Ceridian HCM Holding, Inc.	20,180	661,097
Fair Isaac Corp. (a)	25,102	5,057,049
FireEye, Inc. (a)	160,998	2,500,299
Fortinet, Inc. (a)	118,902	7,480,125
Guidewire Software, Inc. (a)	68,355	5,892,201
Manhattan Associates, Inc. (a)	56,722	2,729,463
Nuance Communications, Inc. (a)	251,329	3,712,129
Parametric Technology Corp. (a)	97,762	8,985,305
Paycom Software, Inc. (a)(b)	42,419	4,507,019
Pegasystems, Inc.	32,157	1,787,929
Proofpoint, Inc. (a)	42,984	4,902,325
RealPage, Inc. (a)	60,004	3,306,220
RingCentral, Inc. (a)	56,818	4,190,328
SS&C Technologies Holdings, Inc.	176,304	9,356,453
Tableau Software, Inc. (a)	57,902	5,967,959
Tyler Technologies, Inc. (a)	32,184	7,241,078
Ultimate Software Group, Inc. (a)(b)	25,486	7,056,819
Zendesk, Inc. (a)	87,809	4,782,956
Zynga, Inc. (a)	653,865	2,478,148
		115,241,967
Technology Hardware, Storage & Peripherals - 0.5%
NCR Corp. (a)	100,840	2,815,453
Pure Storage, Inc. Class A (a)	140,550	3,044,313
Xerox Corp.	190,757	4,953,959
		10,813,725

TOTAL INFORMATION TECHNOLOGY		387,319,408

MATERIALS - 7.1%
Chemicals - 2.8%
Ashland Global Holdings, Inc.	53,271	4,374,082
Axalta Coating Systems Ltd. (a)	184,198	5,571,990
Cabot Corp.	51,838	3,426,492
CF Industries Holdings, Inc.	199,386	8,856,726
Huntsman Corp.	186,483	6,252,775
NewMarket Corp.	6,798	2,783,373
Olin Corp.	142,622	4,208,775
Platform Specialty Products Corp. (a)	189,704	2,344,741
RPM International, Inc.	112,247	7,225,339
The Chemours Co. LLC	152,194	6,972,007
The Scotts Miracle-Gro Co. Class A (b)	34,361	2,729,294
Valvoline, Inc.	167,295	3,779,194
W.R. Grace & Co.	56,756	4,191,998
		62,716,786
Construction Materials - 0.3%
Eagle Materials, Inc.	40,342	4,007,978
nVent Electric PLC	137,526	3,768,212
		7,776,190
Containers & Packaging - 2.5%
Aptargroup, Inc.	53,144	5,443,540
Ardagh Group SA	15,788	250,556
Avery Dennison Corp.	74,983	8,599,050
Bemis Co., Inc.	77,388	3,552,883
Berry Global Group, Inc. (a)	112,562	5,498,654
Crown Holdings, Inc. (a)	110,493	5,002,018
Graphic Packaging Holding Co.	264,388	3,841,558
Owens-Illinois, Inc. (a)	138,214	2,581,838
Packaging Corp. of America	79,913	9,022,178
Sealed Air Corp.	137,317	6,051,560
Silgan Holdings, Inc.	66,117	1,818,879
Sonoco Products Co.	84,045	4,691,392
		56,354,106
Metals & Mining - 1.4%
Alcoa Corp. (a)	159,748	6,912,296
Reliance Steel & Aluminum Co.	59,975	5,409,745
Royal Gold, Inc.	55,692	4,712,100
Steel Dynamics, Inc.	193,418	9,108,054
United States Steel Corp.	150,708	5,490,292
		31,632,487
Paper & Forest Products - 0.1%
Domtar Corp.	53,361	2,573,067

TOTAL MATERIALS		161,052,636

REAL ESTATE - 11.4%
Equity Real Estate Investment Trusts (REITs) - 10.6%
American Campus Communities, Inc.	116,428	4,802,655
American Homes 4 Rent Class A	220,996	4,892,851
Apartment Investment & Management Co. Class A	133,459	5,692,026
Apple Hospitality (REIT), Inc.	185,143	3,330,723
Brandywine Realty Trust (SBI)	150,093	2,475,034
Brixmor Property Group, Inc.	257,828	4,560,977
Camden Property Trust (SBI)	75,895	7,027,118
Colony NorthStar, Inc. (b)	416,245	2,564,069
Columbia Property Trust, Inc.	101,110	2,343,730
CoreSite Realty Corp.	29,170	3,269,957
Corporate Office Properties Trust (SBI)	87,259	2,595,083
CubeSmart	155,386	4,717,519
CyrusOne, Inc.	83,780	5,187,658
DCT Industrial Trust, Inc.	80,589	5,388,986
DDR Corp.	130,435	1,786,960
Douglas Emmett, Inc.	137,266	5,331,411
Duke Realty Corp.	305,006	8,881,775
Empire State Realty Trust, Inc.	115,185	1,920,134
EPR Properties	63,021	4,190,266
Equity Commonwealth (a)	100,353	3,235,381
Equity Lifestyle Properties, Inc.	72,357	6,583,763
Forest City Realty Trust, Inc. Class A	181,990	4,544,290
Gaming & Leisure Properties	172,314	6,258,444
Healthcare Trust of America, Inc.	174,295	4,761,739
Highwoods Properties, Inc. (SBI)	86,880	4,266,677
Hospitality Properties Trust (SBI)	139,097	3,932,272
Hudson Pacific Properties, Inc.	131,742	4,513,481
Iron Mountain, Inc.	242,813	8,525,164
JBG SMITH Properties	87,645	3,199,043
Kilroy Realty Corp.	82,835	6,042,813
Kimco Realty Corp.	347,575	5,801,027
Lamar Advertising Co. Class A	71,215	5,243,560
Liberty Property Trust (SBI)	126,047	5,402,374
Life Storage, Inc.	39,170	3,758,753
Medical Properties Trust, Inc.	310,153	4,469,305
National Retail Properties, Inc.	130,885	5,838,780
Omega Healthcare Investors, Inc.	167,470	4,972,184
Outfront Media, Inc.	118,445	2,516,956
Paramount Group, Inc.	177,187	2,735,767
Park Hotels & Resorts, Inc.	171,795	5,373,748
Rayonier, Inc.	110,229	3,859,117
Regency Centers Corp.	129,876	8,264,010
Retail Properties America, Inc.	187,278	2,350,339
Senior Housing Properties Trust (SBI)	201,007	3,585,965
Spirit Realty Capital, Inc.	365,693	3,060,850
Store Capital Corp.	152,395	4,183,243
Sun Communities, Inc.	66,656	6,462,966
Taubman Centers, Inc.	50,638	3,142,088
The Macerich Co.	116,258	6,866,197
Uniti Group, Inc. (b)	140,928	2,491,607
VEREIT, Inc.	829,014	6,325,377
Weingarten Realty Investors (SBI)	102,074	3,084,676
WP Carey, Inc.	90,472	5,915,059
		242,525,947
Real Estate Management & Development - 0.8%
Howard Hughes Corp. (a)	33,170	4,496,194
Jones Lang LaSalle, Inc.	38,761	6,628,519
Realogy Holdings Corp. (b)	108,489	2,372,654
Retail Value, Inc. (a)	13,043	430,941
VICI Properties, Inc.	233,273	4,747,106
		18,675,414

TOTAL REAL ESTATE		261,201,361

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.3%
Zayo Group Holdings, Inc. (a)	169,960	6,303,816
Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	83,463	2,107,441
U.S. Cellular Corp. (a)	11,084	380,846
		2,488,287

TOTAL TELECOMMUNICATION SERVICES		8,792,103

UTILITIES - 3.6%
Electric Utilities - 1.5%
Alliant Energy Corp.	197,976	8,507,029
Hawaiian Electric Industries, Inc.	92,518	3,253,858
OGE Energy Corp.	170,507	6,179,174
Pinnacle West Capital Corp.	95,464	7,678,170
Vistra Energy Corp. (a)	350,415	7,919,379
		33,537,610
Gas Utilities - 0.9%
Atmos Energy Corp.	93,063	8,549,698
National Fuel Gas Co.	69,409	3,727,263
UGI Corp.	147,675	7,847,450
		20,124,411
Independent Power and Renewable Electricity Producers - 0.4%
NRG Energy, Inc.	268,969	8,518,248
Multi-Utilities - 0.6%
MDU Resources Group, Inc.	165,827	4,808,983
SCANA Corp.	121,835	4,872,182
Vectren Corp.	71,133	5,083,876
		14,765,041
Water Utilities - 0.2%
Aqua America, Inc.	152,156	5,620,643

TOTAL UTILITIES		82,565,953

TOTAL COMMON STOCKS
(Cost $2,018,068,966)		2,277,904,126
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.9% 9/27/18 (c)
(Cost $598,213)	600,000	598,209
	Shares	Value

Money Market Funds - 7.8%
Fidelity Cash Central Fund, 1.96% (d)	15,547,118	$15,550,228
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	161,407,348	161,423,489
TOTAL MONEY MARKET FUNDS
(Cost $176,973,717)		176,973,717
TOTAL INVESTMENT IN SECURITIES - 107.6%
(Cost $2,195,640,896)		2,455,476,052
NET OTHER ASSETS (LIABILITIES) - (7.6)%		(174,023,707)
NET ASSETS - 100%		$2,281,452,345

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	18	Sept. 2018	$3,574,800	$28,722	$28,722

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $77,767.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$171,439
Fidelity Securities Lending Cash Central Fund	456,721
Total	$628,160

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$307,124,640	$307,124,640	$--	$--
Consumer Staples	59,105,020	59,105,020	--	--
Energy	99,409,630	99,409,630	--	--
Financials	320,737,304	320,737,304	--	--
Health Care	234,396,703	234,396,703	--	--
Industrials	356,199,368	356,199,368	--	--
Information Technology	387,319,408	387,319,408	--	--
Materials	161,052,636	161,052,636	--	--
Real Estate	261,201,361	261,201,361	--	--
Telecommunication Services	8,792,103	8,792,103	--	--
Utilities	82,565,953	82,565,953	--	--
U.S. Government and Government Agency Obligations	598,209	--	598,209	--
Money Market Funds	176,973,717	176,973,717	--	--
Total Investments in Securities:	$2,455,476,052	$2,454,877,843	$598,209	$--
Derivative Instruments:
Assets
Futures Contracts	$28,722	$28,722	$--	$--
Total Assets	$28,722	$28,722	$--	$--
Total Derivative Instruments:	$28,722	$28,722	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$28,722	$0
Total Equity Risk	28,722	0
Total Value of Derivatives	$28,722	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $157,798,510) — See accompanying schedule: Unaffiliated issuers (cost $2,018,667,179)	$2,278,502,335
Fidelity Central Funds (cost $176,973,717)	176,973,717
Total Investment in Securities (cost $2,195,640,896)		$2,455,476,052
Cash		124
Receivable for fund shares sold		3,077,687
Dividends receivable		1,124,318
Distributions receivable from Fidelity Central Funds		53,816
Receivable for daily variation margin on futures contracts		16,364
Prepaid expenses		6,079
Receivable from investment adviser for expense reductions		248,435
Total assets		2,460,002,875
Liabilities
Payable for investments purchased	$15,835,105
Payable for fund shares redeemed	759,097
Accrued management fee	206,929
Other affiliated payables	187,612
Other payables and accrued expenses	145,458
Collateral on securities loaned	161,416,329
Total liabilities		178,550,530
Net Assets		$2,281,452,345
Net Assets consist of:
Paid in capital		$1,919,179,547
Undistributed net investment income		14,791,659
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		87,617,261
Net unrealized appreciation (depreciation) on investments		259,863,878
Net Assets, for 176,123,202 shares outstanding		$2,281,452,345
Net Asset Value, offering price and redemption price per share ($2,281,452,345 ÷ 176,123,202 shares)		$12.95

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$27,497,370
Interest		9,326
Income from Fidelity Central Funds		628,160
Total income		28,134,856
Expenses
Management fee	$2,072,198
Transfer agent fees	1,412,862
Accounting and security lending fees	503,426
Custodian fees and expenses	108,582
Independent trustees' fees and expenses	7,253
Registration fees	178,606
Audit	59,284
Legal	6,599
Interest	9,744
Miscellaneous	11,344
Total expenses before reductions	4,369,898
Expense reductions	(1,970,199)
Total expenses after reductions		2,399,699
Net investment income (loss)		25,735,157
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	105,836,510
Fidelity Central Funds	7,827
Foreign currency transactions	102
Futures contracts	1,102,176
Total net realized gain (loss)		106,946,615
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	142,129,993
Fidelity Central Funds	(5,773)
Futures contracts	25,964
Total change in net unrealized appreciation (depreciation)		142,150,184
Net gain (loss)		249,096,799
Net increase (decrease) in net assets resulting from operations		$274,831,956

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,735,157	$11,793,018
Net realized gain (loss)	106,946,615	3,781,259
Change in net unrealized appreciation (depreciation)	142,150,184	91,311,548
Net increase (decrease) in net assets resulting from operations	274,831,956	106,885,825
Distributions to shareholders from net investment income	(17,827,435)	(4,865,375)
Distributions to shareholders from net realized gain	(10,934,823)	(3,149,008)
Total distributions	(28,762,258)	(8,014,383)
Share transactions
Proceeds from sales of shares	1,274,523,020	1,345,667,328
Reinvestment of distributions	5,077,657	2,207,604
Cost of shares redeemed	(705,178,230)	(341,505,074)
Net increase (decrease) in net assets resulting from share transactions	574,422,447	1,006,369,858
Total increase (decrease) in net assets	820,492,145	1,105,241,300
Net Assets
Beginning of period	1,460,960,200	355,718,900
End of period	$2,281,452,345	$1,460,960,200
Other Information
Undistributed net investment income end of period	$14,791,659	$8,003,479
Shares
Sold	105,228,710	125,937,449
Issued in reinvestment of distributions	433,807	216,054
Redeemed	(58,088,108)	(32,258,957)
Net increase (decrease)	47,574,409	93,894,546

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Small-Mid Cap 500 Index Fund

Years ended July 31,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$11.37	$10.26	$10.00
Income from Investment Operations
Net investment income (loss)B	.17	.15	.14
Net realized and unrealized gain (loss)	1.62	1.11	.18
Total from investment operations	1.79	1.26	.32
Distributions from net investment income	(.13)	(.09)	(.05)
Distributions from net realized gain	(.08)	(.06)	(.01)
Total distributions	(.21)	(.15)	(.06)
Net asset value, end of period	$12.95	$11.37	$10.26
Total ReturnC,D	15.91%	12.41%	3.26%
Ratios to Average Net AssetsE,F
Expenses before reductions	.23%	.29%	.35%G
Expenses net of fee waivers, if any	.13%	.15%	.15%G
Expenses net of all reductions	.13%	.15%	.15%G
Net investment income (loss)	1.37%	1.38%	1.48%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,281,452	$1,460,960	$355,719
Portfolio turnover rateH	39%	22%	99%G

 A For the period August 12, 2015 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity SAI Small-Mid Cap 500 Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$330,396,562
Gross unrealized depreciation	(89,452,341)
Net unrealized appreciation (depreciation)	$240,944,221
Tax Cost	$2,214,531,831

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$47,249,775
Undistributed long-term capital gain	$74,078,802
Net unrealized appreciation (depreciation) on securities and other investments	$240,944,221

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$22,841,492	$ 7,348,189
Long-term Capital Gains	5,920,766	666,194
Total	$28,762,258	$ 8,014,383

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,352,117,542 and $734,706,352, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .11% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$15,702,154	1.72%	$9,744

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,028 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $456,721. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .10% of average net assets. This reimbursement will remain in place through September 30, 2019. The expense limitation prior to March 1, 2018 was .15%. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $1,968,317.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,882.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Small-Mid Cap Fund was the owner of record of approximately 14% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Small-Mid Cap 500 Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Small-Mid Cap 500 Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from August 12, 2015 (commencement of operations) to July 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 12, 2015 (commencement of operations) to July 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Actual	.11%	$1,000.00	$1,023.70	$.55
Hypothetical-C		$1,000.00	$1,024.25	$.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Small-Mid Cap 500 Index Fund voted to pay on September 17, 2018, to shareholders of record at the opening of business on September 14, 2018, a distribution of $0.626 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.087 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $75,666,140, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 52% and 55% of the dividends distributed in September and December, 2017, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 55% and 59% of the dividends distributed in September and December, 2017, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity SAI Small-Mid Cap 500 Index Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) for the fund (the Amended Contract) to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company (FMR), the fund's investment adviser, to Geode by 0.50 basis points. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management and sub-advisory agreements. At its September 2017 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the management contract and sub-advisory agreements. Based on its review, the Board concluded at its September 2017 meeting that the fund's current management fee and total expenses are fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the proposed sub-advisory fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by 0.50 basis points than the current sub-advisory fee rate. The Board noted that FMR, and not the fund, pays the sub-advisory fee out of its management fee. The Board also considered that the Amended Contract would not result in any changes to the fund's management fee rate, and that the management fee rate would continue to rank below the median of its competitor funds based on the competitive mapped group data provided to the Board in connection with the annual renewal of the existing management contract. The Board also considered that FMR will retain its obligation to pay fund-level operating expenses, with certain limited exceptions, under the management contract. In addition, the Board considered that the Amended Contract would not result in any changes to FMR's current contractual obligation to limit the total net expenses of the fund.

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its September 2017 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive under the circumstances. Because the Board was approving an arrangement that would not result in any changes to the management fee rate, the Board did not consider FMR's costs of services and profitability to be significant factors in its decision to approve the Amended Contract.

Economies of Scale.  The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its September 2017 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's advisory fee structures are fair and reasonable, and that the fund's Amended Contract should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SV3-ANN-0918
1.9868212.102

Fidelity® SAI U.S. Quality Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Life of fundA
Fidelity® SAI U.S. Quality Index Fund	20.71%	15.75%

 A From October 8, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Quality Index Fund on October 8, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI USA Quality Index performed over the same period.

Period Ending Values
$15,093	Fidelity® SAI U.S. Quality Index Fund
$15,158	MSCI USA Quality Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the fiscal year, the fund gained 20.71%, roughly in line with the 20.85% increase in the benchmark, the MSCI USA Quality Index. Information technology outperformed all other sectors, with Microsoft (+48%) leading the way. The software maker repeatedly reported earnings that outpaced analysts' estimates, driven partly by its cloud computing business. Payment-processing companies Mastercard and Visa also advanced notably, as they continued to benefit from a combination of global trends supporting cashless payments. Shares of consumer electronics and personal computer maker Apple added 30%, reflecting continued strong earnings and robust demand for its mobile communication devices. Other notable contributors included Alphabet, parent company of internet search leader Google; semiconductor manufacturer Intel; and NVIDIA, a leading maker of graphics-processing chips. Conversely, social networking company Facebook (-10%) detracted notably. Its shares plunged 19% on a single day in late July after reporting weak second-quarter earnings and forecasting slowing sales growth. Elsewhere, tobacco company Altria Group struggled this period, reflecting concerns about new potential regulations and declining smoking rates, among other factors. Kimberly-Clark, a maker of personal-care products, which was not held at period end, and biotechnology company Regeneron Pharmaceuticals also hurt the return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2018

% of fund's net assets
Microsoft Corp.	5.3
Johnson & Johnson	5.0
Apple, Inc.	4.9
Facebook, Inc. Class A	4.5
MasterCard, Inc. Class A	3.7
23.4

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	45.7
Health Care	14.8
Consumer Discretionary	14.4
Industrials	11.1
Consumer Staples	9.6

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks and Equity Futures	100.0%

 * Foreign investments - 3.3%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 14.4%
Auto Components - 0.7%
Aptiv PLC	268,689	$26,350,330
BorgWarner, Inc.	201,010	9,250,480
Lear Corp.	73,168	13,179,752
		48,780,562
Hotels, Restaurants & Leisure - 2.1%
Darden Restaurants, Inc.	121,079	12,948,188
Las Vegas Sands Corp.	378,117	27,186,612
Starbucks Corp.	2,083,060	109,131,513
		149,266,313
Household Durables - 0.3%
Garmin Ltd. (a)	111,064	6,935,947
Leggett & Platt, Inc. (a)	125,533	5,469,473
NVR, Inc. (b)	4,344	11,986,964
		24,392,384
Internet& Direct Marketing Retail - 1.5%
The Booking Holdings, Inc. (b)	53,328	108,187,580
Leisure Products - 0.2%
Hasbro, Inc.	133,521	13,300,027
Media - 2.7%
Interpublic Group of Companies, Inc.	383,864	8,656,133
Omnicom Group, Inc. (a)	252,902	17,407,245
The Walt Disney Co.	1,531,205	173,883,640
		199,947,018
Multiline Retail - 0.4%
Dollar General Corp.	266,337	26,140,977
Nordstrom, Inc.	105,538	5,531,247
		31,672,224
Specialty Retail - 3.9%
Best Buy Co., Inc.	272,451	20,441,999
Gap, Inc.	247,384	7,463,575
Lowe's Companies, Inc.	883,933	87,809,904
Ross Stores, Inc.	545,624	47,703,906
TJX Companies, Inc.	922,595	89,731,590
Tractor Supply Co.	144,658	11,289,110
Ulta Beauty, Inc. (b)	71,920	17,576,529
		282,016,613
Textiles, Apparel & Luxury Goods - 2.6%
lululemon athletica, Inc. (b)	100,394	12,042,260
Michael Kors Holdings Ltd. (b)	183,175	12,223,268
NIKE, Inc. Class B	1,687,874	129,814,389
VF Corp.	367,000	33,789,690
		187,869,607

TOTAL CONSUMER DISCRETIONARY		1,045,432,328

CONSUMER STAPLES - 9.6%
Beverages - 2.7%
Brown-Forman Corp. Class B (non-vtg.)	351,038	18,682,242
Monster Beverage Corp. (b)	436,703	26,210,914
PepsiCo, Inc.	1,322,337	152,068,755
		196,961,911
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	452,909	99,055,727
Food Products - 0.5%
Campbell Soup Co. (a)	210,245	8,599,021
Hormel Foods Corp. (a)	291,323	10,478,888
The Hershey Co.	143,659	14,108,750
		33,186,659
Household Products - 2.7%
Procter & Gamble Co.	2,385,920	192,973,210
Personal Products - 0.4%
Estee Lauder Companies, Inc. Class A	223,382	30,143,167
Tobacco - 1.9%
Altria Group, Inc.	2,390,486	140,273,718

TOTAL CONSUMER STAPLES		692,594,392

FINANCIALS - 1.9%
Banks - 0.1%
East West Bancorp, Inc.	136,826	8,858,115
Capital Markets - 1.2%
Ameriprise Financial, Inc.	144,349	21,027,319
Eaton Vance Corp. (non-vtg.)	132,086	7,017,729
Franklin Resources, Inc.	319,743	10,973,580
SEI Investments Co.	157,321	9,429,821
T. Rowe Price Group, Inc.	280,041	33,347,282
		81,795,731
Insurance - 0.6%
Marsh & McLennan Companies, Inc.	521,694	43,488,412

TOTAL FINANCIALS		134,142,258

HEALTH CARE - 14.8%
Biotechnology - 4.2%
Amgen, Inc.	649,524	127,663,942
Biogen, Inc. (b)	224,926	75,208,507
Celgene Corp. (b)	715,497	64,459,125
Regeneron Pharmaceuticals, Inc. (b)	78,580	28,918,226
United Therapeutics Corp. (b)	41,364	5,084,049
		301,333,849
Health Care Equipment & Supplies - 1.9%
Align Technology, Inc. (b)	86,345	30,794,944
Edwards Lifesciences Corp. (b)	207,996	29,629,030
Intuitive Surgical, Inc. (b)	103,526	52,610,878
ResMed, Inc.	139,967	14,805,709
Varian Medical Systems, Inc. (b)	96,900	11,187,105
		139,027,666
Health Care Providers & Services - 0.3%
McKesson Corp.	188,526	23,678,866
Health Care Technology - 0.2%
Cerner Corp. (b)	300,782	18,672,547
Life Sciences Tools & Services - 0.5%
Mettler-Toledo International, Inc. (b)	33,062	19,589,566
Waters Corp. (b)	78,056	15,398,107
		34,987,673
Pharmaceuticals - 7.7%
Bristol-Myers Squibb Co.	1,584,464	93,087,260
Eli Lilly & Co.	1,055,101	104,254,530
Johnson & Johnson	2,718,516	360,257,740
		557,599,530

TOTAL HEALTH CARE		1,075,300,131

INDUSTRIALS - 11.1%
Aerospace & Defense - 1.7%
General Dynamics Corp.	274,536	54,841,311
Huntington Ingalls Industries, Inc.	47,140	10,985,977
Raytheon Co.	281,166	55,679,303
		121,506,591
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	150,568	13,886,887
Expeditors International of Washington, Inc.	198,616	15,128,581
		29,015,468
Airlines - 0.1%
Southwest Airlines Co.	133,505	7,764,651
Building Products - 0.1%
A.O. Smith Corp.	154,661	9,206,969
Commercial Services & Supplies - 0.3%
Copart, Inc. (b)	216,358	12,416,786
Rollins, Inc.	116,578	6,404,795
		18,821,581
Electrical Equipment - 0.8%
Acuity Brands, Inc.	43,392	6,032,790
Fortive Corp.	304,415	24,986,383
Rockwell Automation, Inc.	157,699	29,578,024
		60,597,197
Industrial Conglomerates - 3.8%
3M Co.	700,110	148,647,355
Honeywell International, Inc.	787,811	125,774,026
		274,421,381
Machinery - 1.5%
Cummins, Inc.	167,591	23,933,671
IDEX Corp.	72,539	11,140,540
Illinois Tool Works, Inc.	366,338	52,507,226
Middleby Corp. (a)(b)	51,949	5,323,734
Snap-On, Inc. (a)	55,495	9,411,397
WABCO Holdings, Inc. (b)	49,729	6,249,941
		108,566,509
Professional Services - 0.2%
Robert Half International, Inc.	142,249	10,776,784
Road & Rail - 1.7%
J.B. Hunt Transport Services, Inc.	83,824	10,050,498
Old Dominion Freight Lines, Inc.	61,148	8,976,526
Union Pacific Corp.	713,592	106,960,305
		125,987,329
Trading Companies & Distributors - 0.5%
Fastenal Co. (a)	335,465	19,098,022
W.W. Grainger, Inc.	46,648	16,166,331
		35,264,353

TOTAL INDUSTRIALS		801,928,813

INFORMATION TECHNOLOGY - 45.7%
Communications Equipment - 0.2%
F5 Networks, Inc. (b)	78,967	13,533,364
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	302,392	28,276,676
Cognex Corp.	186,254	9,830,486
IPG Photonics Corp. (b)	39,315	6,449,233
		44,556,395
Internet Software & Services - 10.0%
Alphabet, Inc.:
Class A (b)	157,833	193,695,814
Class C (b)	166,496	202,668,921
Facebook, Inc. Class A (b)	1,901,668	328,189,863
		724,554,598
IT Services - 13.5%
Accenture PLC Class A	846,565	134,883,201
Automatic Data Processing, Inc.	590,817	79,754,387
Broadridge Financial Solutions, Inc.	128,043	14,466,298
Fiserv, Inc. (b)	389,405	29,392,289
IBM Corp.	1,033,151	149,734,574
Jack Henry & Associates, Inc.	83,314	11,222,396
MasterCard, Inc. Class A	1,354,704	268,231,392
Paychex, Inc.	466,023	32,164,907
Visa, Inc. Class A	1,888,514	258,235,404
		978,084,848
Semiconductors & Semiconductor Equipment - 9.2%
Applied Materials, Inc.	1,151,643	56,004,399
Intel Corp.	4,759,055	228,910,546
KLA-Tencor Corp.	183,166	21,507,352
Maxim Integrated Products, Inc.	307,034	18,772,059
NVIDIA Corp.	714,139	174,864,076
Skyworks Solutions, Inc.	187,428	17,726,940
Texas Instruments, Inc.	1,194,939	133,020,609
Xilinx, Inc.	237,237	17,097,671
		667,903,652
Software - 7.0%
Cadence Design Systems, Inc. (b)	299,522	13,205,925
Citrix Systems, Inc. (b)	123,072	13,534,228
Intuit, Inc.	366,339	74,821,077
Microsoft Corp.	3,594,661	381,321,642
Red Hat, Inc. (b)	179,482	25,348,243
		508,231,115
Technology Hardware, Storage & Peripherals - 5.2%
Apple, Inc.	1,869,844	355,812,615
NetApp, Inc.	269,474	20,889,624
		376,702,239

TOTAL INFORMATION TECHNOLOGY		3,313,566,211

MATERIALS - 1.6%
Chemicals - 1.5%
International Flavors & Fragrances, Inc.	77,323	10,265,401
LyondellBasell Industries NV Class A	436,981	48,413,125
Praxair, Inc.	309,828	51,896,190
		110,574,716
Containers & Packaging - 0.1%
Avery Dennison Corp.	78,980	9,057,426

TOTAL MATERIALS		119,632,142

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Public Storage	168,726	36,753,585
TOTAL COMMON STOCKS
(Cost $5,625,956,566)		7,219,349,860
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 2.07% 1/3/19 (c)
(Cost $792,932)	800,000	792,749
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 1.96% (d)	20,248,716	$20,252,765
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	37,693,438	37,697,207
TOTAL MONEY MARKET FUNDS
(Cost $57,949,972)		57,949,972
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $5,684,699,470)		7,278,092,581
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(30,449,141)
NET ASSETS - 100%		$7,247,643,440

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	202	Sept. 2018	$28,452,710	$312,820	$312,820

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $792,749.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$372,515
Fidelity Securities Lending Cash Central Fund	97,943
Total	$470,458

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,045,432,328	$1,045,432,328	$--	$--
Consumer Staples	692,594,392	692,594,392	--	--
Financials	134,142,258	134,142,258	--	--
Health Care	1,075,300,131	1,075,300,131	--	--
Industrials	801,928,813	801,928,813	--	--
Information Technology	3,313,566,211	3,313,566,211	--	--
Materials	119,632,142	119,632,142	--	--
Real Estate	36,753,585	36,753,585	--	--
U.S. Government and Government Agency Obligations	792,749	--	792,749	--
Money Market Funds	57,949,972	57,949,972	--	--
Total Investments in Securities:	$7,278,092,581	$7,277,299,832	$792,749	$--
Derivative Instruments:
Assets
Futures Contracts	$312,820	$312,820	$--	$--
Total Assets	$312,820	$312,820	$--	$--
Total Derivative Instruments:	$312,820	$312,820	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$312,820	$0
Total Equity Risk	312,820	0
Total Value of Derivatives	$312,820	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $37,138,166) — See accompanying schedule: Unaffiliated issuers (cost $5,626,749,498)	$7,220,142,609
Fidelity Central Funds (cost $57,949,972)	57,949,972
Total Investment in Securities (cost $5,684,699,470)		$7,278,092,581
Segregated cash with brokers for derivative instruments		223,287
Receivable for fund shares sold		3,507,394
Dividends receivable		5,348,993
Distributions receivable from Fidelity Central Funds		42,964
Receivable for daily variation margin on futures contracts		125,511
Prepaid expenses		18,444
Receivable from investment adviser for expense reductions		270,916
Total assets		7,287,630,090
Liabilities
Payable for fund shares redeemed	938,431
Accrued management fee	602,141
Other affiliated payables	532,294
Other payables and accrued expenses	231,694
Collateral on securities loaned	37,682,090
Total liabilities		39,986,650
Net Assets		$7,247,643,440
Net Assets consist of:
Paid in capital		$5,539,745,635
Undistributed net investment income		48,909,433
Accumulated undistributed net realized gain (loss) on investments		65,282,441
Net unrealized appreciation (depreciation) on investments		1,593,705,931
Net Assets, for 509,326,286 shares outstanding		$7,247,643,440
Net Asset Value, offering price and redemption price per share ($7,247,643,440 ÷ 509,326,286 shares)		$14.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$105,095,184
Interest		11,117
Income from Fidelity Central Funds		470,458
Total income		105,576,759
Expenses
Management fee	$6,206,190
Transfer agent fees	4,654,643
Accounting and security lending fees	939,141
Custodian fees and expenses	97,794
Independent trustees' fees and expenses	24,162
Registration fees	327,524
Audit	56,406
Legal	11,545
Interest	3,953
Miscellaneous	39,407
Total expenses before reductions	12,360,765
Expense reductions	(3,026,450)
Total expenses after reductions		9,334,315
Net investment income (loss)		96,242,444
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	84,155,648
Fidelity Central Funds	11,600
Futures contracts	3,260,501
Total net realized gain (loss)		87,427,749
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	982,540,300
Fidelity Central Funds	(3,682)
Futures contracts	1,873
Total change in net unrealized appreciation (depreciation)		982,538,491
Net gain (loss)		1,069,966,240
Net increase (decrease) in net assets resulting from operations		$1,166,208,684

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$96,242,444	$80,918,125
Net realized gain (loss)	87,427,749	132,457,393
Change in net unrealized appreciation (depreciation)	982,538,491	407,789,753
Net increase (decrease) in net assets resulting from operations	1,166,208,684	621,165,271
Distributions to shareholders from net investment income	(87,325,140)	(50,493,312)
Distributions to shareholders from net realized gain	(134,730,131)	(11,037,209)
Total distributions	(222,055,271)	(61,530,521)
Share transactions
Proceeds from sales of shares	4,206,625,253	1,753,700,249
Reinvestment of distributions	162,527,504	55,900,123
Cost of shares redeemed	(3,159,543,842)	(873,963,309)
Net increase (decrease) in net assets resulting from share transactions	1,209,608,915	935,637,063
Total increase (decrease) in net assets	2,153,762,328	1,495,271,813
Net Assets
Beginning of period	5,093,881,112	3,598,609,299
End of period	$7,247,643,440	$5,093,881,112
Other Information
Undistributed net investment income end of period	$48,909,433	$44,962,858
Shares
Sold	317,003,949	154,005,251
Issued in reinvestment of distributions	13,154,961	5,221,104
Redeemed	(235,826,171)	(75,425,845)
Net increase (decrease)	94,332,739	83,800,510

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Quality Index Fund

Years ended July 31,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.27	$10.87	$10.00
Income from Investment Operations
Net investment income (loss)B	.21	.21	.13
Net realized and unrealized gain (loss)	2.25	1.36	.77
Total from investment operations	2.46	1.57	.90
Distributions from net investment income	(.19)	(.14)	(.03)
Distributions from net realized gain	(.31)	(.03)	–
Total distributions	(.50)	(.17)	(.03)
Net asset value, end of period	$14.23	$12.27	$10.87
Total ReturnC,D	20.71%	14.70%	9.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	.20%	.21%	.25%G
Expenses net of fee waivers, if any	.15%	.15%	.15%G
Expenses net of all reductions	.15%	.15%	.15%G
Net investment income (loss)	1.55%	1.84%	1.56%G
Supplemental Data
Net assets, end of period (000 omitted)	$7,247,643	$5,093,881	$3,598,609
Portfolio turnover rateH	34%	31%	25%G

 A For the period October 8, 2015 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity SAI U.S. Quality Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,711,926,941
Gross unrealized depreciation	(146,588,952)
Net unrealized appreciation (depreciation)	$1,565,337,989
Tax Cost	$5,712,754,592

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$70,758,726
Undistributed long-term capital gains	$71,801,089
Net unrealized appreciation (depreciation) on securities and other investments	$1,565,337,989

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$133,689,913	$ 60,498,195
Long-term Capital Gains	88,365,358	1,032,326
Total	$222,055,271	$ 61,530,521

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,243,220,280 and $2,113,373,427, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$52,817,500	1.35%	$3,953

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,775 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $97,943.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .15% of average net assets. This reimbursement will remain in place through November 30, 2019. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $3,025,962.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $488.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Core Fund, Strategic Advisers Growth Fund and Strategic Advisers Fidelity U.S. Total Stock Fund were the owners of record of approximately 30%, 16% and 23%, respectively, of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Quality Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Quality Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from October 8, 2015 (commencement of operations) to July 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 8, 2015 (commencement of operations) to July 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Actual	.15%	$1,000.00	$1,015.00	$.75
Hypothetical-C		$1,000.00	$1,024.05	$.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S. Quality Index Fund voted to pay on September 17, 2018, to shareholders of record at the opening of business on September 14, 2018, a distribution of $0.186 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.097 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $73,682,267, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 54% and 94% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 58% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity SAI U.S. Quality Index Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) for the fund (the Amended Contract) to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company (FMR), the fund's investment adviser, to Geode by 0.50 basis points. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management and sub-advisory agreements. At its September 2017 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the management contract and sub-advisory agreements. Based on its review, the Board concluded at its September 2017 meeting that the fund's current management fee and total expenses are fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the proposed sub-advisory fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by 0.50 basis points than the current sub-advisory fee rate. The Board noted that FMR, and not the fund, pays the sub-advisory fee out of its management fee. The Board also considered that the Amended Contract would not result in any changes to the fund's management fee rate, and that the management fee rate would continue to rank below the median of its competitor funds based on the competitive mapped group data provided to the Board in connection with the annual renewal of the existing management contract. The Board also considered that FMR will retain its obligation to pay fund-level operating expenses, with certain limited exceptions, under the management contract. In addition, the Board considered that the Amended Contract would not result in any changes to FMR's current contractual obligation to limit the total net expenses of the fund.

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its September 2017 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive under the circumstances. Because the Board was approving an arrangement that would not result in any changes to the management fee rate, the Board did not consider FMR's costs of services and profitability to be significant factors in its decision to approve the Amended Contract.

Economies of Scale.  The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its September 2017 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's advisory fee structures are fair and reasonable, and that the fund's Amended Contract should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SV4-ANN-0918
1.9868208.102

Fidelity® SAI U.S. Large Cap Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Life of fundA
Fidelity® SAI U.S. Large Cap Index Fund	16.22%	19.45%

 A From February 2, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Large Cap Index Fund on February 2, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$15,574	Fidelity® SAI U.S. Large Cap Index Fund
$15,579	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the fiscal year, the fund gained 16.22%, roughly in line with the benchmark S&P 500® index. In the strong-performing information technology sector, Microsoft was a notable contributor. The company saw its shares gain about 48% this period, as the software maker repeatedly reported earnings that outpaced analysts' estimates, due in part to success in the company's cloud-computing business. Shares of consumer electronics and personal computer maker Apple gained 30%, reflecting continued strong earnings and robust demand for its mobile communication devices. Healthy financial results and strong advertising revenue lifted Alphabet, parent company of internet search leader Google. Elsewhere, shares of Amazon.com rose roughly 79%, as the company's financial results continued to outpace analysts' expectations, driven the most by strength in its Amazon Web Services cloud-computing division. Within financials, healthy earnings helped drive shares of leading banks JPMorgan Chase (+28%) and Bank of America (+30%). In contrast, the biggest individual detractor was General Electric (-45%), which struggled amid a variety of business challenges. Tobacco manufacturer Philip Morris International saw its shares return roughly -23%, as investors became less optimistic about prospects for the company's next-generation tobacco products. Biotechnology company Celgene and telecommunication services provider AT&T also were detractors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2018

% of fund's net assets
Apple, Inc.	3.9
Microsoft Corp.	3.4
Amazon.com, Inc.	3.0
Facebook, Inc. Class A	1.7
JPMorgan Chase & Co.	1.6
13.6

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	25.5
Health Care	14.4
Financials	14.0
Consumer Discretionary	12.7
Industrials	9.9

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks and Equity Futures	100.0%

 * Foreign investments - 3.7%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 12.7%
Auto Components - 0.2%
Aptiv PLC	151,652	$14,872,512
BorgWarner, Inc.	113,120	5,205,782
The Goodyear Tire & Rubber Co.	137,368	3,325,679
		23,403,973
Automobiles - 0.4%
Ford Motor Co.	2,241,889	22,508,566
General Motors Co.	726,561	27,543,928
Harley-Davidson, Inc.	95,331	4,088,747
		54,141,241
Distributors - 0.1%
Genuine Parts Co.	84,048	8,178,711
LKQ Corp. (a)	177,394	5,946,247
		14,124,958
Diversified Consumer Services - 0.0%
H&R Block, Inc.	119,825	3,014,797
Hotels, Restaurants & Leisure - 1.6%
Carnival Corp.	232,529	13,775,018
Chipotle Mexican Grill, Inc. (a)	14,009	6,075,143
Darden Restaurants, Inc.	70,904	7,582,474
Hilton Worldwide Holdings, Inc.	160,026	12,587,645
Marriott International, Inc. Class A	170,009	21,733,951
McDonald's Corp.	449,728	70,850,149
MGM Mirage, Inc.	287,020	9,003,817
Norwegian Cruise Line Holdings Ltd. (a)	118,400	5,923,552
Royal Caribbean Cruises Ltd.	97,026	10,940,652
Starbucks Corp.	790,426	41,410,418
Wynn Resorts Ltd.	48,513	8,090,998
Yum! Brands, Inc.	185,130	14,678,958
		222,652,775
Household Durables - 0.4%
D.R. Horton, Inc.	196,717	8,596,533
Garmin Ltd. (b)	63,708	3,978,565
Leggett & Platt, Inc.	75,188	3,275,941
Lennar Corp. Class A	156,713	8,191,389
Mohawk Industries, Inc. (a)	36,319	6,841,047
Newell Brands, Inc.	278,195	7,285,927
PulteGroup, Inc.	150,458	4,286,548
Whirlpool Corp.	36,958	4,845,194
		47,301,144
Internet & Direct Marketing Retail - 4.1%
Amazon.com, Inc. (a)	230,677	410,014,527
Expedia, Inc.	69,229	9,265,609
Netflix, Inc. (a)	248,980	84,018,301
The Booking Holdings, Inc. (a)	27,593	55,978,471
TripAdvisor, Inc. (a)	61,378	3,559,310
		562,836,218
Leisure Products - 0.1%
Hasbro, Inc.	65,121	6,486,703
Mattel, Inc. (b)	197,044	3,127,088
		9,613,791
Media - 2.2%
CBS Corp. Class B	195,591	10,301,778
Charter Communications, Inc. Class A (a)	106,090	32,312,892
Comcast Corp. Class A	2,630,283	94,111,526
Discovery Communications, Inc.:
Class A (a)(b)	89,428	2,376,996
Class C (non-vtg.) (a)	195,609	4,802,201
DISH Network Corp. Class A (a)	131,134	4,138,589
Interpublic Group of Companies, Inc.	220,815	4,979,378
News Corp.:
Class A	219,433	3,306,855
Class B	69,841	1,068,567
Omnicom Group, Inc. (b)	130,185	8,960,634
The Walt Disney Co.	851,570	96,704,289
Twenty-First Century Fox, Inc.:
Class A	603,703	27,166,635
Class B	251,572	11,174,828
Viacom, Inc. Class B (non-vtg.)	202,174	5,873,155
		307,278,323
Multiline Retail - 0.5%
Dollar General Corp.	145,587	14,289,364
Dollar Tree, Inc. (a)	136,191	12,431,514
Kohl's Corp.	96,362	7,118,261
Macy's, Inc.	175,481	6,971,860
Nordstrom, Inc.	67,278	3,526,040
Target Corp.	305,365	24,636,848
		68,973,887
Specialty Retail - 2.3%
Advance Auto Parts, Inc.	42,403	5,988,576
AutoZone, Inc. (a)	15,271	10,774,149
Best Buy Co., Inc.	140,476	10,539,914
CarMax, Inc. (a)	101,994	7,616,912
Foot Locker, Inc.	67,654	3,302,192
Gap, Inc.	124,282	3,749,588
Home Depot, Inc.	660,718	130,505,019
L Brands, Inc.	138,931	4,399,945
Lowe's Companies, Inc.	470,819	46,771,159
O'Reilly Automotive, Inc. (a)	46,917	14,356,602
Ross Stores, Inc.	216,870	18,960,944
Tiffany & Co., Inc.	58,353	8,027,039
TJX Companies, Inc.	359,170	34,932,874
Tractor Supply Co.	69,907	5,455,542
Ulta Beauty, Inc. (a)	32,746	8,002,795
		313,383,250
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc. (b)	206,410	4,594,687
Michael Kors Holdings Ltd. (a)	85,854	5,729,037
NIKE, Inc. Class B	734,692	56,505,162
PVH Corp.	44,137	6,775,912
Ralph Lauren Corp.	31,888	4,304,242
Tapestry, Inc.	164,854	7,767,920
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	106,520	2,127,204
Class C (non-vtg.) (a)(b)	107,884	2,021,746
VF Corp.	187,526	17,265,519
		107,091,429

TOTAL CONSUMER DISCRETIONARY		1,733,815,786

CONSUMER STAPLES - 6.9%
Beverages - 1.8%
Brown-Forman Corp. Class B (non-vtg.)	150,029	7,984,543
Constellation Brands, Inc. Class A (sub. vtg.)	96,233	20,231,064
Molson Coors Brewing Co. Class B	105,988	7,101,196
Monster Beverage Corp. (a)	235,271	14,120,965
PepsiCo, Inc.	812,105	93,392,075
The Coca-Cola Co.	2,193,568	102,286,076
		245,115,919
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	251,219	54,944,107
Kroger Co.	465,573	13,501,617
Sysco Corp.	274,535	18,451,497
Walgreens Boots Alliance, Inc.	488,479	33,030,950
Walmart, Inc.	828,638	73,939,369
		193,867,540
Food Products - 1.1%
Archer Daniels Midland Co.	320,285	15,456,954
Campbell Soup Co. (b)	110,205	4,507,385
ConAgra Foods, Inc. (b)	225,397	8,274,324
General Mills, Inc.	339,591	15,641,561
Hormel Foods Corp. (b)	154,685	5,564,019
Kellogg Co.	143,039	10,160,060
McCormick & Co., Inc. (non-vtg.)	69,469	8,165,386
Mondelez International, Inc.	844,878	36,650,808
The Hershey Co.	80,033	7,860,041
The J.M. Smucker Co.	65,066	7,230,134
The Kraft Heinz Co.	342,171	20,615,803
Tyson Foods, Inc. Class A	170,457	9,826,846
		149,953,321
Household Products - 1.4%
Church & Dwight Co., Inc.	140,159	7,834,888
Clorox Co. (b)	74,179	10,026,775
Colgate-Palmolive Co.	499,641	33,480,943
Kimberly-Clark Corp.	200,086	22,781,792
Procter & Gamble Co.	1,440,293	116,490,898
		190,615,296
Personal Products - 0.2%
Coty, Inc. Class A (b)	270,829	3,631,817
Estee Lauder Companies, Inc. Class A	128,294	17,311,992
		20,943,809
Tobacco - 1.0%
Altria Group, Inc.	1,084,057	63,612,465
Philip Morris International, Inc.	890,360	76,838,068
		140,450,533

TOTAL CONSUMER STAPLES		940,946,418

ENERGY - 6.2%
Energy Equipment & Services - 0.8%
Baker Hughes, a GE Co. Class A	238,509	8,247,641
Halliburton Co.	501,735	21,283,599
Helmerich & Payne, Inc.	62,365	3,826,093
National Oilwell Varco, Inc.	218,812	10,638,639
Schlumberger Ltd.	793,366	53,568,072
TechnipFMC PLC	248,594	8,091,735
		105,655,779
Oil, Gas & Consumable Fuels - 5.4%
Anadarko Petroleum Corp.	295,028	21,581,298
Andeavor	79,634	11,949,878
Apache Corp.	218,887	10,068,802
Cabot Oil & Gas Corp.	258,600	6,077,100
Chevron Corp.	1,094,543	138,207,945
Cimarex Energy Co.	54,660	5,389,476
Concho Resources, Inc. (a)	108,874	15,879,273
ConocoPhillips Co.	670,182	48,367,035
Devon Energy Corp.	299,789	13,493,503
EOG Resources, Inc.	331,556	42,750,831
EQT Corp.	144,463	7,176,922
Exxon Mobil Corp.	2,425,024	197,663,706
Hess Corp.	149,979	9,843,122
HollyFrontier Corp.	101,118	7,541,380
Kinder Morgan, Inc.	1,086,676	19,321,099
Marathon Oil Corp.	488,686	10,321,048
Marathon Petroleum Corp.	264,552	21,383,738
Newfield Exploration Co. (a)	114,398	3,285,511
Noble Energy, Inc.	277,474	10,014,037
Occidental Petroleum Corp.	438,612	36,812,705
ONEOK, Inc.	235,453	16,585,309
Phillips 66 Co.	240,388	29,649,456
Pioneer Natural Resources Co.	97,616	18,475,780
The Williams Companies, Inc.	474,074	14,103,702
Valero Energy Corp.	246,820	29,211,147
		745,153,803

TOTAL ENERGY		850,809,582

FINANCIALS - 14.0%
Banks - 6.3%
Bank of America Corp.	5,401,013	166,783,281
BB&T Corp.	446,620	22,692,762
Citigroup, Inc.	1,460,531	104,997,574
Citizens Financial Group, Inc.	277,638	11,044,440
Comerica, Inc.	98,478	9,546,457
Fifth Third Bancorp	392,633	11,618,010
Huntington Bancshares, Inc.	632,908	9,772,100
JPMorgan Chase & Co.	1,950,162	224,171,122
KeyCorp	608,091	12,690,859
M&T Bank Corp.	83,187	14,420,466
Peoples United Financial, Inc.	199,255	3,632,419
PNC Financial Services Group, Inc.	268,916	38,947,104
Regions Financial Corp.	643,308	11,971,962
SunTrust Banks, Inc.	266,240	19,187,917
SVB Financial Group (a)	30,342	9,341,695
U.S. Bancorp	893,719	47,376,044
Wells Fargo & Co.	2,511,943	143,909,214
Zions Bancorporation	112,902	5,837,033
		867,940,459
Capital Markets - 3.0%
Affiliated Managers Group, Inc.	31,110	4,977,911
Ameriprise Financial, Inc.	82,830	12,065,846
Bank of New York Mellon Corp.	578,887	30,953,088
BlackRock, Inc. Class A	70,641	35,515,469
Brighthouse Financial, Inc.	68,603	2,979,428
Cboe Global Markets, Inc.	64,431	6,258,183
Charles Schwab Corp.	687,771	35,117,587
CME Group, Inc.	195,035	31,033,969
E*TRADE Financial Corp. (a)	151,160	9,040,880
Franklin Resources, Inc.	182,556	6,265,322
Goldman Sachs Group, Inc.	201,202	47,771,391
IntercontinentalExchange, Inc.	331,766	24,520,825
Invesco Ltd.	235,274	6,350,045
Moody's Corp.	95,626	16,363,521
Morgan Stanley	780,746	39,474,518
MSCI, Inc.	50,991	8,474,194
Northern Trust Corp.	121,136	13,230,474
Raymond James Financial, Inc.	74,356	6,810,266
S&P Global, Inc.	143,938	28,850,933
State Street Corp.	209,296	18,482,930
T. Rowe Price Group, Inc.	138,689	16,515,086
The NASDAQ OMX Group, Inc.	66,944	6,118,682
		407,170,548
Consumer Finance - 0.7%
American Express Co.	409,017	40,705,372
Capital One Financial Corp.	278,616	26,279,061
Discover Financial Services	199,884	14,273,716
Synchrony Financial	406,366	11,760,232
		93,018,381
Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc. Class B (a)	1,102,428	218,137,428
Jefferies Financial Group, Inc.	173,663	4,211,328
		222,348,756
Insurance - 2.4%
AFLAC, Inc.	443,421	20,636,813
Allstate Corp.	201,323	19,149,844
American International Group, Inc.	514,168	28,387,215
Aon PLC	140,050	20,104,178
Arthur J. Gallagher & Co.	104,401	7,449,011
Assurant, Inc.	30,354	3,348,046
Chubb Ltd.	266,799	37,277,156
Cincinnati Financial Corp.	85,557	6,470,676
Everest Re Group Ltd.	23,472	5,125,111
Hartford Financial Services Group, Inc.	205,132	10,810,456
Lincoln National Corp.	125,269	8,530,819
Loews Corp.	149,977	7,615,832
Marsh & McLennan Companies, Inc.	290,615	24,225,666
MetLife, Inc.	582,241	26,631,703
Principal Financial Group, Inc.	152,552	8,860,220
Progressive Corp.	333,569	20,017,476
Prudential Financial, Inc.	240,564	24,275,313
The Travelers Companies, Inc.	154,798	20,145,412
Torchmark Corp.	60,489	5,327,266
Unum Group	126,695	5,033,592
Willis Group Holdings PLC	75,514	12,038,442
XL Group Ltd.	147,940	8,318,666
		329,778,913

TOTAL FINANCIALS		1,920,257,057

HEALTH CARE - 14.4%
Biotechnology - 2.6%
AbbVie, Inc.	868,025	80,057,946
Alexion Pharmaceuticals, Inc. (a)	127,442	16,944,688
Amgen, Inc.	381,466	74,977,142
Biogen, Inc. (a)	120,860	40,411,958
Celgene Corp. (a)	404,858	36,473,657
Gilead Sciences, Inc.	744,754	57,964,204
Incyte Corp. (a)	100,770	6,705,236
Regeneron Pharmaceuticals, Inc. (a)	44,300	16,302,843
Vertex Pharmaceuticals, Inc. (a)	145,960	25,550,298
		355,387,972
Health Care Equipment & Supplies - 3.1%
Abbott Laboratories	1,004,178	65,813,826
Abiomed, Inc. (a)	24,202	8,580,335
Align Technology, Inc. (a)	41,317	14,735,708
Baxter International, Inc.	282,175	20,443,579
Becton, Dickinson & Co.	153,046	38,318,127
Boston Scientific Corp. (a)	790,318	26,562,588
Danaher Corp.	352,109	36,119,341
Dentsply Sirona, Inc.	130,271	6,267,338
Edwards Lifesciences Corp. (a)	120,728	17,197,704
Hologic, Inc. (a)	156,373	6,709,965
IDEXX Laboratories, Inc. (a)	49,753	12,186,002
Intuitive Surgical, Inc. (a)	64,892	32,977,465
Medtronic PLC	775,659	69,987,712
ResMed, Inc. (b)	81,756	8,648,150
Stryker Corp.	184,084	30,051,713
The Cooper Companies, Inc.	28,078	7,314,319
Varian Medical Systems, Inc. (a)	52,412	6,050,965
Zimmer Biomet Holdings, Inc.	116,428	14,614,043
		422,578,880
Health Care Providers & Services - 3.1%
Aetna, Inc.	187,354	35,295,620
AmerisourceBergen Corp.	93,164	7,623,610
Anthem, Inc.	146,171	36,981,263
Cardinal Health, Inc.	177,952	8,888,702
Centene Corp. (a)	117,521	15,316,512
Cigna Corp.	139,337	24,999,845
CVS Health Corp.	582,307	37,768,432
DaVita HealthCare Partners, Inc. (a)	79,959	5,619,519
Envision Healthcare Corp. (a)	69,379	3,070,715
Express Scripts Holding Co. (a)	321,738	25,565,301
HCA Holdings, Inc.	160,055	19,883,633
Henry Schein, Inc. (a)(b)	88,221	7,005,630
Humana, Inc.	78,860	24,776,235
Laboratory Corp. of America Holdings (a)	58,595	10,274,047
McKesson Corp.	115,729	14,535,562
Quest Diagnostics, Inc.	77,792	8,379,754
UnitedHealth Group, Inc.	550,423	139,378,112
Universal Health Services, Inc. Class B	49,917	6,094,866
		431,457,358
Health Care Technology - 0.1%
Cerner Corp. (a)	180,551	11,208,606
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	183,260	12,102,490
Illumina, Inc. (a)	84,198	27,310,463
Mettler-Toledo International, Inc. (a)	14,544	8,617,465
PerkinElmer, Inc.	63,368	5,017,478
Quintiles Transnational Holdings, Inc. (a)	92,704	11,304,326
Thermo Fisher Scientific, Inc.	230,440	54,045,093
Waters Corp. (a)	44,873	8,852,097
		127,249,412
Pharmaceuticals - 4.6%
Allergan PLC	194,207	35,751,567
Bristol-Myers Squibb Co.	936,218	55,002,808
Eli Lilly & Co.	547,100	54,058,951
Johnson & Johnson	1,536,262	203,585,440
Merck & Co., Inc.	1,540,932	101,501,191
Mylan NV (a)	295,247	11,015,666
Nektar Therapeutics (a)	92,284	4,854,138
Perrigo Co. PLC	73,756	5,938,833
Pfizer, Inc.	3,350,473	133,784,387
Zoetis, Inc. Class A	277,145	23,967,500
		629,460,481

TOTAL HEALTH CARE		1,977,342,709

INDUSTRIALS - 9.9%
Aerospace & Defense - 2.7%
Arconic, Inc.	243,367	5,278,630
General Dynamics Corp.	158,223	31,606,626
Harris Corp.	68,005	11,217,425
Huntington Ingalls Industries, Inc.	25,488	5,939,978
L3 Technologies, Inc.	44,951	9,639,292
Lockheed Martin Corp.	142,283	46,398,486
Northrop Grumman Corp.	99,882	30,013,542
Raytheon Co.	164,529	32,581,678
Rockwell Collins, Inc.	94,067	13,074,372
Textron, Inc.	146,652	10,011,932
The Boeing Co.	313,665	111,758,840
TransDigm Group, Inc. (b)	27,928	10,488,081
United Technologies Corp.	426,174	57,848,859
		375,857,741
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	79,752	7,355,527
Expeditors International of Washington, Inc.	100,052	7,620,961
FedEx Corp.	140,809	34,620,709
United Parcel Service, Inc. Class B	394,961	47,351,874
		96,949,071
Airlines - 0.5%
Alaska Air Group, Inc.	70,599	4,435,735
American Airlines Group, Inc.	238,649	9,436,181
Delta Air Lines, Inc.	369,644	20,116,026
Southwest Airlines Co.	305,528	17,769,508
United Continental Holdings, Inc. (a)	134,988	10,853,035
		62,610,485
Building Products - 0.3%
A.O. Smith Corp.	83,096	4,946,705
Allegion PLC	54,390	4,434,961
Fortune Brands Home & Security, Inc.	83,581	4,847,698
Johnson Controls International PLC	530,504	19,899,205
Masco Corp.	177,841	7,172,328
		41,300,897
Commercial Services & Supplies - 0.4%
Cintas Corp.	49,513	10,124,418
Copart, Inc. (a)	115,747	6,642,720
Republic Services, Inc.	127,724	9,257,436
Stericycle, Inc. (a)	49,016	3,424,258
Waste Management, Inc.	227,842	20,505,780
		49,954,612
Construction & Engineering - 0.1%
Fluor Corp.	80,525	4,126,906
Jacobs Engineering Group, Inc.	69,032	4,668,634
Quanta Services, Inc. (a)	85,692	2,919,526
		11,715,066
Electrical Equipment - 0.6%
AMETEK, Inc.	132,642	10,319,548
Eaton Corp. PLC	250,473	20,831,839
Emerson Electric Co.	360,898	26,085,707
Fortive Corp.	175,689	14,420,553
Rockwell Automation, Inc.	71,929	13,491,003
		85,148,650
Industrial Conglomerates - 1.7%
3M Co.	340,050	72,199,416
General Electric Co.	4,974,722	67,805,461
Honeywell International, Inc.	427,821	68,301,623
Roper Technologies, Inc.	59,087	17,838,365
		226,144,865
Machinery - 1.4%
Caterpillar, Inc.	342,464	49,246,323
Cummins, Inc.	88,715	12,669,389
Deere & Co.	185,742	26,893,584
Dover Corp.	88,595	7,351,613
Flowserve Corp.	74,938	3,322,002
Illinois Tool Works, Inc.	174,631	25,029,861
Ingersoll-Rand PLC	142,027	13,991,080
PACCAR, Inc.	201,508	13,243,106
Parker Hannifin Corp.	76,155	12,874,003
Pentair PLC	92,979	4,151,512
Snap-On, Inc.	32,416	5,497,429
Stanley Black & Decker, Inc.	88,384	13,210,756
Xylem, Inc.	103,054	7,889,814
		195,370,472
Professional Services - 0.3%
Equifax, Inc.	68,895	8,646,323
IHS Markit Ltd. (a)	203,968	10,816,423
Nielsen Holdings PLC	191,794	4,518,667
Robert Half International, Inc.	70,774	5,361,838
Verisk Analytics, Inc. (a)	88,977	9,842,636
		39,185,887
Road & Rail - 1.0%
CSX Corp.	501,379	35,437,468
J.B. Hunt Transport Services, Inc.	49,035	5,879,297
Kansas City Southern	58,767	6,832,839
Norfolk Southern Corp.	161,832	27,349,608
Union Pacific Corp.	444,230	66,585,635
		142,084,847
Trading Companies & Distributors - 0.2%
Fastenal Co.	164,757	9,379,616
United Rentals, Inc. (a)	47,882	7,124,842
W.W. Grainger, Inc.	29,197	10,118,512
		26,622,970

TOTAL INDUSTRIALS		1,352,945,563

INFORMATION TECHNOLOGY - 25.5%
Communications Equipment - 1.0%
Cisco Systems, Inc.	2,693,681	113,915,769
F5 Networks, Inc. (a)	35,005	5,999,157
Juniper Networks, Inc.	199,985	5,267,605
Motorola Solutions, Inc.	92,866	11,264,646
		136,447,177
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A	172,654	16,144,876
Corning, Inc.	475,601	15,780,441
FLIR Systems, Inc.	78,593	4,605,550
IPG Photonics Corp. (a)	21,528	3,531,453
TE Connectivity Ltd.	200,550	18,765,464
		58,827,784
Internet Software & Services - 5.2%
Akamai Technologies, Inc. (a)	97,732	7,355,310
Alphabet, Inc.:
Class A (a)	171,062	209,930,708
Class C (a)	173,887	211,665,690
eBay, Inc. (a)	529,471	17,710,805
Facebook, Inc. Class A (a)	1,373,855	237,099,896
Twitter, Inc. (a)	375,063	11,953,258
VeriSign, Inc. (a)	54,990	7,986,198
		703,701,865
IT Services - 4.4%
Accenture PLC Class A	368,343	58,688,090
Alliance Data Systems Corp.	27,606	6,208,037
Automatic Data Processing, Inc.	252,319	34,060,542
Broadridge Financial Solutions, Inc.	67,541	7,630,782
Cognizant Technology Solutions Corp. Class A	335,587	27,350,341
DXC Technology Co.	163,121	13,822,874
Fidelity National Information Services, Inc.	189,596	19,553,035
Fiserv, Inc. (a)	234,514	17,701,117
FleetCor Technologies, Inc. (a)	51,342	11,141,214
Gartner, Inc. (a)(b)	52,260	7,077,572
Global Payments, Inc.	91,383	10,286,984
IBM Corp.	488,982	70,868,161
MasterCard, Inc. Class A	525,160	103,981,680
Paychex, Inc.	183,147	12,640,806
PayPal Holdings, Inc. (a)	639,296	52,511,773
The Western Union Co.	263,893	5,320,083
Total System Services, Inc.	95,022	8,698,314
Visa, Inc. Class A	1,023,066	139,894,045
		607,435,450
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Micro Devices, Inc. (a)(b)	471,931	8,650,495
Analog Devices, Inc.	212,440	20,423,982
Applied Materials, Inc.	577,382	28,078,087
Broadcom, Inc.	229,947	50,995,346
Intel Corp.	2,669,120	128,384,672
KLA-Tencor Corp.	89,279	10,483,140
Lam Research Corp.	93,960	17,912,534
Microchip Technology, Inc. (b)	134,623	12,577,827
Micron Technology, Inc. (a)	664,281	35,067,394
NVIDIA Corp.	347,673	85,131,211
Qorvo, Inc. (a)	72,451	5,923,594
Qualcomm, Inc.	849,205	54,425,548
Skyworks Solutions, Inc.	104,288	9,863,559
Texas Instruments, Inc.	560,697	62,416,790
Xilinx, Inc.	145,143	10,460,456
		540,794,635
Software - 6.1%
Activision Blizzard, Inc.	435,997	32,010,900
Adobe Systems, Inc. (a)	282,073	69,017,622
ANSYS, Inc.(a)	48,123	8,127,012
Autodesk, Inc. (a)	125,500	16,119,220
CA Technologies, Inc.	178,970	7,912,264
Cadence Design Systems, Inc. (a)	161,468	7,119,124
Citrix Systems, Inc. (a)	73,744	8,109,628
Electronic Arts, Inc. (a)	175,745	22,627,169
Intuit, Inc.	139,618	28,515,580
Microsoft Corp.	4,400,724	466,828,802
Oracle Corp.	1,706,913	81,385,612
Red Hat, Inc. (a)	101,766	14,372,412
Salesforce.com, Inc. (a)	403,996	55,408,051
Symantec Corp.	356,000	7,198,320
Synopsys, Inc. (a)	85,349	7,632,761
Take-Two Interactive Software, Inc. (a)	65,514	7,404,392
		839,788,869
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	2,815,256	535,715,070
Hewlett Packard Enterprise Co.	874,623	13,504,179
HP, Inc.	940,134	21,698,293
NetApp, Inc.	153,459	11,896,142
Seagate Technology LLC	164,421	8,651,833
Western Digital Corp.	171,398	12,023,570
Xerox Corp.	122,534	3,182,208
		606,671,295

TOTAL INFORMATION TECHNOLOGY		3,493,667,075

MATERIALS - 2.6%
Chemicals - 1.9%
Air Products & Chemicals, Inc.	125,548	20,611,215
Albemarle Corp. U.S. (b)	63,442	5,976,236
CF Industries Holdings, Inc.	133,662	5,937,266
DowDuPont, Inc.	1,329,283	91,414,792
Eastman Chemical Co.	81,768	8,472,800
Ecolab, Inc.	148,731	20,926,452
FMC Corp.	77,046	6,924,894
International Flavors & Fragrances, Inc.	45,211	6,002,212
LyondellBasell Industries NV Class A	184,144	20,401,314
PPG Industries, Inc.	142,805	15,802,801
Praxair, Inc.	164,597	27,569,998
Sherwin-Williams Co.	47,151	20,780,860
The Mosaic Co.	200,888	6,048,738
		256,869,578
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	36,057	7,190,487
Vulcan Materials Co.	75,712	8,479,744
		15,670,231
Containers & Packaging - 0.3%
Avery Dennison Corp.	50,422	5,782,395
Ball Corp.	200,035	7,795,364
International Paper Co.	237,180	12,743,681
Packaging Corp. of America	54,039	6,101,003
Sealed Air Corp.	92,308	4,068,014
WestRock Co.	146,889	8,516,624
		45,007,081
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	771,741	12,733,727
Newmont Mining Corp.	305,566	11,208,161
Nucor Corp.	182,197	12,194,445
		36,136,333

TOTAL MATERIALS		353,683,223

REAL ESTATE - 2.8%
Equity Real Estate Investment Trusts (REITs) - 2.7%
Alexandria Real Estate Equities, Inc.	58,986	7,517,176
American Tower Corp.	252,971	37,500,421
Apartment Investment & Management Co. Class A	90,126	3,843,874
AvalonBay Communities, Inc.	79,162	13,999,800
Boston Properties, Inc.	88,415	11,098,735
Crown Castle International Corp.	237,599	26,333,097
Digital Realty Trust, Inc.	117,964	14,323,189
Duke Realty Corp.	204,497	5,954,953
Equinix, Inc.	45,511	19,992,072
Equity Residential (SBI)	210,902	13,799,318
Essex Property Trust, Inc.	37,829	9,095,983
Extra Space Storage, Inc.	72,232	6,787,641
Federal Realty Investment Trust (SBI)	41,939	5,263,345
General Growth Properties, Inc.	362,301	7,724,257
HCP, Inc.	269,086	6,969,327
Host Hotels & Resorts, Inc.	424,617	8,891,480
Iron Mountain, Inc.	161,200	5,659,732
Kimco Realty Corp.	243,370	4,061,845
Mid-America Apartment Communities, Inc.	65,176	6,568,437
Prologis, Inc.	305,423	20,041,857
Public Storage	85,822	18,694,606
Realty Income Corp.	162,889	9,084,320
Regency Centers Corp.	84,419	5,371,581
SBA Communications Corp. Class A (a)	65,975	10,440,544
Simon Property Group, Inc.	177,382	31,256,482
SL Green Realty Corp.	50,646	5,222,109
The Macerich Co.	62,182	3,672,469
UDR, Inc.	153,274	5,897,984
Ventas, Inc.	204,086	11,506,369
Vornado Realty Trust	99,121	7,128,782
Welltower, Inc.	213,061	13,337,619
Weyerhaeuser Co.	433,596	14,820,311
		371,859,715
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	173,189	8,624,812

TOTAL REAL ESTATE		380,484,527

TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	4,159,272	132,971,926
CenturyLink, Inc.	562,319	10,554,728
Verizon Communications, Inc.	2,366,637	122,213,135
		265,739,789
UTILITIES - 2.9%
Electric Utilities - 1.8%
Alliant Energy Corp.	132,587	5,697,263
American Electric Power Co., Inc.	282,103	20,068,807
Duke Energy Corp.	401,517	32,771,818
Edison International	186,615	12,434,157
Entergy Corp.	103,571	8,418,251
Evergy, Inc.	155,346	8,713,357
Eversource Energy	181,504	11,020,923
Exelon Corp.	552,944	23,500,120
FirstEnergy Corp.	256,771	9,097,397
NextEra Energy, Inc.	270,026	45,240,156
PG&E Corp.	295,796	12,742,892
Pinnacle West Capital Corp.	64,112	5,156,528
PPL Corp.	400,400	11,519,508
Southern Co.	579,431	28,160,347
Xcel Energy, Inc.	291,459	13,657,769
		248,199,293
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	171,340	5,426,338
The AES Corp.	378,832	5,061,196
		10,487,534
Multi-Utilities - 0.9%
Ameren Corp.	139,558	8,660,969
CenterPoint Energy, Inc.	247,136	7,038,433
CMS Energy Corp.	161,823	7,822,524
Consolidated Edison, Inc.	177,978	14,047,804
Dominion Resources, Inc.	373,764	26,802,616
DTE Energy Co.	103,949	11,282,624
NiSource, Inc.	193,234	5,058,866
Public Service Enterprise Group, Inc.	289,374	14,920,123
SCANA Corp.	81,694	3,266,943
Sempra Energy	151,291	17,487,727
WEC Energy Group, Inc.	180,732	11,995,183
		128,383,812
Water Utilities - 0.1%
American Water Works Co., Inc.	101,981	8,999,823

TOTAL UTILITIES		396,070,462

TOTAL COMMON STOCKS
(Cost $11,396,904,953)		13,665,762,191
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.9% to 2.02% 9/27/18 to 11/8/18 (c)
(Cost $2,339,105)	2,350,000	2,339,114
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 1.96% (d)	20,790,440	$20,794,598
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	88,997,326	89,006,226
TOTAL MONEY MARKET FUNDS
(Cost $109,801,242)		109,800,824
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $11,509,045,300)		13,777,902,129
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(85,405,371)
NET ASSETS - 100%		$13,692,496,758

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	191	Sept. 2018	$26,903,305	$677,346	$677,346

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,147,015.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$829,952
Fidelity Securities Lending Cash Central Fund	258,278
Total	$1,088,230

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,733,815,786	$1,733,815,786	$--	$--
Consumer Staples	940,946,418	940,946,418	--	--
Energy	850,809,582	850,809,582	--	--
Financials	1,920,257,057	1,920,257,057	--	--
Health Care	1,977,342,709	1,977,342,709	--	--
Industrials	1,352,945,563	1,352,945,563	--	--
Information Technology	3,493,667,075	3,493,667,075	--	--
Materials	353,683,223	353,683,223	--	--
Real Estate	380,484,527	380,484,527	--	--
Telecommunication Services	265,739,789	265,739,789	--	--
Utilities	396,070,462	396,070,462	--	--
U.S. Government and Government Agency Obligations	2,339,114	--	2,339,114	--
Money Market Funds	109,800,824	109,800,824	--	--
Total Investments in Securities:	$13,777,902,129	$13,775,563,015	$2,339,114	$--
Derivative Instruments:
Assets
Futures Contracts	$677,346	$677,346	$--	$--
Total Assets	$677,346	$677,346	$--	$--
Total Derivative Instruments:	$677,346	$677,346	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$677,346	$0
Total Equity Risk	677,346	0
Total Value of Derivatives	$677,346	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $87,130,827) — See accompanying schedule: Unaffiliated issuers (cost $11,399,244,058)	$13,668,101,305
Fidelity Central Funds (cost $109,801,242)	109,800,824
Total Investment in Securities (cost $11,509,045,300)		$13,777,902,129
Receivable for fund shares sold		13,586,855
Dividends receivable		11,265,654
Distributions receivable from Fidelity Central Funds		48,767
Receivable for daily variation margin on futures contracts		132,745
Receivable from investment adviser for expense reductions		843,646
Total assets		13,803,779,796
Liabilities
Payable for investments purchased	$14,996,824
Payable for fund shares redeemed	6,270,507
Accrued management fee	168,968
Other affiliated payables	844,829
Collateral on securities loaned	89,001,910
Total liabilities		111,283,038
Net Assets		$13,692,496,758
Net Assets consist of:
Paid in capital		$11,474,087,251
Undistributed net investment income		128,914,646
Accumulated undistributed net realized gain (loss) on investments		(180,039,314)
Net unrealized appreciation (depreciation) on investments		2,269,534,175
Net Assets, for 900,497,775 shares outstanding		$13,692,496,758
Net Asset Value, offering price and redemption price per share ($13,692,496,758 ÷ 900,497,775 shares)		$15.21

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$216,342,204
Interest		29,222
Income from Fidelity Central Funds		1,088,230
Total income		217,459,656
Expenses
Management fee	$1,733,116
Transfer agent fees	8,665,578
Independent trustees' fees and expenses	44,386
Interest	46,265
Commitment fees	30,548
Total expenses before reductions	10,519,893
Expense reductions	(8,676,772)
Total expenses after reductions		1,843,121
Net investment income (loss)		215,616,535
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(131,963,898)
Fidelity Central Funds	4,734
Futures contracts	4,679,528
Total net realized gain (loss)		(127,279,636)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,519,001,520
Fidelity Central Funds	(418)
Futures contracts	168,049
Total change in net unrealized appreciation (depreciation)		1,519,169,151
Net gain (loss)		1,391,889,515
Net increase (decrease) in net assets resulting from operations		$1,607,506,050

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$215,616,535	$103,162,515
Net realized gain (loss)	(127,279,636)	(13,509,570)
Change in net unrealized appreciation (depreciation)	1,519,169,151	724,085,204
Net increase (decrease) in net assets resulting from operations	1,607,506,050	813,738,149
Distributions to shareholders from net investment income	(136,549,550)	(33,756,004)
Distributions to shareholders from net realized gain	(23,422,833)	(250,005)
Total distributions	(159,972,383)	(34,006,009)
Share transactions
Proceeds from sales of shares	9,669,819,809	7,626,030,638
Reinvestment of distributions	48,068,781	13,440,977
Cost of shares redeemed	(5,627,955,396)	(2,704,004,556)
Net increase (decrease) in net assets resulting from share transactions	4,089,933,194	4,935,467,059
Total increase (decrease) in net assets	5,537,466,861	5,715,199,199
Net Assets
Beginning of period	8,155,029,897	2,439,830,698
End of period	$13,692,496,758	$8,155,029,897
Other Information
Undistributed net investment income end of period	$128,914,646	$61,505,346
Shares
Sold	681,582,077	620,948,969
Issued in reinvestment of distributions	3,460,525	1,119,809
Redeemed	(397,909,303)	(220,004,305)
Net increase (decrease)	287,133,299	402,064,473

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Large Cap Index Fund

Years ended July 31,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$13.30	$11.55	$10.00
Income from Investment Operations
Net investment income (loss)B	.27	.25	.07
Net realized and unrealized gain (loss)	1.86	1.59	1.48
Total from investment operations	2.13	1.84	1.55
Distributions from net investment income	(.19)	(.09)	–
Distributions from net realized gain	(.03)	–C	–
Total distributions	(.22)	(.09)	–
Net asset value, end of period	$15.21	$13.30	$11.55
Total ReturnD,E	16.22%	16.03%	15.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	.09%	.09%	.22%H
Expenses net of fee waivers, if any	.02%	.02%	.02%H
Expenses net of all reductions	.02%	.02%	.02%H
Net investment income (loss)	1.87%	2.05%	1.33%H
Supplemental Data
Net assets, end of period (000 omitted)	$13,692,497	$8,155,030	$2,439,831
Portfolio turnover rateI	26%	17%	0%J

 A For the period February 2, 2016 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity SAI U.S. Large Cap Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, certain deemed distributions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,541,421,594
Gross unrealized depreciation	(451,914,539)
Net unrealized appreciation (depreciation)	$2,089,507,055
Tax Cost	$11,688,395,074

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$128,902,452
Net unrealized appreciation (depreciation) on securities and other investments	$2,089,507,055

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$150,062,483	$ 33,756,004
Long-term Capital Gains	9,909,900	250,005
Total	$159,972,383	$ 34,006,009

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,127,725,071 and $2,911,720,066, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .015% of the Fund's average net assets. Under the expense contract, total expenses of the Fund are limited to an annual rate of .09% of the Fund's average net assets, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$85,322,889	2.17%	$46,265

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30,548 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $258,278.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .015% of average net assets. This reimbursement will remain in place through November 30, 2019. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $8,675,228.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,544.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Large Cap Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Large Cap Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from February 2, 2016 (commencement of operations) to July 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 2, 2016 (commencement of operations) to July 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Actual	.02%	$1,000.00	$1,007.30	$.10
Hypothetical-C		$1,000.00	$1,024.70	$.10

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $12,482,239 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 97% and 87% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 93% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SV9-ANN-0918
1.9870993.102

Fidelity® SAI Real Estate Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Life of fundA
Fidelity® SAI Real Estate Index Fund	3.87%	7.28%

 A From February 2, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Real Estate Index Fund on February 2, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Select Real Estate Securities Index℠ performed over the same period.

Period Ending Values
$11,915	Fidelity® SAI Real Estate Index Fund
$11,924	Dow Jones U.S. Select Real Estate Securities Index℠

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the fiscal year, the fund gained 3.87%, roughly in line with the 3.85% return of the benchmark Dow Jones U.S. Select Real Estate Securities Index℠ and significantly lagging the broad-based S&P 500®. In an up-and-down market environment for real estate investment trusts (REITs), certain sectors enjoyed very strong performance, whereas others significantly lagged. The self-storage group, for example, gained about 17% the past 12 months, bouncing back after lagging the Dow Jones real estate index coming into this period. In this category, top individual contributors were Public Storage, Extra Space Storage, Life Storage and CubeSmart. Meanwhile, hotel REITs gained 16%, benefiting partly from continued strength in the U.S. economy. Strong individual performers in this category included Host Hotels & Resorts, Ryman Hospitality Properties and Park Hotels & Resorts. Other notable individual contributors included mall operator REIT Simon Property Group – the largest position in the index and fund – and industrial REIT Prologis. In contrast, the health care REIT segment returned roughly -10%, as an excess of supply in the senior-housing industry weighed on the category. Notable detractors included Ventas, Welltower and HCP. Other challenges for performance included apartment REITs AvalonBay Communities and Essex Property Trust, as well as shopping-center REIT Kimco Realty, which struggled amid investors' concern about a tough business environment for its retail tenants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Simon Property Group, Inc.	8.1
Prologis, Inc.	5.2
Public Storage	4.8
Digital Realty Trust, Inc.	3.7
AvalonBay Communities, Inc.	3.6
Equity Residential (SBI)	3.6
Welltower, Inc.	3.5
Ventas, Inc.	3.0
Boston Properties, Inc.	2.9
Essex Property Trust, Inc.	2.3
40.7

Top Five REIT Sectors as of July 31, 2018

% of fund's net assets
REITs - Apartments	17.3
REITs - Office Property	13.5
REITs - Regional Malls	12.2
REITs - Diversified	11.2
REITs - Health Care	9.8

Asset Allocation (% of fund's net assets)

As of July 31, 2018
Stocks and Equity Futures	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 99.7%
REITs - Apartments - 17.3%
American Campus Communities, Inc.	19,312	$796,620
American Homes 4 Rent Class A	36,706	812,671
Apartment Investment & Management Co. Class A	22,232	948,195
AvalonBay Communities, Inc.	19,528	3,453,527
Camden Property Trust (SBI)	13,108	1,213,670
Education Realty Trust, Inc.	11,385	470,884
Equity Residential (SBI)	52,025	3,403,996
Essex Property Trust, Inc.	9,332	2,243,879
Independence Realty Trust, Inc.	12,288	124,723
Mid-America Apartment Communities, Inc.	16,078	1,620,341
UDR, Inc.	37,809	1,454,890
		16,543,396
REITs - Diversified - 11.2%
Apple Hospitality (REIT), Inc.	30,592	550,350
Cousins Properties, Inc.	59,377	553,394
Digital Realty Trust, Inc.	29,099	3,533,201
Duke Realty Corp.	50,445	1,468,958
Forest City Realty Trust, Inc. Class A	37,752	942,667
Liberty Property Trust (SBI)	20,881	894,960
NorthStar Realty Europe Corp.	7,374	100,950
PS Business Parks, Inc.	2,818	360,056
TIER REIT, Inc.	6,771	160,947
Vornado Realty Trust	24,451	1,758,516
Washington REIT (SBI)	11,111	338,774
		10,662,773
REITs - Health Care - 9.8%
HCP, Inc.	66,378	1,719,190
Healthcare Realty Trust, Inc.	17,689	525,540
LTC Properties, Inc.	5,599	236,110
Senior Housing Properties Trust (SBI)	33,575	598,978
Universal Health Realty Income Trust (SBI)	1,786	120,216
Ventas, Inc.	50,344	2,838,395
Welltower, Inc.	52,558	3,290,131
		9,328,560
REITs - Hotels - 8.3%
Ashford Hospitality Trust, Inc.	12,682	100,188
Braemar Hotels & Resorts, Inc.	4,593	52,498
Chatham Lodging Trust	6,481	139,601
Chesapeake Lodging Trust	8,531	273,163
DiamondRock Hospitality Co.	28,338	337,789
Hersha Hospitality Trust	5,224	112,786
Hospitality Properties Trust (SBI)	23,221	656,458
Host Hotels & Resorts, Inc.	104,744	2,193,339
LaSalle Hotel Properties (SBI)	15,596	540,713
Park Hotels & Resorts, Inc.	28,418	888,915
Pebblebrook Hotel Trust (a)	9,755	376,055
RLJ Lodging Trust	24,755	559,215
Ryman Hospitality Properties, Inc.	7,245	615,897
Summit Hotel Properties, Inc.	14,794	209,335
Sunstone Hotel Investors, Inc.	31,877	518,639
Xenia Hotels & Resorts, Inc.	15,095	368,167
		7,942,758
REITs - Management/Investment - 0.6%
American Assets Trust, Inc.	5,869	225,546
Retail Properties America, Inc.	31,012	389,201
		614,747
REITs - Manufactured Homes - 2.3%
Equity Lifestyle Properties, Inc.	12,538	1,140,833
Sun Communities, Inc.	11,315	1,097,102
		2,237,935
REITs - Office Property - 13.5%
Alexandria Real Estate Equities, Inc.	14,551	1,854,379
Boston Properties, Inc.	21,810	2,737,809
Brandywine Realty Trust (SBI)	25,225	415,960
Columbia Property Trust, Inc.	16,757	388,427
Corporate Office Properties Trust (SBI)	14,432	429,208
Douglas Emmett, Inc.	22,567	876,502
Easterly Government Properties, Inc.	8,531	161,662
Equity Commonwealth (b)	17,161	553,271
Franklin Street Properties Corp.	15,151	133,480
Highwoods Properties, Inc. (SBI)	14,613	717,644
Hudson Pacific Properties, Inc.	22,137	758,414
JBG SMITH Properties	13,166	480,559
Kilroy Realty Corp.	13,965	1,018,747
Mack-Cali Realty Corp.	12,735	247,950
Paramount Group, Inc.	28,884	445,969
Piedmont Office Realty Trust, Inc. Class A	18,108	358,176
SL Green Realty Corp.	12,493	1,288,153
		12,866,310
REITs - Regional Malls - 12.2%
CBL & Associates Properties, Inc. (a)	24,396	132,958
General Growth Properties, Inc.	89,372	1,905,411
Pennsylvania Real Estate Investment Trust (SBI) (a)	9,940	105,563
Simon Property Group, Inc.	43,756	7,710,245
Tanger Factory Outlet Centers, Inc. (a)	13,335	318,040
Taubman Centers, Inc.	8,618	534,747
The Macerich Co.	15,339	905,921
		11,612,885
REITs - Shopping Centers - 7.3%
Acadia Realty Trust (SBI)	11,528	312,178
Brixmor Property Group, Inc.	42,787	756,902
Cedar Realty Trust, Inc.	11,108	52,874
DDR Corp.	21,653	296,646
Federal Realty Investment Trust (SBI)	10,345	1,298,298
Kimco Realty Corp.	60,034	1,001,967
Kite Realty Group Trust	11,822	199,437
Ramco-Gershenson Properties Trust (SBI)	11,308	148,700
Regency Centers Corp.	20,824	1,325,031
Retail Opportunity Investments Corp.	15,926	301,161
Saul Centers, Inc.	1,717	91,482
Seritage Growth Properties	3,786	160,186
Urban Edge Properties	14,971	339,542
Washington Prime Group, Inc.	26,279	211,020
Weingarten Realty Investors (SBI)	16,839	508,875
		7,004,299
REITs - Storage - 8.3%
CubeSmart	25,754	781,891
Extra Space Storage, Inc.	17,818	1,674,357
Life Storage, Inc.	6,572	630,649
National Storage Affiliates Trust	7,973	229,862
Public Storage	21,171	4,611,679
		7,928,438
REITs - Warehouse/Industrial - 7.9%
DCT Industrial Trust, Inc.	13,307	889,839
EastGroup Properties, Inc.	4,937	470,595
First Industrial Realty Trust, Inc.	17,712	576,526
Prologis, Inc.	75,342	4,943,942
QTS Realty Trust, Inc. Class A	7,209	308,185
Rexford Industrial Realty, Inc.	11,455	350,981
		7,540,068
Residential REITs - 1.0%
Invitation Homes, Inc.	40,441	934,592

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		95,216,761

Real Estate Management & Development - 0.1%
Real Estate Services - 0.1%
Retail Value, Inc. (b)	2,165	71,532
TOTAL COMMON STOCKS
(Cost $99,778,109)		95,288,293

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 1.96% (c)	395,724	395,803
Fidelity Securities Lending Cash Central Fund 1.97% (c)(d)	806,344	806,425
TOTAL MONEY MARKET FUNDS
(Cost $1,202,228)		1,202,228
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $100,980,337)		96,490,521
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(1,053,999)
NET ASSETS - 100%		$95,436,522

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1	Sept. 2018	$140,855	$3,878	$3,878

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,803
Fidelity Securities Lending Cash Central Fund	3,794
Total	$6,597

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$3,878	$0
Total Equity Risk	3,878	0
Total Value of Derivatives	$3,878	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $794,549) — See accompanying schedule: Unaffiliated issuers (cost $99,778,109)	$95,288,293
Fidelity Central Funds (cost $1,202,228)	1,202,228
Total Investment in Securities (cost $100,980,337)		$96,490,521
Segregated cash with brokers for derivative instruments		5,600
Dividends receivable		32,052
Distributions receivable from Fidelity Central Funds		307
Receivable for daily variation margin on futures contracts		695
Receivable from investment adviser for expense reductions		5,938
Total assets		96,535,113
Liabilities
Payable for investments purchased	$280,302
Accrued management fee	5,532
Other affiliated payables	5,927
Collateral on securities loaned	806,830
Total liabilities		1,098,591
Net Assets		$95,436,522
Net Assets consist of:
Paid in capital		$99,488,243
Undistributed net investment income		572,999
Accumulated undistributed net realized gain (loss) on investments		(138,782)
Net unrealized appreciation (depreciation) on investments		(4,485,938)
Net Assets, for 8,592,349 shares outstanding		$95,436,522
Net Asset Value, offering price and redemption price per share ($95,436,522 ÷ 8,592,349 shares)		$11.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$2,952,349
Income from Fidelity Central Funds		6,597
Total income		2,958,946
Expenses
Management fee	$65,061
Transfer agent fees	69,708
Independent trustees' fees and expenses	372
Commitment fees	264
Total expenses before reductions	135,405
Expense reductions	(68,740)
Total expenses after reductions		66,665
Net investment income (loss)		2,892,281
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	134,139
Fidelity Central Funds	(402)
Futures contracts	54,253
Total net realized gain (loss)		187,990
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	518,878
Fidelity Central Funds	(3)
Futures contracts	(2,345)
Total change in net unrealized appreciation (depreciation)		516,530
Net gain (loss)		704,520
Net increase (decrease) in net assets resulting from operations		$3,596,801

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,892,281	$2,469,209
Net realized gain (loss)	187,990	626,047
Change in net unrealized appreciation (depreciation)	516,530	(9,067,972)
Net increase (decrease) in net assets resulting from operations	3,596,801	(5,972,716)
Distributions to shareholders from net investment income	(2,828,662)	(2,088,157)
Distributions to shareholders from net realized gain	(465,294)	(411,594)
Total distributions	(3,293,956)	(2,499,751)
Reinvestment of distributions	931,830	2,499,751
Cost of shares redeemed	(4,020,000)	(1,100,000)
Net increase (decrease) in net assets resulting from share transactions	(3,088,170)	1,399,751
Total increase (decrease) in net assets	(2,785,325)	(7,072,716)
Net Assets
Beginning of period	98,221,847	105,294,563
End of period	$95,436,522	$98,221,847
Other Information
Undistributed net investment income end of period	$572,999	$449,788
Shares
Sold	–	–
Issued in reinvestment of distributions	84,561	231,892
Redeemed	(359,584)	(100,273)
Net increase (decrease)	(275,023)	131,619

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Real Estate Index Fund

Years ended July 31,	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$11.08	$12.05	$10.00
Income from Investment Operations
Net investment income (loss)B	.33	.28	.06
Net realized and unrealized gain (loss)	.08	(.96)	2.08
Total from investment operations	.41	(.68)	2.14
Distributions from net investment income	(.33)	(.24)	(.09)
Distributions from net realized gain	(.05)	(.05)	–
Total distributions	(.38)	(.29)	(.09)
Net asset value, end of period	$11.11	$11.08	$12.05
Total ReturnC,D	3.87%	(5.60)%	21.52%
Ratios to Average Net AssetsE,F
Expenses before reductions	.15%	.15%	.77%G
Expenses net of fee waivers, if any	.07%	.09%	.09%G
Expenses net of all reductions	.07%	.09%	.09%G
Net investment income (loss)	3.11%	2.55%	1.06%G
Supplemental Data
Net assets, end of period (000 omitted)	$95,437	$98,222	$105,295
Portfolio turnover rateH	8%	6%	1%I

 A For the period February 2, 2016 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity SAI Real Estate Index Fund (the Fund) is a non-diversified fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,988,087
Gross unrealized depreciation	(10,734,122)
Net unrealized appreciation (depreciation)	$(4,746,035)
Tax Cost	$101,236,556

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$572,999
Undistributed long-term capital gain	$121,315
Net unrealized appreciation (depreciation) on securities and other investments	$(4,746,035)

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$2,828,662	$ 2,096,893
Long-term Capital Gains	465,294	402,858
Total	$3,293,956	$ 2,499,751

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,556,650 and $9,106,738, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .07% of the Fund's average net assets. Under the expense contract, total expenses of the Fund are limited to an annual rate of .145% of the Fund's average net assets, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $264 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,794. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .07% of average net assets. This reimbursement will remain in place through November 30, 2019. The expense limitation prior to September 1, 2017 was .09%. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $68,654.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $86.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Strategic Advisers Small-Mid Cap Fund was the owner of record of approximately 99% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Real Estate Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Real Estate Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from February 2, 2016 (commencement of operations) to July 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 2, 2016 (commencement of operations) to July 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Actual	.07%	$1,000.00	$1,066.20	$.36
Hypothetical-C		$1,000.00	$1,024.45	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Real Estate Index Fund voted to pay on September 10, 2018, to shareholders of record at the opening of business on September 7, 2018, a distribution of $0.016 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.089 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2018, $271,247, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity SAI Real Estate Index Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) for the fund (the Amended Contract) to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company (FMR), the fund's investment adviser, to Geode by 0.10 basis points. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management and sub-advisory agreements. At its September 2017 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management and sub-advisory agreements should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes at the current management fee and expense levels in connection with the annual renewal of the management contract and sub-advisory agreements. Based on its review, the Board concluded at its September 2017 meeting that the fund's current management fee and total expenses are fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the proposed sub-advisory fee rate under the Amended Contract, the Board considered that the proposed fee rate is lower by 0.10 basis points than the current sub-advisory fee rate. The Board noted that FMR, and not the fund, pays the sub-advisory fee out of its management fee. The Board also considered that the Amended Contract would not result in any changes to the fund's management fee rate, and that the management fee rate would continue to rank below the median of its competitor funds based on the competitive mapped group data provided to the Board in connection with the annual renewal of the existing management contract. The Board also considered that FMR will retain its obligation to pay fund-level operating expenses, with certain limited exceptions, under the management contract. In addition, the Board considered that the Amended Contract would not result in any changes to FMR's current contractual obligation to limit the total net expenses of the fund.

Based on its review, the Board concluded that the management fee and the total expenses continue to be fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it previously reviewed information regarding the revenues earned, the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its September 2017 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive under the circumstances. Because the Board was approving an arrangement that would not result in any changes to the management fee rate, the Board did not consider FMR's costs of services and profitability to be significant factors in its decision to approve the Amended Contract.

Economies of Scale.  The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its September 2017 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. In connection with its approval of the Amended Contract, the Board did not consider economies of scale to be a significant factor in its decision to approve the agreement because FMR will continue to contractually limit fund expenses to a level below what they otherwise would be.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's advisory fee structures are fair and reasonable, and that the fund's Amended Contract should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SV8-ANN-0918
1.9870987.102

Fidelity® SAI U.S. Momentum Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Life of fundA
Fidelity® SAI U.S. Momentum Index Fund	22.33%	22.21%

 A From February 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Momentum Index Fund on February 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI USA Custom Momentum Composite Index performed over the same period.

Period Ending Values
$13,432	Fidelity® SAI U.S. Momentum Index Fund
$13,464	MSCI USA Custom Momentum Composite Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the fiscal year, the fund gained 22.33%, about in line with the 22.39% increase in the benchmark, the MSCI USA Custom Momentum Composite Index. Momentum and growth-oriented stocks continued to significantly outpace their value-oriented counterparts during the fiscal year. On an individual basis, aircraft manufacturer Boeing contributed, as investors anticipated improved potential for the company. Shares of Amazon.com rose as the company's results continued to outpace analysts' expectations. In the strong-performing information technology sector, NVIDIA, a leading maker of graphics-processing chips gained, as did payment-processing companies Mastercard and Visa, which continued to benefit from a combination of global trends supporting cashless payments. Microsoft also advanced notably, driven by earnings that outpaced analysts' estimates. In contrast, Charter Communications (-21%) hurt the fund, due partly to fewer residential video subscribers. Social networking company Facebook also declined notably. Its shares fell in late July after the company reported weak second-quarter earnings and forecast slowing sales growth. Other detractors included pharmaceutical company AbbVie and retail giant Walmart. Charter Communications, Facebook and Walmart were no longer fund positions as of July 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2018

% of fund's net assets
Microsoft Corp.	5.2
Amazon.com, Inc.	5.0
The Boeing Co.	4.5
MasterCard, Inc. Class A	4.2
Visa, Inc. Class A	4.1
23.0

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Information Technology	39.4
Consumer Discretionary	17.3
Financials	14.9
Industrials	11.5
Health Care	10.7

Asset Allocation (% of fund's net assets)

As of July 31, 2018 *
Stocks and Equity Futures	100.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.1)%

 * Foreign investments - 1.9%

 ** Net Other Assets (Liabilities) are not included in the pie chart.

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CONSUMER DISCRETIONARY - 17.3%
Auto Components - 0.2%
Aptiv PLC	11,368	$1,114,860
Autoliv, Inc. (a)	27,112	2,777,896
Lear Corp.	8,964	1,614,685
		5,507,441
Hotels, Restaurants & Leisure - 0.9%
Domino's Pizza, Inc.	8,769	2,303,266
Hilton Worldwide Holdings, Inc.	60,496	4,758,615
Marriott International, Inc. Class A	100,093	12,795,889
Vail Resorts, Inc.	3,286	909,795
Wynn Resorts Ltd.	3,564	594,404
Yum! Brands, Inc.	22,815	1,809,001
		23,170,970
Household Durables - 0.0%
NVR, Inc. (b)	147	405,636
Internet & Direct Marketing Retail - 8.0%
Amazon.com, Inc. (b)	70,294	124,943,367
Liberty Interactive Corp. QVC Group Series A (b)	24,563	522,946
Netflix, Inc. (b)	219,855	74,190,070
TripAdvisor, Inc. (a)(b)	13,912	806,757
		200,463,140
Media - 1.1%
Live Nation Entertainment, Inc. (b)	7,691	379,012
Sirius XM Holdings, Inc.	228,586	1,604,674
Twenty-First Century Fox, Inc.:
Class A	373,847	16,823,115
Class B	185,412	8,236,001
		27,042,802
Multiline Retail - 1.2%
Dollar General Corp.	54,912	5,389,613
Dollar Tree, Inc. (b)	12,361	1,128,312
Kohl's Corp.	73,011	5,393,323
Macy's, Inc.	50,951	2,024,283
Target Corp.	177,295	14,304,161
		28,239,692
Specialty Retail - 3.8%
AutoZone, Inc. (b)	1,572	1,109,093
Best Buy Co., Inc.	57,754	4,333,283
Home Depot, Inc.	332,185	65,613,181
L Brands, Inc. (a)	12,971	410,792
Lowe's Companies, Inc.	41,558	4,128,372
Ross Stores, Inc.	105,757	9,246,335
Tiffany & Co., Inc.	15,432	2,122,826
TJX Companies, Inc.	85,930	8,357,552
		95,321,434
Textiles, Apparel & Luxury Goods - 2.1%
lululemon athletica, Inc. (b)	42,949	5,151,733
Michael Kors Holdings Ltd. (b)	52,045	3,472,963
NIKE, Inc. Class B	393,201	30,241,089
PVH Corp.	14,274	2,191,344
Ralph Lauren Corp.	8,115	1,095,363
Tapestry, Inc.	35,618	1,678,320
Under Armour, Inc. Class C (non-vtg.) (a)(b)	27,051	506,936
VF Corp.	95,713	8,812,296
		53,150,044

TOTAL CONSUMER DISCRETIONARY		433,301,159

CONSUMER STAPLES - 1.9%
Beverages - 0.4%
Brown-Forman Corp. Class B (non-vtg.)	95,136	5,063,138
Constellation Brands, Inc. Class A (sub. vtg.)	17,224	3,621,002
		8,684,140
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	92,621	20,257,139
Sysco Corp.	33,563	2,255,769
		22,512,908
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	119,740	16,157,716

TOTAL CONSUMER STAPLES		47,354,764

ENERGY - 3.4%
Energy Equipment & Services - 0.0%
Helmerich & Payne, Inc.	15,580	955,833
Oil, Gas & Consumable Fuels - 3.4%
Anadarko Petroleum Corp.	69,537	5,086,632
Andeavor	24,146	3,623,349
Cheniere Energy, Inc. (b)	11,224	712,724
Concho Resources, Inc. (b)	15,083	2,199,856
ConocoPhillips Co.	154,163	11,125,944
Continental Resources, Inc. (b)	19,834	1,266,798
Diamondback Energy, Inc.	22,052	2,909,761
Hess Corp.	19,747	1,295,996
HollyFrontier Corp.	86,376	6,441,922
Marathon Petroleum Corp.	27,271	2,204,315
Occidental Petroleum Corp.	99,066	8,314,609
Phillips 66 Co.	93,066	11,478,760
Pioneer Natural Resources Co.	26,688	5,051,238
Valero Energy Corp.	195,383	23,123,578
		84,835,482

TOTAL ENERGY		85,791,315

FINANCIALS - 14.9%
Banks - 7.4%
Bank of America Corp.	1,820,845	56,227,694
Citizens Financial Group, Inc.	27,053	1,076,168
Comerica, Inc.	48,335	4,685,595
Fifth Third Bancorp	26,531	785,052
JPMorgan Chase & Co.	817,107	93,926,450
M&T Bank Corp.	13,794	2,391,190
PNC Financial Services Group, Inc.	72,796	10,543,045
Regions Financial Corp.	287,235	5,345,443
SunTrust Banks, Inc.	63,401	4,569,310
SVB Financial Group (b)	19,363	5,961,480
		185,511,427
Capital Markets - 4.9%
BlackRock, Inc. Class A	35,539	17,867,588
Cboe Global Markets, Inc.	4,672	453,791
Charles Schwab Corp.	253,899	12,964,083
CME Group, Inc.	129,991	20,684,168
E*TRADE Financial Corp. (b)	108,222	6,472,758
Moody's Corp.	61,895	10,591,472
Morgan Stanley	47,607	2,407,010
MSCI, Inc.	43,733	7,267,987
Northern Trust Corp.	7,580	827,888
S&P Global, Inc.	107,824	21,612,243
SEI Investments Co.	22,741	1,363,096
T. Rowe Price Group, Inc.	111,425	13,268,489
TD Ameritrade Holding Corp.	81,807	4,675,270
The NASDAQ OMX Group, Inc.	23,896	2,184,094
		122,639,937
Consumer Finance - 0.2%
Ally Financial, Inc.	15,468	413,924
American Express Co.	27,052	2,692,215
Discover Financial Services	37,302	2,663,736
		5,769,875
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (b)	165,338	32,715,430
Voya Financial, Inc.	38,396	1,939,766
		34,655,196
Insurance - 1.0%
American Financial Group, Inc.	2,824	318,237
Arthur J. Gallagher & Co.	36,526	2,606,130
FNF Group	28,641	1,159,961
Progressive Corp.	266,144	15,971,301
Reinsurance Group of America, Inc.	5,264	744,856
XL Group Ltd.	78,342	4,405,171
		25,205,656

TOTAL FINANCIALS		373,782,091

HEALTH CARE - 10.7%
Biotechnology - 1.7%
AbbVie, Inc.	461,791	42,590,984
Health Care Equipment & Supplies - 4.6%
Abbott Laboratories	509,989	33,424,679
Abiomed, Inc. (b)	14,779	5,239,599
Align Technology, Inc. (b)	41,093	14,655,818
Baxter International, Inc.	20,793	1,506,453
Boston Scientific Corp. (b)	99,151	3,332,465
Danaher Corp.	50,055	5,134,642
Edwards Lifesciences Corp. (b)	24,540	3,495,723
IDEXX Laboratories, Inc. (b)	11,804	2,891,154
Intuitive Surgical, Inc. (b)	51,658	26,252,079
ResMed, Inc.	27,058	2,862,195
Stryker Corp.	78,842	12,870,957
Teleflex, Inc.	10,238	2,792,005
Varian Medical Systems, Inc. (b)	9,514	1,098,391
		115,556,160
Health Care Providers & Services - 3.3%
Aetna, Inc.	13,772	2,594,507
Anthem, Inc.	63,540	16,075,620
Centene Corp. (b)	25,451	3,317,029
HCA Holdings, Inc.	74,174	9,214,636
Laboratory Corp. of America Holdings (b)	5,745	1,007,328
UnitedHealth Group, Inc.	197,479	50,005,632
		82,214,752
Health Care Technology - 0.0%
Veeva Systems, Inc. Class A (b)	12,121	916,711
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (b)	9,579	3,107,044
Thermo Fisher Scientific, Inc.	17,746	4,161,969
		7,269,013
Pharmaceuticals - 0.8%
Nektar Therapeutics (b)	35,738	1,879,819
Zoetis, Inc. Class A	218,280	18,876,854
		20,756,673

TOTAL HEALTH CARE		269,304,293

INDUSTRIALS - 11.5%
Aerospace & Defense - 6.9%
Harris Corp.	42,672	7,038,746
Huntington Ingalls Industries, Inc.	1,771	412,732
L3 Technologies, Inc.	3,201	686,422
Lockheed Martin Corp.	37,212	12,134,833
Northrop Grumman Corp.	55,195	16,585,546
Raytheon Co.	84,731	16,779,280
Rockwell Collins, Inc.	7,350	1,021,577
Spirit AeroSystems Holdings, Inc. Class A	28,794	2,685,041
Textron, Inc.	31,468	2,148,320
The Boeing Co.	315,017	112,240,557
TransDigm Group, Inc.	6,281	2,358,767
		174,091,821
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	37,567	3,464,804
Expeditors International of Washington, Inc.	21,962	1,672,846
XPO Logistics, Inc. (b)	16,821	1,677,390
		6,815,040
Building Products - 0.1%
A.O. Smith Corp.	4,842	288,244
Lennox International, Inc.	3,524	764,990
		1,053,234
Commercial Services & Supplies - 0.6%
Cintas Corp.	36,340	7,430,803
Copart, Inc. (b)	64,310	3,690,751
Rollins, Inc.	18,705	1,027,653
Waste Management, Inc.	32,844	2,955,960
		15,105,167
Construction & Engineering - 0.1%
Fluor Corp.	25,781	1,321,276
Electrical Equipment - 0.1%
AMETEK, Inc.	37,973	2,954,299
Industrial Conglomerates - 0.5%
3M Co.	26,824	5,695,272
Roper Technologies, Inc.	24,525	7,404,098
		13,099,370
Machinery - 1.6%
Caterpillar, Inc.	166,440	23,934,072
Deere & Co.	51,048	7,391,240
IDEX Corp.	20,221	3,105,541
Illinois Tool Works, Inc.	14,349	2,056,642
Xylem, Inc.	55,407	4,241,960
		40,729,455
Professional Services - 0.7%
CoStar Group, Inc. (b)	15,436	6,419,061
TransUnion Holding Co., Inc.	74,802	5,415,665
Verisk Analytics, Inc. (b)	58,098	6,426,801
		18,261,527
Road & Rail - 0.2%
J.B. Hunt Transport Services, Inc.	8,776	1,052,242
Knight-Swift Transportation Holdings, Inc. Class A	5,727	186,414
Old Dominion Freight Lines, Inc.	25,758	3,781,274
		5,019,930
Trading Companies & Distributors - 0.4%
Fastenal Co.	26,439	1,505,172
United Rentals, Inc. (b)	7,862	1,169,866
W.W. Grainger, Inc.	23,768	8,237,038
		10,912,076

TOTAL INDUSTRIALS		289,363,195

INFORMATION TECHNOLOGY - 39.4%
Communications Equipment - 3.8%
Arista Networks, Inc. (b)	20,253	5,179,300
Cisco Systems, Inc.	1,871,456	79,143,874
F5 Networks, Inc. (b)	13,378	2,292,722
Motorola Solutions, Inc.	40,444	4,905,857
Palo Alto Networks, Inc. (b)	20,183	4,001,482
		95,523,235
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	14,675	1,372,259
FLIR Systems, Inc.	49,953	2,927,246
IPG Photonics Corp. (b)	13,907	2,281,304
Keysight Technologies, Inc. (b)	31,130	1,805,540
TE Connectivity Ltd.	64,589	6,043,593
		14,429,942
Internet Software & Services - 1.1%
Akamai Technologies, Inc. (b)	48,727	3,667,194
GoDaddy, Inc. (b)	39,291	2,892,603
IAC/InterActiveCorp (b)	32,048	4,719,068
MercadoLibre, Inc.	10,278	3,524,429
Twitter, Inc. (b)	302,687	9,646,635
VeriSign, Inc. (b)	15,993	2,322,663
Zillow Group, Inc. Class C (a)(b)	23,512	1,309,618
		28,082,210
IT Services - 12.8%
Accenture PLC Class A	192,648	30,694,606
Automatic Data Processing, Inc.	28,179	3,803,883
Broadridge Financial Solutions, Inc.	62,635	7,076,502
Cognizant Technology Solutions Corp. Class A	25,486	2,077,109
DXC Technology Co.	11,984	1,015,524
Fiserv, Inc. (b)	87,668	6,617,181
FleetCor Technologies, Inc. (b)	26,697	5,793,249
Global Payments, Inc.	23,067	2,596,652
Jack Henry & Associates, Inc.	20,694	2,787,482
MasterCard, Inc. Class A	527,605	104,465,790
PayPal Holdings, Inc. (b)	411,475	33,798,557
Square, Inc. (b)	181,553	11,737,401
Total System Services, Inc.	65,953	6,037,338
Visa, Inc. Class A	750,625	102,640,463
Worldpay, Inc. (b)	14,289	1,174,413
		322,316,150
Semiconductors & Semiconductor Equipment - 8.5%
Applied Materials, Inc.	143,520	6,979,378
Intel Corp.	1,829,503	87,999,094
Lam Research Corp.	7,506	1,430,944
Marvell Technology Group Ltd.	18,267	389,270
Maxim Integrated Products, Inc.	73,706	4,506,385
Micron Technology, Inc. (b)	396,832	20,948,761
NVIDIA Corp.	220,827	54,071,699
ON Semiconductor Corp. (b)	25,263	557,049
Texas Instruments, Inc.	326,225	36,315,367
		213,197,947
Software - 11.9%
Activision Blizzard, Inc.	33,761	2,478,733
Adobe Systems, Inc. (b)	277,912	67,999,508
ANSYS, Inc. (b)	33,186	5,604,452
Citrix Systems, Inc. (b)	25,579	2,812,923
Electronic Arts, Inc. (b)	21,547	2,774,176
Fortinet, Inc. (b)	43,585	2,741,932
Intuit, Inc.	77,161	15,759,363
Microsoft Corp.	1,220,703	129,492,169
Red Hat, Inc. (b)	86,719	12,247,324
Salesforce.com, Inc. (b)	229,057	31,415,168
ServiceNow, Inc. (b)	76,583	13,475,545
Splunk, Inc. (b)	39,347	3,781,247
SS&C Technologies Holdings, Inc.	74,035	3,929,037
Take-Two Interactive Software, Inc. (b)	14,856	1,679,025
VMware, Inc. Class A (a)(b)	14,133	2,043,490
		298,234,092
Technology Hardware, Storage & Peripherals - 0.7%
Hewlett Packard Enterprise Co.	316,307	4,883,780
NetApp, Inc.	122,773	9,517,363
Seagate Technology LLC	84,057	4,423,079
		18,824,222

TOTAL INFORMATION TECHNOLOGY		990,607,798

MATERIALS - 0.2%
Chemicals - 0.1%
CF Industries Holdings, Inc.	9,876	438,692
Praxair, Inc.	12,078	2,023,065
Westlake Chemical Corp.	6,300	675,486
		3,137,243
Containers & Packaging - 0.1%
Avery Dennison Corp.	14,864	1,704,604
Metals & Mining - 0.0%
Steel Dynamics, Inc.	23,913	1,126,063

TOTAL MATERIALS		5,967,910

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.0%
SBA Communications Corp. Class A (b)	6,042	956,147
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (b)	93,773	4,669,895
Jones Lang LaSalle, Inc.	8,237	1,408,609
		6,078,504

TOTAL REAL ESTATE		7,034,651

UTILITIES - 0.3%
Electric Utilities - 0.3%
NextEra Energy, Inc.	24,047	4,028,834
Vistra Energy Corp. (b)	93,952	2,123,315
		6,152,149
TOTAL COMMON STOCKS
(Cost $2,234,160,017)		2,508,659,325
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 2.07% 1/3/19 (c)
(Cost $237,880)	240,000	237,825
	Shares	Value

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 1.96% (d)	6,676,364	$6,677,699
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	3,577,858	3,578,215
TOTAL MONEY MARKET FUNDS
(Cost $10,255,914)		10,255,914
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $2,244,653,811)		2,519,153,064
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(6,406,552)
NET ASSETS - 100%		$2,512,746,512

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	34	Sept. 2018	$4,789,070	$143,267	$143,267

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $237,825.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$187,139
Fidelity Securities Lending Cash Central Fund	37,872
Total	$225,011

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$433,301,159	$433,301,159	$--	$--
Consumer Staples	47,354,764	47,354,764	--	--
Energy	85,791,315	85,791,315	--	--
Financials	373,782,091	373,782,091	--	--
Health Care	269,304,293	269,304,293	--	--
Industrials	289,363,195	289,363,195	--	--
Information Technology	990,607,798	990,607,798	--	--
Materials	5,967,910	5,967,910	--	--
Real Estate	7,034,651	7,034,651	--	--
Utilities	6,152,149	6,152,149	--	--
U.S. Government and Government Agency Obligations	237,825	--	237,825	--
Money Market Funds	10,255,914	10,255,914	--	--
Total Investments in Securities:	$2,519,153,064	$2,518,915,239	$237,825	$--
Derivative Instruments:
Assets
Futures Contracts	$143,267	$143,267	$--	$--
Total Assets	$143,267	$143,267	$--	$--
Total Derivative Instruments:	$143,267	$143,267	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$143,267	$0
Total Equity Risk	143,267	0
Total Value of Derivatives	$143,267	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $3,518,707) — See accompanying schedule: Unaffiliated issuers (cost $2,234,397,897)	$2,508,897,150
Fidelity Central Funds (cost $10,255,914)	10,255,914
Total Investment in Securities (cost $2,244,653,811)		$2,519,153,064
Segregated cash with brokers for derivative instruments		78,586
Receivable for investments sold		149,918,217
Receivable for fund shares sold		1,236,469
Dividends receivable		1,430,371
Distributions receivable from Fidelity Central Funds		30,613
Receivable for daily variation margin on futures contracts		41,701
Prepaid expenses		6,073
Receivable from investment adviser for expense reductions		152,427
Total assets		2,672,047,521
Liabilities
Payable for investments purchased	$154,620,461
Payable for fund shares redeemed	466,468
Accrued management fee	190,892
Other affiliated payables	190,267
Other payables and accrued expenses	253,426
Collateral on securities loaned	3,579,495
Total liabilities		159,301,009
Net Assets		$2,512,746,512
Net Assets consist of:
Paid in capital		$2,183,579,164
Undistributed net investment income		10,614,230
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		43,910,598
Net unrealized appreciation (depreciation) on investments		274,642,520
Net Assets, for 188,833,628 shares outstanding		$2,512,746,512
Net Asset Value, offering price and redemption price per share ($2,512,746,512 ÷ 188,833,628 shares)		$13.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$22,955,920
Interest		1,903
Income from Fidelity Central Funds		225,011
Total income		23,182,834
Expenses
Management fee	$1,729,078
Transfer agent fees	1,296,809
Accounting and security lending fees	449,862
Custodian fees and expenses	65,200
Independent trustees' fees and expenses	6,437
Registration fees	283,258
Audit	55,621
Legal	2,684
Interest	2,789
Miscellaneous	7,419
Total expenses before reductions	3,899,157
Expense reductions	(1,304,220)
Total expenses after reductions		2,594,937
Net investment income (loss)		20,587,897
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	62,951,012
Fidelity Central Funds	(1,279)
Foreign currency transactions	4
Futures contracts	577,514
Total net realized gain (loss)		63,527,251
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	238,838,511
Futures contracts	112,465
Total change in net unrealized appreciation (depreciation)		238,950,976
Net gain (loss)		302,478,227
Net increase (decrease) in net assets resulting from operations		$323,066,124

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	For the period February 9, 2017 (commencement of operations) to July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,587,897	$1,910,346
Net realized gain (loss)	63,527,251	352,894
Change in net unrealized appreciation (depreciation)	238,950,976	35,691,544
Net increase (decrease) in net assets resulting from operations	323,066,124	37,954,784
Distributions to shareholders from net investment income	(9,140,729)	–
Distributions to shareholders from net realized gain	(5,788,789)	–
Total distributions	(14,929,518)	–
Share transactions
Proceeds from sales of shares	2,419,094,288	722,160,413
Reinvestment of distributions	4,036,858	–
Cost of shares redeemed	(962,697,840)	(15,938,597)
Net increase (decrease) in net assets resulting from share transactions	1,460,433,306	706,221,816
Total increase (decrease) in net assets	1,768,569,912	744,176,600
Net Assets
Beginning of period	744,176,600	–
End of period	$2,512,746,512	$744,176,600
Other Information
Undistributed net investment income end of period	$10,614,230	$1,892,926
Shares
Sold	197,459,770	69,258,564
Issued in reinvestment of distributions	339,178	–
Redeemed	(76,713,283)	(1,510,601)
Net increase (decrease)	121,085,665	67,747,963

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Momentum Index Fund

Years ended July 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.98	$10.00
Income from Investment Operations
Net investment income (loss)B	.15	.07
Net realized and unrealized gain (loss)	2.29	.91
Total from investment operations	2.44	.98
Distributions from net investment income	(.06)	–
Distributions from net realized gain	(.04)	–
Total distributions	(.11)C	–
Net asset value, end of period	$13.31	$10.98
Total ReturnD,E	22.33%	9.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	.23%	.35%H
Expenses net of fee waivers, if any	.15%	.15%H
Expenses net of all reductions	.15%	.15%H
Net investment income (loss)	1.19%	1.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,512,747	$744,177
Portfolio turnover rateI	153%	47%J

 A For the period February 9, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.11 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.043 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity SAI U.S. Momentum Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$292,840,520
Gross unrealized depreciation	(30,399,586)
Net unrealized appreciation (depreciation)	$262,440,934
Tax Cost	$2,256,712,130

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$64,348,765
Undistributed long-term capital gain	$2,377,649
Net unrealized appreciation (depreciation) on securities and other investments	$262,440,934

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$14,667,644	$–
Long-term Capital Gains	261,874	–
Total	$14,929,518	$–

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $4,109,108,992 and $2,642,957,405, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$14,987,800	1.34%	$2,789

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,276 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $37,872. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .15% of average net assets. This reimbursement will remain in place through November 30, 2019. Some expenses, for example the compensation of the independent Trustees and certain miscellaneous expenses, proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $1,304,104.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $116.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Core Fund and Strategic Advisers Fidelity U.S. Total Stock Fund were the owners of record of approximately 10% and 34%, respectively, of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Momentum Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Momentum Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from February 9, 2017 (commencement of operations) to July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from February 9, 2017 (commencement of operations) to July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Actual	.15%	$1,000.00	$1,011.40	$.75
Hypothetical-C		$1,000.00	$1,024.05	$.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S Momentum Index Fund voted to pay on September 17, 2018, to shareholders of record at the opening of business on September 14, 2018, a distribution of $0.302 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.057 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $2,602,187, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 50% and 64% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 49% and 69% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SY1-ANN-0918
1.9878817.101

Fidelity® SAI U.S. Value Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® SAI U.S. Value Index Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Value Index Fund on December 19, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity® U.S. Value Focus Index performed over the same period.

Period Ending Values
$10,367	Fidelity® SAI U.S. Value Index Fund
$10,382	Fidelity® U.S. Value Focus Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  Since inception on December 19, 2017, through July 31, 2018, the fund gained 3.67%, roughly in line with the 3.82% return of its benchmark, the Fidelity U.S. Value Focus Index. Value stocks continued to significantly trail their growth-oriented counterparts this period. On an individual basis, Cisco Systems was a top contributor, as the maker of network-communications equipment reported favorable financial results. Other notable contributors from the information technology sector included semiconductor makers Micron Technology and Intel, both of which benefited from growing demand for chips. Elsewhere, rising oil prices for much of the period boosted the shares of many energy companies, including ConocoPhillips and Valero Energy. Telecommunication services company Verizon Communications also contributed, even as a chief competitor, AT&T, was a detractor this period, reflecting weak financial results and uncertainty related to the company's pending merger with Time Warner. A disappointing profit outlook and expectations for a delayed business turnaround at Ford Motor weighed on the automaker's shares. Processed-foods producer Tyson Foods saw its stock decline because investors worried about China's new retaliatory tariffs on U.S. agriculture and food producers. Also detracting was Synchrony Financial. In July, this provider of private-label credit cards announced the end of its partnership with retail giant Walmart.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2018

% of fund's net assets
Bank of America Corp.	4.1
Comcast Corp. Class A	3.7
Verizon Communications, Inc.	3.7
AT&T, Inc.	3.7
IBM Corp.	3.2
18.4

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Financials	19.3
Information Technology	17.1
Health Care	15.7
Consumer Discretionary	15.2
Telecommunication Services	8.0

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks and Equity Futures	100.0%

 * Foreign investments - 7.8%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 15.2%
Auto Components - 1.1%
Adient PLC	46,999	$2,238,562
BorgWarner, Inc.	99,412	4,574,940
Delphi Technologies PLC	44,691	2,018,692
Gentex Corp.	137,847	3,198,050
Lear Corp.	33,426	6,021,025
The Goodyear Tire & Rubber Co.	120,720	2,922,631
		20,973,900
Automobiles - 2.6%
Ford Motor Co.	1,971,478	19,793,639
General Motors Co.	638,887	24,220,206
Harley-Davidson, Inc.	83,778	3,593,238
Thor Industries, Inc.	24,668	2,339,760
		49,946,843
Diversified Consumer Services - 0.1%
H&R Block, Inc.	105,304	2,649,449
Hotels, Restaurants & Leisure - 0.9%
Norwegian Cruise Line Holdings Ltd. (a)	104,134	5,209,824
Royal Caribbean Cruises Ltd.	85,322	9,620,909
Wyndham Destinations, Inc.	50,227	2,316,469
		17,147,202
Household Durables - 1.6%
D.R. Horton, Inc.	173,028	7,561,324
Lennar Corp. Class A	144,156	7,535,034
Newell Brands, Inc.	244,637	6,407,043
PulteGroup, Inc.	132,224	3,767,062
Toll Brothers, Inc.	71,072	2,505,999
Whirlpool Corp.	32,503	4,261,143
		32,037,605
Internet & Direct Marketing Retail - 0.2%
Liberty Interactive Corp. QVC Group Series A (a)	225,811	4,807,516
Media - 5.3%
Comcast Corp. Class A	2,049,161	73,318,981
Discovery Communications, Inc. Class A (a)(b)	237,779	6,320,166
DISH Network Corp. Class A (a)	115,242	3,637,038
Lions Gate Entertainment Corp. Class A	85,609	2,041,775
News Corp. Class A	255,101	3,844,372
Nexstar Broadcasting Group, Inc. Class A	23,021	1,713,913
Omnicom Group, Inc.	114,497	7,880,829
Viacom, Inc. Class B (non-vtg.)	182,814	5,310,747
		104,067,821
Multiline Retail - 1.9%
Kohl's Corp.	84,750	6,260,483
Macy's, Inc.	154,319	6,131,094
Nordstrom, Inc.	59,125	3,098,741
Target Corp.	268,517	21,663,952
		37,154,270
Specialty Retail - 1.0%
Best Buy Co., Inc.	123,538	9,269,056
Foot Locker, Inc.	59,455	2,901,999
Gap, Inc.	109,221	3,295,198
Signet Jewelers Ltd.	29,701	1,714,936
Williams-Sonoma, Inc. (b)	38,539	2,254,146
		19,435,335
Textiles, Apparel & Luxury Goods - 0.5%
Michael Kors Holdings Ltd. (a)	75,507	5,038,582
Ralph Lauren Corp.	28,024	3,782,680
		8,821,262

TOTAL CONSUMER DISCRETIONARY		297,041,203

CONSUMER STAPLES - 3.4%
Beverages - 0.3%
Molson Coors Brewing Co. Class B	93,218	6,245,606
Food & Staples Retailing - 2.1%
Kroger Co.	409,398	11,872,542
Walgreens Boots Alliance, Inc.	429,520	29,044,142
		40,916,684
Food Products - 1.0%
Nomad Foods Ltd. (a)	87,583	1,664,077
Post Holdings, Inc. (a)	33,736	2,920,188
The J.M. Smucker Co.	57,227	6,359,064
Tyson Foods, Inc. Class A	149,900	8,641,735
		19,585,064

TOTAL CONSUMER STAPLES		66,747,354

ENERGY - 6.5%
Energy Equipment & Services - 0.4%
TechnipFMC PLC	218,637	7,116,634
Oil, Gas & Consumable Fuels - 6.1%
Antero Resources Corp. (a)	108,522	2,229,042
ConocoPhillips Co.	589,289	42,528,987
HollyFrontier Corp.	88,918	6,631,504
Kinder Morgan, Inc.	955,592	16,990,426
Marathon Petroleum Corp.	232,624	18,802,998
Murphy Oil Corp.	81,874	2,723,129
PBF Energy, Inc. Class A	56,492	2,638,176
Peabody Energy Corp.	51,169	2,174,171
Valero Energy Corp.	217,032	25,685,737
		120,404,170

TOTAL ENERGY		127,520,804

FINANCIALS - 19.3%
Banks - 6.2%
Bank of America Corp.	2,599,670	80,277,814
BankUnited, Inc.	53,391	2,074,774
Citizens Financial Group, Inc.	244,218	9,714,992
Fifth Third Bancorp	345,368	10,219,439
FNB Corp., Pennsylvania	163,014	2,091,470
Wells Fargo & Co.	301,535	17,274,940
		121,653,429
Capital Markets - 2.4%
Affiliated Managers Group, Inc.	27,340	4,374,673
Invesco Ltd.	206,965	5,585,985
Janus Henderson Group PLC	90,792	2,955,280
Morgan Stanley	686,463	34,707,569
		47,623,507
Consumer Finance - 2.8%
Ally Financial, Inc.	216,659	5,797,795
Capital One Financial Corp.	244,989	23,107,362
Discover Financial Services	175,793	12,553,378
Navient Corp.	133,193	1,759,480
Synchrony Financial	357,347	10,341,622
		53,559,637
Insurance - 6.5%
AFLAC, Inc.	389,887	18,145,341
Allstate Corp.	177,022	16,838,333
Assurant, Inc.	26,676	2,942,363
Assured Guaranty Ltd.	56,559	2,201,276
Athene Holding Ltd. (a)	63,839	2,928,295
CNO Financial Group, Inc.	84,240	1,714,284
Lincoln National Corp.	110,178	7,503,122
Loews Corp.	131,944	6,700,116
MetLife, Inc.	511,953	23,416,730
Old Republic International Corp.	126,250	2,690,388
Principal Financial Group, Inc.	134,180	7,793,174
Prudential Financial, Inc.	211,532	21,345,694
Reinsurance Group of America, Inc.	32,514	4,600,731
Torchmark Corp.	53,159	4,681,713
Unum Group	111,341	4,423,578
		127,925,138
Mortgage Real Estate Investment Trusts - 1.0%
AGNC Investment Corp.	212,142	4,130,405
Annaly Capital Management, Inc.	584,484	6,265,668
Blackstone Mortgage Trust, Inc.	54,564	1,808,251
Chimera Investment Corp.	94,113	1,797,558
New Residential Investment Corp.	169,197	3,026,934
Starwood Property Trust, Inc.	131,873	3,011,979
		20,040,795
Thrifts & Mortgage Finance - 0.4%
MGIC Investment Corp. (a)	186,922	2,332,787
New York Community Bancorp, Inc.	246,845	2,658,521
Radian Group, Inc.	108,032	2,068,813
		7,060,121

TOTAL FINANCIALS		377,862,627

HEALTH CARE - 15.7%
Biotechnology - 5.2%
Amgen, Inc.	79,190	15,564,795
Celgene Corp. (a)	355,986	32,070,779
Gilead Sciences, Inc.	654,843	50,966,431
United Therapeutics Corp. (a)	21,918	2,693,941
		101,295,946
Health Care Providers & Services - 8.4%
Anthem, Inc.	128,525	32,516,825
Cardinal Health, Inc.	156,496	7,816,975
Cigna Corp.	122,520	21,982,538
CVS Health Corp.	512,012	33,209,098
Envision Healthcare Corp. (a)	60,971	2,698,576
Express Scripts Holding Co. (a)	282,901	22,479,313
Humana, Inc.	69,342	21,785,870
McKesson Corp.	101,765	12,781,684
MEDNAX, Inc. (a)	47,565	2,035,306
Molina Healthcare, Inc. (a)(b)	23,908	2,488,584
Universal Health Services, Inc. Class B	43,905	5,360,801
		165,155,570
Pharmaceuticals - 2.1%
Allergan PLC	170,764	31,435,945
Mylan NV (a)	259,624	9,686,571
		41,122,516

TOTAL HEALTH CARE		307,574,032

INDUSTRIALS - 7.4%
Airlines - 2.5%
Alaska Air Group, Inc.	62,044	3,898,225
Delta Air Lines, Inc.	325,054	17,689,439
JetBlue Airways Corp. (a)	159,312	2,867,616
Southwest Airlines Co.	268,675	15,626,138
United Continental Holdings, Inc. (a)	118,703	9,543,721
		49,625,139
Building Products - 1.1%
Johnson Controls International PLC	466,512	17,498,865
Owens Corning	55,723	3,467,085
		20,965,950
Commercial Services & Supplies - 0.2%
Stericycle, Inc. (a)	43,076	3,009,289
Construction & Engineering - 0.5%
AECOM (a)	80,702	2,708,359
Jacobs Engineering Group, Inc.	60,667	4,102,909
Quanta Services, Inc. (a)	75,307	2,565,709
		9,376,977
Electrical Equipment - 0.2%
Acuity Brands, Inc.	20,637	2,869,162
Regal Beloit Corp.	22,138	1,902,761
		4,771,923
Machinery - 1.6%
AGCO Corp.	33,231	2,094,218
Allison Transmission Holdings, Inc.	65,710	3,088,370
Cummins, Inc.	78,027	11,143,036
PACCAR, Inc.	177,242	11,648,344
Pentair PLC	81,711	3,648,396
		31,622,364
Professional Services - 0.4%
Manpower, Inc.	33,136	3,090,263
Nielsen Holdings PLC	168,697	3,974,501
		7,064,764
Road & Rail - 0.2%
Genesee & Wyoming, Inc. Class A (a)	30,277	2,603,822
Ryder System, Inc.	26,726	2,092,646
		4,696,468
Trading Companies & Distributors - 0.6%
AerCap Holdings NV (a)	61,480	3,450,872
Air Lease Corp. Class A	48,680	2,139,973
United Rentals, Inc. (a)	42,119	6,267,307
		11,858,152
Transportation Infrastructure - 0.1%
Macquarie Infrastructure Co. LLC	40,258	1,828,116

TOTAL INDUSTRIALS		144,819,142

INFORMATION TECHNOLOGY - 17.1%
Communications Equipment - 0.3%
Arris International PLC (a)	88,132	2,226,214
Juniper Networks, Inc.	175,919	4,633,706
		6,859,920
Electronic Equipment & Components - 1.1%
Arrow Electronics, Inc. (a)	44,104	3,344,847
Avnet, Inc.	59,387	2,604,120
Coherent, Inc. (a)	12,520	1,978,911
Dell Technologies, Inc. (a)	100,404	9,289,378
Jabil, Inc.	86,225	2,428,958
Vishay Intertechnology, Inc.	66,503	1,662,575
		21,308,789
Internet Software & Services - 0.1%
SINA Corp. (a)	29,859	2,403,052
IT Services - 4.7%
Alliance Data Systems Corp.	24,279	5,459,862
Conduent, Inc. (a)	99,603	1,788,870
DXC Technology Co.	143,438	12,154,936
First Data Corp. Class A (a)	224,831	5,229,569
IBM Corp.	429,943	62,311,639
The Western Union Co.	232,141	4,679,963
		91,624,839
Semiconductors & Semiconductor Equipment - 7.1%
Applied Materials, Inc.	507,699	24,689,402
First Solar, Inc. (a)	41,132	2,153,260
Intel Corp.	1,215,018	58,442,366
Lam Research Corp.	82,624	15,751,439
Micron Technology, Inc. (a)	584,086	30,833,900
MKS Instruments, Inc.	24,442	2,304,881
ON Semiconductor Corp. (a)	196,330	4,329,077
		138,504,325
Software - 0.6%
CA Technologies, Inc.	157,401	6,958,698
VMware, Inc. Class A (a)	29,520	4,268,297
		11,226,995
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	46,572	8,862,186
Hewlett Packard Enterprise Co.	769,109	11,875,043
HP, Inc.	826,721	19,080,721
NCR Corp. (a)	59,548	1,662,580
Seagate Technology LLC	144,584	7,608,010
Western Digital Corp.	150,715	10,572,657
Xerox Corp.	107,684	2,796,553
		62,457,750

TOTAL INFORMATION TECHNOLOGY		334,385,670

MATERIALS - 4.7%
Chemicals - 2.2%
Eastman Chemical Co.	71,931	7,453,490
Huntsman Corp.	105,946	3,552,369
LyondellBasell Industries NV Class A	161,924	17,939,560
Olin Corp.	84,168	2,483,798
The Chemours Co. LLC	89,554	4,102,469
The Mosaic Co.	176,679	5,319,805
Westlake Chemical Corp.	18,265	1,958,373
		42,809,864
Containers & Packaging - 0.5%
Berry Global Group, Inc. (a)	66,293	3,238,413
WestRock Co.	129,184	7,490,088
		10,728,501
Metals & Mining - 1.9%
Alcoa Corp.(a)	87,285	3,776,822
Freeport-McMoRan, Inc.	678,600	11,196,900
Nucor Corp.	154,448	10,337,205
Reliance Steel & Aluminum Co.	36,411	3,284,272
Steel Dynamics, Inc.	118,875	5,597,824
United States Steel Corp.	88,991	3,241,942
		37,434,965
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	73,076	1,967,206

TOTAL MATERIALS		92,940,536

TELECOMMUNICATION SERVICES - 8.0%
Diversified Telecommunication Services - 7.9%
AT&T, Inc.	2,268,611	72,527,494
CenturyLink, Inc.	494,498	9,281,727
Verizon Communications, Inc.	1,407,352	72,675,657
		154,484,878
Wireless Telecommunication Services - 0.1%
Sprint Corp. (a)(b)	342,858	1,861,719

TOTAL TELECOMMUNICATION SERVICES		156,346,597

UTILITIES - 2.3%
Electric Utilities - 2.0%
Exelon Corp.	486,263	20,666,178
PG&E Corp.	260,113	11,205,668
Portland General Electric Co.	44,907	2,036,982
Vistra Energy Corp. (a)	186,897	4,223,872
		38,132,700
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.	332,923	4,447,851
Multi-Utilities - 0.1%
SCANA Corp.	71,793	2,871,002

TOTAL UTILITIES		45,451,553

TOTAL COMMON STOCKS
(Cost $1,942,120,350)		1,950,689,518
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 2.07% 1/3/19 (c)
(Cost $198,233)	200,000	198,187
	Shares	Value

Money Market Funds - 0.7%
Fidelity Cash Central Fund, 1.96% (d)	3,014,532	$3,015,135
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	10,509,575	10,510,626
TOTAL MONEY MARKET FUNDS
(Cost $13,525,771)		13,525,761
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $1,955,844,354)		1,964,413,466
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(6,256,918)
NET ASSETS - 100%		$1,958,156,548

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	54	Sept. 2018	$7,606,170	$81,022	$81,022

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $198,187.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$124,537
Fidelity Securities Lending Cash Central Fund	16,993
Total	$141,530

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$297,041,203	$297,041,203	$--	$--
Consumer Staples	66,747,354	66,747,354	--	--
Energy	127,520,804	127,520,804	--	--
Financials	377,862,627	377,862,627	--	--
Health Care	307,574,032	307,574,032	--	--
Industrials	144,819,142	144,819,142	--	--
Information Technology	334,385,670	334,385,670	--	--
Materials	92,940,536	92,940,536	--	--
Telecommunication Services	156,346,597	156,346,597	--	--
Utilities	45,451,553	45,451,553	--	--
U.S. Government and Government Agency Obligations	198,187	--	198,187	--
Money Market Funds	13,525,761	13,525,761	--	--
Total Investments in Securities:	$1,964,413,466	$1,964,215,279	$198,187	$--
Derivative Instruments:
Assets
Futures Contracts	$81,022	$81,022	$--	$--
Total Assets	$81,022	$81,022	$--	$--
Total Derivative Instruments:	$81,022	$81,022	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$81,022	$0
Total Equity Risk	81,022	0
Total Value of Derivatives	$81,022	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $10,337,154) — See accompanying schedule: Unaffiliated issuers (cost $1,942,318,583)	$1,950,887,705
Fidelity Central Funds (cost $13,525,771)	13,525,761
Total Investment in Securities (cost $1,955,844,354)		$1,964,413,466
Segregated cash with brokers for derivative instruments		73,022
Receivable for fund shares sold		1,172,023
Dividends receivable		3,980,139
Distributions receivable from Fidelity Central Funds		10,118
Receivable for daily variation margin on futures contracts		33,472
Prepaid expenses		14,901
Receivable from investment adviser for expense reductions		87,457
Total assets		1,969,784,598
Liabilities
Payable for fund shares redeemed	$484,589
Accrued management fee	160,517
Other affiliated payables	161,198
Other payables and accrued expenses	311,311
Collateral on securities loaned	10,510,435
Total liabilities		11,628,050
Net Assets		$1,958,156,548
Net Assets consist of:
Paid in capital		$1,941,973,582
Undistributed net investment income		17,155,588
Accumulated undistributed net realized gain (loss) on investments		(9,622,756)
Net unrealized appreciation (depreciation) on investments		8,650,134
Net Assets, for 188,925,397 shares outstanding		$1,958,156,548
Net Asset Value, offering price and redemption price per share ($1,958,156,548 ÷ 188,925,397 shares)		$10.36

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period December 19, 2017 (commencement of operations) to July 31, 2018
Investment Income
Dividends		$20,554,877
Interest		1,098
Income from Fidelity Central Funds		141,530
Total income		20,697,505
Expenses
Management fee	$877,073
Transfer agent fees	657,805
Accounting and security lending fees	235,088
Custodian fees and expenses	43,758
Independent trustees' fees and expenses	2,781
Registration fees	646,918
Audit	39,889
Legal	257
Interest	5,178
Miscellaneous	1,612
Total expenses before reductions	2,510,359
Expense reductions	(1,192,350)
Total expenses after reductions		1,318,009
Net investment income (loss)		19,379,496
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,792,329)
Fidelity Central Funds	201
Futures contracts	(155,406)
Total net realized gain (loss)		(7,947,534)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	8,569,122
Fidelity Central Funds	(10)
Futures contracts	81,022
Total change in net unrealized appreciation (depreciation)		8,650,134
Net gain (loss)		702,600
Net increase (decrease) in net assets resulting from operations		$20,082,096

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period December 19, 2017 (commencement of operations) to July 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,379,496
Net realized gain (loss)	(7,947,534)
Change in net unrealized appreciation (depreciation)	8,650,134
Net increase (decrease) in net assets resulting from operations	20,082,096
Distributions to shareholders from net investment income	(700)
Share transactions
Proceeds from sales of shares	2,468,109,589
Reinvestment of distributions	700
Cost of shares redeemed	(530,035,137)
Net increase (decrease) in net assets resulting from share transactions	1,938,075,152
Total increase (decrease) in net assets	1,958,156,548
Net Assets
Beginning of period	–
End of period	$1,958,156,548
Other Information
Undistributed net investment income end of period	$17,155,588
Shares
Sold	241,696,338
Issued in reinvestment of distributions	70
Redeemed	(52,771,011)
Net increase (decrease)	188,925,397

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Value Index Fund

Years ended July 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.14
Net realized and unrealized gain (loss)	.23
Total from investment operations	.37
Distributions from net investment income	(.01)
Total distributions	(.01)
Net asset value, end of period	$10.36
Total ReturnC,D	3.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	.28%G
Expenses net of fee waivers, if any	.15%G
Expenses net of all reductions	.15%G
Net investment income (loss)	2.20%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,958,157
Portfolio turnover rateH	113%G

 A For the period December 19, 2017 (commencement of operations) to July 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity SAI U.S. Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$84,371,844
Gross unrealized depreciation	(98,271,290)
Net unrealized appreciation (depreciation)	$(13,899,446)
Tax Cost	$1,978,312,912

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$30,082,413
Net unrealized appreciation (depreciation) on securities and other investments	$(13,899,446)

Due to large subscriptions in January 2018, a portion of the fund's unrealized losses/depreciation may be subject to limitation if realized in the fiscal year ending 7/31/19. Due to this limitation, up to approximately $7,024,804 of losses realized in fiscal year ending 7/31/19 may not be available to offset capital gains of the fund until the fiscal year ending 7/31/20.

The tax character of distributions paid was as follows:

July 31, 2018(a)
Ordinary Income	$700

 (a) For the period December 19, 2017 (commencement of operations) to July 31, 2018.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,946,582,035 and $994,231,509, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annualized rate of .03%.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$20,917,250	2.23%	$5,178

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,317 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $16,993. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .15% of average net assets. This reimbursement will remain in place through September 30, 2019. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $1,192,147.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $203.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity U.S. Total Stock Fund was the owner of record of approximately 37% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Value Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI U.S. Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of July 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 19, 2017 (commencement of operations) through July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period December 19, 2017 (commencement of operations) through July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 257 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Member of the Advisory Board

General Dunwoody also serves as a Member of the Advisory Board of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Actual	.15%	$1,000.00	$986.70	$.74
Hypothetical-C		$1,000.00	$1,024.05	$.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S. Value Index Fund voted to pay on September 17, 2018, to shareholders of record at the opening of business on September 14, 2018, a distribution of $0.069 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.093 per share from net investment income.

The fund designates 28% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 39% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

USV-ANN-0918
1.9885515.100

Item 2.

Code of Ethics

As of the end of the period, July 31, 2018, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Real Estate Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Momentum Index Fund and Fidelity SAI U.S. Quality Index Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$41,000	$100	$6,300	$1,200
Fidelity SAI Real Estate Index Fund	$40,000	$100	$6,000	$1,200
Fidelity SAI Small-Mid Cap 500 Index Fund	$44,000	$100	$5,100	$1,300
Fidelity SAI U.S. Large Cap Index Fund	$42,000	$100	$6,000	$1,200
Fidelity SAI U.S. Momentum Index Fund	$44,000	$100	$4,800	$1,200
Fidelity SAI U.S. Quality Index Fund	$44,000	$100	$5,100	$1,200

July 31, 2017 FeesA.B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$41,000	$100	$6,400	$1,200
Fidelity SAI Real Estate Index Fund	$40,000	$100	$6,100	$1,100
Fidelity SAI Small-Mid Cap 500 Index Fund	$44,000	$100	$5,200	$1,200
Fidelity SAI U.S. Large Cap Index Fund	$42,000	$100	$6,100	$1,200
Fidelity SAI U.S. Momentum Index Fund	$37,000	$-	$4,900	$400
Fidelity SAI U.S. Quality Index Fund	$44,000	$100	$5,200	$1,200

A Amounts may reflect rounding.

B Fidelity SAI U.S. Momentum Index Fund commenced operations on February 9, 2017.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity SAI U.S. Value Index Fund (the “Fund”):

Services Billed by PwC

July 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI U.S. Value Index Fund	$38,000	$2,000	$3,500	$1,200

July 31, 2017 Fees B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI U.S. Value Index Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity SAI U.S. Value Index Fund commenced operations on December 19, 2017.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2018A	July 31, 2017A,B
Audit-Related Fees	$5,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI U.S. Momentum Index Fund’s commencement of operations.

Services Billed by PwC

	July 31, 2018A,B	July 31, 2017 B
Audit-Related Fees	$7,605,000	$-
Tax Fees	$20,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI U.S. Value Index Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2018A,B	July 31, 2017A,B,C
Deloitte Entities	$385,000	$540,000
PwC	$10,365,000	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI U.S. Value Index Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity SAI U.S. Momentum Index Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	September 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	September 26, 2018

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 26, 2018